DECEMBER 31, 2007

RYDEX VARIABLE TRUST ANNUAL REPORT

DOMESTIC EQUITY FUNDS

MULTI-CAP CORE EQUITY FUND

SECTOR ROTATION FUND

ALTERNATIVE INVESTMENT FUNDS

ABSOLUTE RETURN STRATEGIES FUND

COMMODITIES STRATEGY FUND

(Formerly, Commodities Fund)

HEDGED EQUITY FUND

REAL ESTATE FUND

STRENGTHENING DOLLAR 2x STRATEGY FUND

(Formerly, Dynamic Strengthening Dollar Fund)

WEAKENING DOLLAR 2x STRATEGY FUND

(Formerly, Dynamic Weakening Dollar Fund)

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TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4

PERFORMANCE REPORTS AND FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

6

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

14

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

44

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

46

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

48

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

52

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

. . . . . . . . . . . . . . . . . . . . . . . . . . . .

63

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

64

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

69

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

By the last three months of 2007 the stock market gains of summer and fall seemed like a distant memory.

The intertwined crises in the nation’s housing and credit markets had, by the fourth quarter, led to huge drops in stock prices and unprecedented volatility. Despite the end of year turmoil, stocks actually turned in a respectable performance in 2007 with the bellwether Dow Jones Industrial AverageSM (DJIA) and S&P

500® indexes up 8.88% and 5.49% respectively on a total return basis. The tech-heavy Nasdaq 100 Index® ,

which was up 19.24%, showed that investors had a robust appetite for risk for much of the year. Despite the fact that calendar year returns were strong, 2007 will in all likelihood be remembered for the housing debacle that hammered stocks and sent the economy to the brink of recession.

The unfolding housing crisis began to ripple through the world’s financial markets as far back as July, but it was in the fourth quarter that both the U.S. economy and global financial markets lost momentum—with the contagion effects of the subprime debt crisis reaching deeper into the global financial system. The credit crunch that began in the third quarter enveloped the G-7 economies as traditional sources of credit dried up. As asset values plummeted, financial institutions throughout the developed world found themselves suddenly undercapitalized. With a full-blown financial crisis unfolding, central banks moved into crisis prevention mode by pumping capital into their respective financial systems and slashing interest rates. In perhaps one of the most important developments of the year, the outlines of a coordinated,

global easing campaign began to emerge.

In this uncertain environment fears grew that the Federal Reserve (“Fed”) was “behind the curve,” adding to the volatility in stock prices. In fact, the Fed’s initial responses to the unfolding crisis were tempered by inflationary concerns as high energy and commodity prices and a weak U.S. dollar drove inflation significantly higher towards year end.

Risk appetites that had been running high disappeared, and the avoidance of risk became the dominant theme as investors fled financial, consumer discretionary, value and small-cap stocks. The small-cap

Russell 2000® Index fell 1.57%, confirming the rotation away from small caps that began to unfold early in the year. Value stocks also underperformed in 2007 with the S&P 500/Citigroup Pure Value Index underperforming its growth counterpart by more than 10 points. Both of these trends dovetailed in the

S&P SmallCap 600/Citigroup Pure Value Index which dropped nearly 18.60%, vastly underperforming all other “style-box” exposures.

Predictably, defensive sectors such as utilities and consumer staples were favored. And, reflecting the

“decoupling” theory—which assumes growth in the developing world can continue in the face of slowing growth elsewhere—energy, materials and technology stocks rose stratospherically as the respective S&P

500 sector indices rose 34.41%, 22.53% and 16.30%.

Returns for U.S. investors in international stock markets were also boosted by the ongoing decline in the exchange value of the U.S. dollar, which fell 8.31% against a basket of the world’s major currencies. The currency effect helped to propel full-year gains for the MSCI EAFE and Emerging Market indices to

11.66% and 38.79%, respectively.

With the flight-to-quality trade fully in motion, interest rates declined and the yield curve steepened.

We think that, as we move into the early months of 2008, stock market volatility will remain a fact of life.

Defensive exposures that performed well should continue to do so, at least on a relative basis until recession fears abate. Uncorrelated investment strategies, such as absolute return, long/short, commodity,

managed futures and the like, should also provide refuge in a challenging investment climate.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David C. Reilly, CFA

Director, Portfolio Strategies

2

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Some of the Rydex Funds described in this report are benchmarked daily to leveraged or inverse versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150%

of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a

6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value

(“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%–in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls

9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

Index

Index

Fund

Fund

Fund

Level

Performance

Expectation

NAV

Performance

Assessment

Start

100

$10.00

Day 1

106

6.0%

9.0%

$10.90

9.0%

In line

Day 2

99

-6.6%

-9.9%

$

9.82

-9.9%

In line

Cumulative

-1.0%

-1.5%

-1.8%

-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

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3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs,

including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2007 and ending December 31, 2007.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with

$1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and

Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5%

return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

June 30, 2007

December 31, 2007

Period*

Table 1. Based on actual Fund return

Multi-Cap Core Equity Fund

1.18%

$1,000.00

$

889.50

$5.64

Sector Rotation Fund

1.58%

1,000.00

1,089.20

8.35

Absolute Return Strategies Fund

1.76%

1,000.00

981.10

8.77

Commodities Strategy Fund

1.45%

1,000.00

1,237.90

8.16

Hedged Equity Fund

1.77%

1,000.00

971.80

8.81

Real Estate Fund

1.56%

1,000.00

854.00

7.31

Strengthening Dollar 2x Strategy Fund

1.61%

1,000.00

899.10

7.70

Weakening Dollar 2x Strategy Fund

1.58%

1,000.00

1,135.80

8.53

Table 2. Based on hypothetical 5% return

Multi-Cap Core Equity Fund

1.18%

1,000.00

1,019.18

6.02

Sector Rotation Fund

1.58%

1,000.00

1,017.14

8.07

Absolute Return Strategies Fund

1.76%

1,000.00

1,016.22

8.98

Commodities Strategy Fund

1.45%

1,000.00

1,017.80

7.40

Hedged Equity Fund

1.77%

1,000.00

1,016.17

9.04

Real Estate Fund

1.56%

1,000.00

1,017.24

7.96

Strengthening Dollar 2x Strategy Fund

1.61%

1,000.00

1,016.99

8.22

Weakening Dollar 2x Strategy Fund

1.58%

1,000.00

1,017.14

8.07

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365. Expenses shown do not include fees charged by insurance companies.

† This ratio represents annualized Total Expenses, which include dividend expense from securities sold short and expenses ultimately waived by

Rydex Investments. Excluding short dividend expense, the operating expense ratio would be 0.61% and 0.63% lower for Absolute Return

Strategies Fund and Hedged Equity Fund, respectively. After waived expenses, the operating expense ratio of Commodities Strategy Fund would be 0.20% lower.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

5

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

MULTI-CAP CORE EQUITY FUND

OBJECTIVE:

Seeks long-term capital appreciation.

Inception: November 29, 2005

Cumulative Fund Performance

November 29, 2005 - December 31, 2007

Multi-Cap Core Equity Fund returned -5.26%. The

Fund allocates its assets generally in equal

MULTI-CAP CORE EQUITY FUND

RUSSELL 3000 INDEX

proportions to the large, mid and small-cap size

$15,000

groups. Large-cap stocks outperformed mid and

small-cap names and so the Fund’s bias towards

$12,500

the latter detracted from performance. The Fund

$12,120

$10,852

uses a quantitative stock ranking model as part of

$10,000

the investment process. While growth factors

came back in vogue and exposure to momentum

benefited performance, weakness in value more

$7,500

than offset the positive. The stock selection

model was particularly weak in financial services

$5,000

11/29/05

06/30/06

12/31/06

06/30/07

12/31/07

and technology, but performed well in the

telecommunications sector.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

INCEPTION

YEAR

(11/29/05)

MULTI-CAP CORE EQUITY FUND

-5.26%

3.99%

RUSSELL 3000® INDEX

5.14%

9.65%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell 3000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

100%

Exxon Mobil Corp.

1.9%

Consumer Staples

Microsoft Corp.

1.1%

Energy

General Electric Co.

1.1%

80%

Health Care

AT&T, Inc.

1.0%

Consumer Discretionary

Chevron Corp.

0.8%

60%

Bank of America Corp.

0.7%

Industrials

ConocoPhillips

0.7%

40%

JPMorgan Chase & Co.

0.7%

Information Technology

Cisco Systems, Inc.

0.7%

20%

Financials

Hewlett-Packard Co.

0.6%

Top Ten Total

9.3%

Other

0%

“Ten Largest Holdings” exclude any

Multi-Cap Core Equity Fund

temporary cash or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

6

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

SECTOR ROTATION FUND

OBJECTIVE:

Seeks long-term capital appreciation.

Inception: May 1, 2002

Cumulative Fund Performance

May 1, 2002 - December 31, 2007

Sector Rotation Fund turned in another strong

SECTOR ROTATION FUND

S&P 500 INDEX

year by finishing up 22.75%, outperforming the

$20,000

S&P 500’s annual return of 5.49% . Performance

was driven primarily by heavy exposures to

$17,350

industrials and materials with significant

$15,000

underweights to the financials sector. The

$14,989

industrials and materials sectors rose, in part, due

to growth in emerging markets, particularly China.

$10,000

Financials struggled throughout the year as the

U.S. housing market declined partially because of

subprime loan defaults. In 2007, every sector

$5,000

contributed, either by owning or not owning the

05/01/02

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

sector, at least some positive performance within

the Fund. At the more granular industry level overweights in wireless telecommunication services, construction &

engineering, marine, and metals & mining all provided strong performance during the year. Positions in the machinery, airlines, and paper & forest products all had minimal negative impacts on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

FIVE

INCEPTION

YEAR

YEAR

(05/01/02)

SECTOR ROTATION FUND

22.75%

17.46%

10.21%

S&P 500 INDEX

5.49%

12.83%

7.40%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

China Mobile Ltd. — SP ADR

3.6%

100%

Amazon.com, Inc.

3.3%

Energy

Jacobs Engineering Group, Inc.

2.6%

Information Technology

80%

Foster Wheeler Ltd.

2.5%

Consumer Discretionary

Fluor Corp.

2.5%

Telecommunication Services

Altria Group, Inc.

2.4%

60%

Vodafone Group PLC — SP ADR

2.2%

Materials

Google, Inc. — Class A

2.1%

40%

KBR, Inc.

1.9%

Chicago Bridge & Iron Co. NV

1.7%

20%

Industrials

Top Ten Total

24.8%

“Ten Largest Holdings” exclude any

0%

Other

temporary cash or derivative investments.

Sector Rotation Fund

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

7

Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Telecommunication Services
Utilities
Futures Contracts
CDX Swap Agreements Protection Sold
Exchange Traded Funds

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ABSOLUTE RETURN

Cumulative Fund Performance

STRATEGIES FUND

November 29, 2005 - December 31, 2007

ABSOLUTE RETURN

DOW JONES HEDGE FUND

OBJECTIVE:

To provide capital appreciation consistent

STRATEGIES FUND

BALANCED PORTFOLIO INDEX

with the return and risk characteristics of the hedge fund

S&P 500 INDEX

universe. The secondary objective is to achieve these

$15,000

returns with low correlation to and less volatility than

equity indices.

$12,500

$12,146

Inception: November 29, 2005

$11,907

$11,162

Hedge funds performed marginally well during the last 12

$10,000

months, driven mainly by specialized funds that invest in

merger arbitrage and equity long/short strategies, according to the Dow Jones Hedge Fund Indices. In aggregate,

$7,500

absolute return strategy indices outperformed the S&P 500

Index, while doing so with less than half of the volatility of

$5,000

this large capitalization index. The Dow Jones Hedge Fund

11/29/05

06/30/06

12/31/06

06/30/07

12/31/07

Balanced Portfolio Index gained 7.54% during the twelve

months ended December 31, 2007. While not a benchmark

merger arbitrage. Market neutral value and fixed income

for the Fund, the Dow Jones Hedge Fund Balanced Portfolio

arbitrage were detractors of performance. Over the past year,

Index serves as a proxy for the universe of absolute return

the Fund had a monthly correlation with the S&P 500 Index

hedge funds.

of 88%. The Fund also experienced volatility (standard devia-

tion) of daily returns that was half that of the S&P 500 Index.

Rydex Absolute Return Strategies Fund was up 3.84% during

Adding funds or assets with lower correlation to the general this period. The Fund benefited from exposure to market

market is linked to assisting with improved diversification in neutral momentum, domestic equities, global macro and

an overall portfolio.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

INCEPTION

YEAR

(11/29/05)

ABSOLUTE RETURN STRATEGIES FUND

3.84%

5.41%

S&P 500 INDEX

5.49%

9.76%

DOW JONES HEDGE FUND BALANCED PORTFOLIO INDEX

7.54%

8.72%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the

Dow Jones Hedge Fund Balanced Portfolio Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Long Holdings (% of Total Net Assets)

70%

60%

iShares MSCI Emerging Markets

50%

Index Fund

3.9%

40%

iShares S&P GSCI Commodity

30%

Indexed Trust

3.9%

US BioEnergy Corp.

20%

0.5%

10%

Genesco, Inc.

0.5%

0%

-10%

Alliance Data Systems Corp.

0.4%

-20%

Harrah’s Entertainment, Inc.

0.4%

-30%

Baxter International, Inc.

0.4%

NAVTEQ Corp.

0.4%

MTC Technologies, Inc.

0.4%

AMIS Holdings, Inc.

0.4%

Top Ten Total

11.2%

“Ten Largest Long Holdings” exclude any

Absolute Return Strategies Fund

Absolute Return Strategies Fund

Long Holdings

Short Holdings

temporary cash or derivative instruments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

8

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

COMMODITIES STRATEGY FUND

OBJECTIVE:

Seeks to provide investment results

that correlate to the performance of a benchmark

Cumulative Fund Performance

for commodities. The Fund’s current benchmark is

September 30, 2005 - December 31, 2007

the S&P GSCI™.

COMMODITIES STRATEGY FUND

S&P 500 INDEX

Inception: September 30, 2005

S&P GOLDMAN SACHS COMMODITY INDEX

$15,000

By all accounts, commodities had an excellent

year, as the S&P GSCI gained over 30%. Much of

$12,500

$12,471

the rise was driven by ever-increasing prices of oil,

natural gas and other energy products. Other

$10,000

$9,990

commodities, such as gold and corn also pitched

$9,540

in with huge surges in price. For the year, Rydex

Commodities Strategy Fund was up 31.02%.

$7,500

$5,000

09/30/05

12/31/05

06/30/06

12/31/06

06/30/07

12/31/07

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

INCEPTION

YEAR

(09/30/05)

COMMODITIES STRATEGY FUND

31.02%

-2.07%

S&P 500 INDEX

5.49%

10.30%

S&P GOLDMAN SACHS COMMODITY INDEX

32.68%

-0.04%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P

Goldman Sachs Commodity Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

100%

Other

The Fund invests principally in exchange

Industrial Metals

traded funds and in derivative instru-

80%

Agricultural

ments such as structured notes, futures

contracts, and options on index futures.

60%

Structured Notes

40%

Energy

20%

Exchange

Traded Funds

0%

Commodities

S&P GSCI

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

9

Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Telecommunication Services
Utilities
Exchange Traded Funds
Futures Contracts

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

HEDGED EQUITY FUND

Cumulative Fund Performance

November 29, 2005 - December 31, 2007

OBJECTIVE:

To provide capital appreciation consistent with

HEDGED EQUITY FUND

S&P 500 INDEX

the return and risk characteristics of the long/short hedge fund

DOW JONES HEDGE FUND EQUITY LONG/SHORT INDEX

universe. The secondary objective is to achieve these returns

$15,000

with low correlation to and less volatility than equity indices.

Inception: November 29, 2005

$13,120

$12,500

$12,146

Long/short hedge funds were up 19.79% in the 12 months

$11,267

ended December 31, 2007, as measured by the Dow Jones

$10,000

Hedge Fund Equity Long/Short Index. Long/Short indices held-

up fairly well relative to pure directional equity during the peri-

ods of market turbulence in the latter part of the year; most

$7,500

notably, July and November; however, hedged equity strate-

gies, in general, did not perform overly well in August. While

$5,000

not a benchmark for the Fund, the Dow Jones Hedge Fund

11/29/05

06/30/06

12/31/06

06/30/07

12/31/07

Equity Long/Short Index serves as a proxy for the universe of momentum driven stocks. Exposure to value strategies detracted long/short hedge funds. With this in mind, there was significant from performance.

variability in hedge fund equity long/short indices last year; there-

Over the past year, the Fund had a monthly correlation of 86%

fore, looking at the Dow Jones Hedge Fund Equity Long/Short

with the S&P 500 Index while experiencing about three-quarters of

Index in isolation is not a just comparison.

the standard deviation of the index. Adding funds or assets with

Rydex Hedged Equity Fund rose 3.16% over this period, benefiting lower correlation to the general market is linked to assisting with from exposure to domestic equities and long/short positions in improved diversification in an overall portfolio.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

INCEPTION

YEAR

(11/29/05)

HEDGED EQUITY FUND

3.16%

5.88%

S&P 500 INDEX

5.49%

9.76%

DOW JONES HEDGE FUND EQUITY LONG/SHORT INDEX

19.79%

13.89%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the

Dow Jones Hedge Fund Equity Long/Short Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Long Holdings (% of Total Net Assets)

60%

iShares MSCI Emerging Markets

50%

Index Fund

6.4%

40%

Vodafone Group PLC — SP ADR

0.6%

30%

HSBC Holdings PLC — SP ADR

0.5%

20%

BP PLC — SP ADR

0.5%

Total SA — SP ADR

0.5%

10%

Telefonica SA — SP ADR

0.4%

0%

GlaxoSmithKline PLC — SP ADR

0.4%

-10%

Baxter International, Inc.

0.4%

Goldman Sachs Group, Inc.

0.4%

Royal Dutch Shell PLC — SP ADR

0.4%

Top Ten Total

10.5%

“Ten Largest Long Holdings” exclude any

temporary cash or derivative instruments.

Hedged Equity Fund Long Holdings

Hedged Equity Fund Short Holdings

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

10

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

REAL ESTATE FUND

OBJECTIVE:

Seeks to provide capital appreciation

by investing in companies that are involved in the

Cumulative Fund Performance

real estate industry including real estate investment

October 1, 2001 - December 31, 2007

trusts (“REITs”).

REAL ESTATE FUND

S&P REIT COMPOSITE INDEX†

Inception:

October 1, 2001

S&P 500 INDEX

$30,000

REITs and real estate management & development

companies suffered through a tough year with the

eruption of the subprime crisis and subsequent

$20,000

$19,684

tightening of credit. Both industries were down

$17,527

approximately 18% each. Rydex Real Estate Fund

$15,803

reflected the hardships in real estate, with a one-

$10,000

year return of -19.12%. Despite the downturn in

the commercial real estate industry, there were still

bright spots. The best performing stock was Equity

$0

Inns, up 51.05%. Still, there were steep losses. The

10/01/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

worst performing stock, American Home Mortgage

Investment Corp., lost 95.91% of its value.

† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

FIVE

INCEPTION

YEAR

YEAR

(10/01/01)

REAL ESTATE FUND

-19.12%

13.85%

11.45%

S&P 500 INDEX

5.49%

12.83%

7.60%

S&P REIT COMPOSITE INDEX

-16.73%

17.81%

9.39%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P

REIT Composite Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Long Holdings (% of Total Net Assets)

Real Estate

Brookfield Asset Management,

Management

Inc. — Class A

2.9%

& Development

Simon Property Group, Inc.

2.8%

9%

ProLogis

2.6%

Public Storage, Inc.

2.3%

Vornado Realty Trust

2.2%

Boston Properties, Inc.

2.1%

Real Estate

Plum Creek Timber Co., Inc.

2.0%

Investment

Equity Residential

2.0%

Trusts

91%

HCP, Inc.

1.9%

General Growth Properties, Inc.

1.8%

Top Ten Total

22.6%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

Real Estate Fund

“Industry Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

11

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: To provide investment results

that will match the performance of a specific

Cumulative Fund Performance

benchmark on a daily basis. The Fund’s current

September 30, 2005 - December 31, 2007

benchmark is 200% of the performance of the U.S.

STRENGTHENING DOLLAR

2x STRATEGY FUND

U.S. DOLLAR INDEX

Dollar Index.

$15,000

Inception: September 30, 2005

The U.S. dollar continued to weaken against most

$12,500

major currencies in 2007. The decline in the dollar,

which accelerated in the latter half of the year, was

$10,000

caused by a number of factors including continued

$8,568

weakness in the U.S. housing market, billions of

$8,215

$7,500

dollars in losses from subprime investments and a

view that the Federal Reserve was behind the

$5,000

curve in cutting interest rates. This led to a

09/30/05

12/31/05

06/30/06

12/31/06

06/30/07

12/31/07

weakened U.S. consumer and increased volatility

in financial markets. The U.S. Dollar Index was down 8.31% in 2007 and Rydex Strengthening Dollar 2x Strategy

Fund was down 10.89% for the year.

The Fund achieved a daily correlation of more than .99 to its benchmark of 200% of the daily price performance of the U.S. Dollar Index for the year ended December 31, 2007.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

INCEPTION

YEAR

(09/30/05)

STRENGTHENING DOLLAR 2X STRATEGY FUND

-10.89%

-8.36%

U.S. DOLLAR INDEX

-8.31%

-6.63%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The U.S. Dollar Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

200%

The Fund invests principally in derivative

instruments such as currency index swap

agreements, futures contracts, and

160%

options on index futures.

120%

Currency Index

Swap Agreements

British Pound

Canadian Dollar

80%

Japanese Yen

40%

Euro

Other

0%

Strengthening Dollar

U.S. Dollar Index

2x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

12

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (concluded)

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: To provide investment results

that will match the performance of a specific

Cumulative Fund Performance

benchmark on a daily basis. The Fund’s current

September 30, 2005 - December 31, 2007

benchmark is 200% of the inverse performance of

WEAKENING DOLLAR

2x STRATEGY FUND

U.S. DOLLAR INDEX

the U.S. Dollar Index.

$15,000

Inception: September 30, 2005

$13,438

The U.S. dollar continued to weaken against most

$12,500

major currencies in 2007. The decline in the dollar,

which accelerated in the latter half of the year,

$10,000

was caused by a number of factors including the

$8,568

continued weakness in the U.S. housing market,

$7,500

billions of dollars in losses from subprime

investments and a view that the Federal Reserve

$5,000

was behind the curve in cutting interest rates. This

09/30/05

12/31/05

06/30/06

12/31/06

06/30/07

12/31/07

led to a weakened U.S. consumer and increased

volatility in financial markets. The U.S. Dollar Index was down 8.31% in 2007 which helped Rydex Weakening Dollar

2x Strategy Fund post a return of 18.12% for the year.

The Fund achieved a daily correlation of more than .99 to its benchmark of -200% of the daily price performance of the U.S. Dollar Index for the year ended December 31, 2007.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

INCEPTION

YEAR

(09/30/05)

WEAKENING DOLLAR 2X STRATEGY FUND

18.12%

14.02%

U.S. DOLLAR INDEX

-8.31%

-6.63%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The U.S. Dollar Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative

100%

Canadian Dollar

Japanese Yen

instruments such as currency index swap

British Pound

agreements, futures contracts, and

50%

Euro

options on index futures.

Other

0%

-50%

Currency Index

Swap Agreements

-100%

Short Sales

-150%

-200%

Weakening Dollar

U.S. Dollar Index

2x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

13

SCHEDULE OF INVESTMENTS

December 31, 2007

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.9%

PMI Group, Inc.

938

$

12,457

iStar Financial, Inc.†

478

12,452

FINANCIALS 16.8%

BRT Realty Trust†

800

12,240

Bank of America Corp.

1,100

$

45,386

East-West Bancorp, Inc.

500

12,115

JPMorgan Chase & Co.

980

42,777

Alleghany Corp.*

30

12,060

Wells Fargo & Co.†

1,120

33,813

Prospect Capital Corp.

920

12,006

Bank of New York Mellon Corp.

498

24,282

Capital Trust, Inc. — Class A†

390

11,954

American Express Co.

449

23,357

Hersha Hospitality Trust†

1,250

11,875

ProLogis†

320

20,282

Capital Southwest Corp.

100

11,840

Travelers Cos, Inc.

369

19,852

Arbor Realty Trust, Inc.

730

11,760

Citigroup, Inc.

620

18,253

First Citizens BancShares, Inc. —

Loews Corp.

349

17,569

Class A

80

11,668

Assurant, Inc.

259

17,327

WSFS Financial Corp.

230

11,546

Annaly Mortgage

Mission West Properties

1,140

10,841

Management, Inc.†

930

16,907

First Merchants Corp.

480

10,483

SunTrust Banks, Inc.†

269

16,810

DiamondRock Hospitality Co.

690

10,336

Aspen Insurance Holdings Ltd.†

560

16,150

Patriot Capital Funding, Inc.†

1,010

10,191

Lincoln National Corp.

270

15,719

AmeriCredit Corp.*†

780

9,976

Max Capital Group Ltd.†

560

15,674

ACE Ltd.

160

9,885

Regions Financial Corp.†

660

15,609

FirstFed Financial Corp.*†

270

9,671

National Retail Properties, Inc.†

640

14,963

HRPT Properties Trust

1,230

9,508

Commerce Bancshares, Inc.

330

14,804

Colonial Properties Trust†

390

8,826

American International

Marshall & Ilsley Corp.†

249

6,594

Group, Inc.

250

14,575

Goldman Sachs Group, Inc.

30

6,452

Allied World Assurance Company

Anthracite Capital, Inc.†

890

6,444

Holdings Ltd

290

14,549

Senior Housing Properties Trust

280

6,350

Torchmark Corp.†

239

14,467

NorthStar Realty Finance Corp.†

680

6,066

Navigators Group, Inc.*

220

14,300

Capital One Financial Corp.†

120

5,671

Hanover Insurance Group, Inc.

310

14,198

First Community Bancorp

130

5,361

Prosperity Bancshares, Inc.

480

14,107

Morgan Stanley

90

4,780

HCC Insurance Holdings, Inc.

490

14,053

Advanta Corp.

550

4,439

Hercules Technology Growth

Discover Financial Services†

270

4,072

Capital, Inc.

1,130

14,035

Wachovia Corp.

100

3,803

Zions Bancorporation†

299

13,960

Asta Funding, Inc.†

120

3,173

Transatlantic Holdings, Inc.

190

13,807

E*Trade Financial Corp.*†

850

3,018

PNC Financial Services

Alabama National Bancorporation

30

2,334

Group, Inc.†

210

13,786

Triad Guaranty, Inc.*†

230

2,254

Whitney Holding Corp.

520

13,598

Renasant Corp.

100

2,157

Validus Holdings Ltd.*

518

13,458

SLM Corp.†

90

1,813

Philadelphia Consolidated

M&T Bank Corp.†

20

1,631

Holding Corp.*

340

13,379

First Charter Corp.†

50

1,493

Bear Stearns Cos., Inc.†

150

13,238

National Health Investors, Inc.

40

1,116

Amerisafe, Inc.*

850

13,184

Hartford Financial Services

Marathon Acquisition Corp.*†

1,690

13,148

Group, Inc.

10

872

Legg Mason, Inc.

179

13,094

First Indiana Corp.

20

640

U.S. Bancorp†

410

13,013

Total Financials

1,054,484

Community Bancorp*

748

12,993

INFORMATION TECHNOLOGY 16.5%

Ares Capital Corp.

880

12,874

Microsoft Corp.

1,919

68,316

Gramercy Capital Corp.†

520

12,641

Cisco Systems, Inc.*

1,560

42,229

Reinsurance Group of

Hewlett-Packard Co.

800

40,384

America, Inc.

240

12,595

International Business Machines

Franklin Resources, Inc.†

110

12,587

Corp.

370

39,997

Banco Latinoamericano de

Google, Inc. — Class A*

50

34,574

Exportaciones SA

770

12,559

Oracle Corp.*

1,350

30,483

Hallmark Financial Services, Inc.*†

790

12,529

Texas Instruments, Inc.

678

22,645

14

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Apple, Inc.*

110

$

21,789

Ciber, Inc.*

650

$

3,971

Arris Group, Inc.*

2,110

21,053

Tellabs, Inc.*†

580

3,793

Xerox Corp.

1,240

20,076

Avocent Corp.*†

159

3,706

EMC Corp*†

1,079

19,994

Silicon Storage Technology, Inc.*

1,050

3,139

Intel Corp.

730

19,462

Alliance Data Systems Corp.*†

40

3,000

Electronic Data Systems Corp.

850

17,620

Fair Isaac Corp.

90

2,894

Accenture Ltd. — Class A

488

17,583

Affiliated Computer Services,

Applied Materials, Inc.

980

17,405

Inc. — Class A*

50

2,255

Sybase, Inc.*†

630

16,437

Fiserv, Inc.*†

40

2,220

Computer Sciences Corp.*

330

16,325

Hewitt Associates, Inc. — Class A*

50

1,915

Western Digital Corp.*

540

16,313

Qualcomm, Inc.

40

1,574

Avnet, Inc.*

440

15,387

Agilysys, Inc.

50

756

Arrow Electronics, Inc.*†

389

15,280

Acxiom Corp.

30

352

Novellus Systems, Inc.*†

550

15,163

Total Information Technology

1,030,678

Progress Software Corp.*

450

15,156

INDUSTRIALS 13.5%

Standard Microsystems Corp.*

380

14,847

General Electric Co.

1,780

65,985

CommScope, Inc.*

299

14,714

Honeywell International, Inc.

379

23,335

Advent Software, Inc.*†

270

14,607

CSX Corp.

520

22,870

Methode Electronics, Inc. —

Caterpillar, Inc.

299

21,695

Class A

870

14,303

Eaton Corp.

210

20,359

Lam Research Corp.*

330

14,266

Lockheed Martin Corp.

190

19,999

Synopsys, Inc.*†

550

14,261

L-3 Communications Holdings, Inc.

180

19,069

Brooks Automation, Inc.*

1,060

14,003

Union Pacific Corp.

150

18,843

Intersil Corp. — Class A

560

13,709

Parker Hannifin Corp.†

250

18,827

MoneyGram International, Inc.†

890

13,679

Northrop Grumman Corp.

230

18,087

Vishay Intertechnology, Inc.*

1,190

13,578

Illinois Tool Works, Inc.†

330

17,668

Rimage Corp.*

518

13,442

Danaher Corp.†

200

17,548

JDA Software Group, Inc.*

650

13,299

Dover Corp.

379

17,468

Immersion Corp.*†

1,026

13,287

Cooper Industries Ltd. — Class A†

329

17,398

Zoran Corp.*†

590

13,281

Raytheon Co.†

280

16,996

eBay, Inc.*

400

13,276

General Dynamics Corp.

190

16,908

Metavante Technologies, Inc.*†

568

13,246

Norfolk Southern Corp.

330

16,645

Excel Technology, Inc.*

488

13,225

Esterline Technologies Corp.*†

300

15,525

Keynote Systems, Inc.*

940

13,207

SPX Corp.

150

15,427

Total System Services, Inc.†

470

13,160

URS Corp.*

280

15,212

ADC Telecommunications, Inc.*†

820

12,751

GeoEye, Inc.*†

438

14,739

FEI Co.*

510

12,663

Shaw Group, Inc.*

239

14,445

AVX Corp.†

940

12,615

Regal-Beloit Corp.

320

14,384

Cadence Design Systems, Inc.*†

740

12,587

Columbus McKinnon Corp. —

Digi International, Inc.*

880

12,487

Class A*

440

14,353

Entegris, Inc.*

1,440

12,427

Belden, Inc.

320

14,240

Brocade Communications Systems,

Lincoln Electric Holdings, Inc.

200

14,236

Inc.*†

1,690

12,405

Goodman Global, Inc.*

580

14,233

Photronics, Inc.*†

990

12,345

Manpower, Inc.

250

14,225

Compuware Corp.*

1,360

12,077

Rush Enterprises, Inc. — Class A*

777

14,126

Amkor Technology, Inc.*†

1,400

11,942

Ampco-Pittsburgh Corp. PLC

369

14,070

Mattson Technology, Inc.*

1,390

11,898

Thomas & Betts Corp.*

280

13,731

Convergys Corp.*

670

11,028

Republic Airways Holdings, Inc.*

700

13,713

Vignette Corp.*

710

10,373

A.O. Smith Corp.

390

13,670

Mettler Toledo International, Inc.*

90

10,242

Copa Holdings SA†

360

13,525

CPI International, Inc.*

528

9,029

Michael Baker Corp.*

329

13,522

PC Connection, Inc.*

760

8,626

G & K Services, Inc. — Class A

360

13,507

Plantronics, Inc.†

230

5,980

Atlas Air Worldwide

RealNetworks, Inc.*†

750

4,567

Holdings Co., Inc.*

249

13,501

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

15

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Hubbell, Inc. — Class B

260

$

13,416

Dollar Tree Stores, Inc.*

508

$

13,167

COMSYS IT Partners, Inc.*

837

13,208

Men’s Wearhouse, Inc.†

480

12,950

Gardner Denver, Inc.*

400

13,200

News Corp. — Class A

630

12,909

WESCO International, Inc.*

330

13,081

RadioShack Corp.†

757

12,763

Con-way, Inc.

309

12,836

Barnes & Noble, Inc.†

370

12,747

Spherion Corp.*

1,760

12,813

Speedway Motorsports, Inc.†

410

12,743

Steelcase, Inc. — Class A†

800

12,696

Big Lots, Inc.*†

789

12,616

Continental Airlines, Inc. —

American Greetings Corp. —

Class B*†

570

12,683

Class A†

620

12,586

CDI Corp.†

510

12,373

Stage Stores, Inc.†

850

12,580

Teleflex, Inc.

190

11,972

Jos. A. Bank Clothiers, Inc.*†

440

12,518

Hurco Cos., Inc.*†

240

10,476

Weyco Group, Inc.

450

12,375

Perini Corp.*†

250

10,355

Dillard’s, Inc. — Class A†

640

12,019

On Assignment, Inc.*

1,440

10,094

AnnTaylor Stores Corp.*

470

12,013

Tyco International Ltd.†

160

6,344

Helen of Troy Ltd.*

690

11,827

Boeing Co.

60

5,248

Perry Ellis International, Inc.*

749

11,520

Burlington Northern Santa Fe Corp.

50

4,162

FTD Group, Inc.

880

11,334

UAL Corp.*†

110

3,923

Darden Restaurants, Inc.†

409

11,333

United Technologies Corp.

50

3,827

Movado Group, Inc.

440

11,128

3M Co.

30

2,530

Stewart Enterprises, Inc. —

Allied Waste Industries, Inc.*

210

2,314

Class A†

1,250

11,125

Northwest Airlines Corp.*

100

1,451

Monarch Casino & Resort, Inc.*†

460

11,077

PHH Corp.*

80

1,411

Hasbro, Inc.

410

10,488

Robert Half International, Inc.

30

811

Jarden Corp.*

430

10,152

United Rentals, Inc.*

40

734

Conn’s, Inc.*†

570

9,753

Midwest Air Group, Inc.*

40

592

Office Depot, Inc.*

640

8,902

Total Industrials

846,634

Harrah’s Entertainment, Inc.

100

8,875

CONSUMER DISCRETIONARY 12.7%

Aftermarket Technology Corp.*

310

8,451

Walt Disney Co.†

800

25,824

Liberty Global, Inc. — Class A*

199

7,799

Time Warner, Inc.

1,530

25,260

Hooker Furniture Corp.†

379

7,618

Comcast Corp. — Class A*†

1,070

19,538

West Marine, Inc.*

800

7,184

Viacom, Inc. — Class A*

419

18,402

Dress Barn, Inc.*

550

6,881

CBS Corp.

619

16,868

Systemax, Inc.†

330

6,706

Carnival Corp.

369

16,417

Standard Motor Products, Inc.†

800

6,528

Genuine Parts Co.†

349

16,159

McDonald’s Corp.

100

5,891

Sherwin-Williams Co.

270

15,671

Black & Decker Corp.†

80

5,572

AutoZone, Inc.*

130

15,588

Johnson Controls, Inc.

149

5,370

BorgWarner, Inc.

318

15,394

OfficeMax, Inc.†

240

4,958

DIRECTV Group, Inc.*

660

15,259

Nike, Inc. — Class B

70

4,497

Expedia, Inc.*†

480

15,178

Red Robin Gourmet Burgers,

Service Corporation International

1,070

15,033

Inc.*

130

4,159

Scholastic Corp.*

420

14,654

Clear Channel Communications,

Cooper Tire & Rubber Co.

877

14,541

Inc.

100

3,452

Snap-On, Inc.

300

14,472

G-III Apparel Group Ltd.*

190

2,806

Mohawk Industries, Inc.*

190

14,136

Cablevision Systems Corp. —

Stanley Works†

290

14,059

Class A*

110

2,695

Meredith Corp.†

250

13,745

Penn National Gaming, Inc.*

40

2,382

IAC/ InterActiveCorp*†

510

13,729

Harman International Industries,

Autoliv, Inc.

260

13,705

Inc.

30

2,211

Thor Industries, Inc.

360

13,684

Family Dollar Stores, Inc.†

110

2,115

Starwood Hotels & Resorts

MGM MIRAGE*

20

1,680

Worldwide, Inc.

310

13,649

Genesco, Inc.*†

30

1,134

Unifirst Corp.

359

13,642

Wynn Resorts Ltd.†

10

1,121

CEC Entertainment, Inc.*

508

13,188

DG FastChannel, Inc.*

30

769

16

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

CKX, Inc.*

60

$

720

Ventana Medical Systems, Inc.*

40

$

3,489

Riviera Holdings Corp.*

20

616

Eli Lilly & Co.

60

3,203

Home Depot, Inc.

20

539

Millennium Pharmaceuticals, Inc.*†

210

3,146

Cumulus Media, Inc. — Class A*

40

322

Medtronic, Inc.

50

2,514

Hearst-Argyle Television, Inc.

10

221

AMERIGROUP Corp.*†

60

2,187

Total Consumer Discretionary

793,692

Zimmer Holdings, Inc.*

30

1,985

HEALTH CARE 10.8%

Sierra Health Services, Inc.*

30

1,259

Johnson & Johnson, Inc.

510

34,017

Salix Pharmaceuticals Ltd.*†

149

1,174

UnitedHealth Group, Inc.

500

29,100

Total Health Care

673,282

Wyeth

538

23,774

ENERGY 10.2%

WellPoint, Inc.*

270

23,687

Exxon Mobil Corp.

1,300

121,797

Amgen, Inc.*†

480

22,291

Chevron Corp.

550

51,332

Pfizer, Inc.

920

20,912

ConocoPhillips

490

43,267

Baxter International, Inc.

350

20,317

Occidental Petroleum Corp.

340

26,177

Schering-Plough Corp.

760

20,246

National-Oilwell Varco, Inc.*

350

25,711

Hologic, Inc.*†

290

19,906

Transocean, Inc.†

160

22,904

Aetna, Inc.

330

19,051

Marathon Oil Corp.

360

21,910

Perrigo Co.†

520

18,205

Valero Energy Corp.

300

21,009

Thermo Fisher Scientific, Inc.*

310

17,881

ENSCO International, Inc.†

300

17,886

Coventry Health Care, Inc.*

299

17,716

Tesoro Corp.

340

16,218

Amedisys, Inc.*†

330

16,012

Oil States International, Inc.*†

470

16,036

Henry Schein, Inc.*

250

15,350

Mariner Energy, Inc.*†

690

15,787

Martek Biosciences Corp.*†

500

14,790

Helmerich & Payne, Inc.†

390

15,627

Chemed Corp.

259

14,473

Stone Energy Corp.*

319

14,964

Cephalon, Inc.*†

200

14,352

Rowan Cos., Inc.†

379

14,955

Analogic Corp.

210

14,221

Tidewater, Inc.†

270

14,812

Symmetry Medical, Inc.*

810

14,118

Holly Corp.

289

14,707

PerkinElmer, Inc.

540

14,051

Dresser-Rand Group, Inc.*

370

14,449

Merck & Co., Inc.

240

13,946

SEACOR Holdings, Inc.*†

150

13,911

RehabCare Group, Inc.*

618

13,942

Patterson-UTI Energy, Inc.†

710

13,859

Lincare Holdings, Inc.*†

390

13,712

Bois d’Arc Energy, Inc.*

678

13,458

Biogen Idec, Inc.*†

230

13,092

Bronco Drilling Co., Inc.*

890

13,217

Warner Chilcott Ltd.*

730

12,943

Global Industries Ltd.*†

600

12,852

ICU Medical, Inc.*

350

12,604

Golar LNG Ltd.†

570

12,608

Cynosure, Inc.*†

469

12,410

Delek US Holdings, Inc.

560

11,329

WellCare Health Plans, Inc.*

289

12,256

Schlumberger Ltd.

110

10,821

Emergency Medical Services Corp.

Frontier Oil Corp.†

249

10,104

— Class A*†

409

11,976

Grant Prideco, Inc.*

179

9,936

Conmed Corp.*†

510

11,786

Alon USA Energy, Inc.

360

9,785

Phase Forward, Inc.*

520

11,310

USEC, Inc.*†

860

7,740

Cantel Medical Corp.*

770

11,227

Whiting Petroleum Corp.*

110

6,343

Albany Molecular Research, Inc.*

780

11,216

Pride International, Inc.*†

90

3,051

Mylan Laboratories, Inc.†

780

10,967

Lufkin Industries, Inc.

30

1,719

King Pharmaceuticals, Inc.*†

930

9,523

Total Energy

640,281

Viropharma, Inc.*†

1,120

8,893

CONSUMER STAPLES 7.0%

Air Methods Corp.*

170

8,444

Procter & Gamble Co.

480

35,241

Watson Pharmaceuticals, Inc.*

310

8,413

CVS Caremark Corp.

620

24,645

Vital Signs, Inc.†

150

7,668

Altria Group, Inc.

270

20,407

DENTSPLY International, Inc.

170

7,653

Coca-Cola Co.

280

17,184

Cubist Pharmaceuticals, Inc.*

340

6,973

Kroger Co.

640

17,094

Abbott Laboratories

100

5,615

Loews Corp. - Carolina Group

200

17,060

Emergent Biosolutions, Inc.*

1,060

5,364

Energizer Holdings, Inc.*

140

15,698

Genentech, Inc.*

60

4,024

PepsiCo, Inc.

200

15,180

Enzon Pharmaceuticals, Inc.*†

409

3,898

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

17

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Kellogg Co.

289

$

15,152

UTILITIES 4.5%

Pilgrim’s Pride Corp.

518

14,996

Edison International

389

$

20,761

Pepsi Bottling Group, Inc.†

380

14,995

FPL Group, Inc.

270

18,300

J.M. Smucker Co.

290

14,918

Mirant Corp.*†

460

17,931

Universal Corp.†

289

14,802

Duke Energy Corp.

880

17,750

Fresh Del Monte Produce, Inc.*

438

14,708

FirstEnergy Corp.

240

17,362

Reynolds American, Inc.†

219

14,445

Reliant Energy, Inc.*

649

17,030

NBTY, Inc.*

519

14,221

DTE Energy Co.

350

15,386

Church & Dwight Co., Inc.†

260

14,058

Cleco Corp.†

548

15,234

Cal-Maine Foods, Inc.

510

13,530

NSTAR†

410

14,850

Winn-Dixie Stores, Inc.*†

800

13,496

Energen Corp.

230

14,773

Herbalife Ltd.

329

13,252

Alliant Energy Corp.

360

14,648

Corn Products International, Inc.

360

13,230

TECO Energy, Inc.†

840

14,456

PepsiAmericas, Inc.

390

12,995

Portland General Electric Co.

510

14,168

Nash Finch Co.†

360

12,701

Southern Union Co.

478

14,034

TreeHouse Foods, Inc.*

540

12,415

Laclede Group, Inc.

409

14,004

Village Super Market

230

11,705

AGL Resources, Inc.

370

13,927

Wal-Mart Stores, Inc.

240

11,407

Public Service Enterprise Group,

Del Monte Foods Co.

1,130

10,690

Inc.

140

13,754

Prestige Brands Holdings, Inc. —

Atmos Energy Corp.†

300

8,412

Class A*†

950

7,106

Energy East Corp.

80

2,177

Central Garden and Pet Co. —

Total Utilities

278,957

Class A*†

1,250

6,700

TELECOMMUNICATION SERVICES 3.4%

Sanderson Farms, Inc.†

150

5,067

AT&T, Inc.

1,580

65,665

Reddy Ice Holdings, Inc.†

30

759

Telephone & Data Systems, Inc.

250

15,650

Total Consumer Staples

439,857

Verizon Communications, Inc.

350

15,292

MATERIALS 4.5%

CenturyTel, Inc.

360

14,926

CF Industries Holdings, Inc.†

220

24,213

NTELOS Holdings Corp.

500

14,845

United States Steel Corp.

170

20,555

Premiere Global Services, Inc.*

998

14,820

Freeport-McMoRan Copper & Gold,

Shenandoah Telecommunications

Inc.

200

20,488

Co.

540

12,949

Dow Chemical Co.

500

19,710

Atlantic Tele-Network, Inc.

380

12,836

LSB Industries, Inc.*

598

16,876

U.S. Cellular Corp.*

150

12,615

Schnitzer Steel Industries, Inc. —

Syniverse Holdings, Inc.*

630

9,815

Class A†

219

15,139

Sprint Nextel Corp.†

600

7,878

Reliance Steel & Aluminum Co.

270

14,634

USA Mobility, Inc.*

550

7,865

Pactiv Corp.*

548

14,593

American Tower Corp. — Class A*

120

5,112

Carpenter Technology Corp.

190

14,282

Rural Cellular Corp. — Class A*

20

882

Sonoco Products Co.

430

14,052

North Pittsburgh Systems, Inc.

20

454

Albemarle Corp.†

330

13,612

Total Telecommunication Services

211,604

Cytec Industries, Inc.

220

13,548

Total Common Stocks

Cabot Corp.

400

13,336

(Cost $6,158,315)

6,251,131

Rock-Tenn Co. — Class A

520

13,213

Lubrizol Corp.

240

12,998

FACE

Universal Stainless & Alloy*

340

12,094

AMOUNT

Buckeye Technologies, Inc.*

800

10,000

REPURCHASE AGREEMENTS 0.1%

Brush Engineered Materials, Inc.*

210

7,774

Repurchase Agreement (Note 5)

Mercer International, Inc.*

560

4,385

Mizuho Financial Group, Inc.

Airgas, Inc.

70

3,648

issued 12/31/07 at 1.40%

Huntsman Corp.

50

1,285

due 01/02/08

$

1,783

1,783

International Paper Co.†

20

648

Morgan Stanley

Myers Industries, Inc.†

40

579

issued 12/31/07 at 1.20%

Total Materials

281,662

due 01/02/08

1,783

1,783

18

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

MULTI-CAP CORE EQUITY FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

UBS Financial Services, Inc.

issued 12/31/07 at 1.14%

due 01/02/08

$

1,783

$

1,783

Lehman Brothers Holdings, Inc.

issued 12/31/07 at 1.00%

due 01/02/08

887

887

Total Repurchase Agreements

(Cost $6,236)

6,236

SECURITIES LENDING COLLATERAL 18.4%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

1,151,213

1,151,213

Total Securities Lending Collateral

(Cost $1,151,213)

1,151,213

Total Investments 118.4%

(Cost $7,315,764)

$  7,408,580

Liabilities in Excess of

Other Assets – (18.4)%

$ (1,148,802)

Net Assets – 100.0%

$  6,259,778

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

19

SCHEDULE OF INVESTMENTS

December 31, 2007

SECTOR ROTATION FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 96.0%

Anglo American PLC

— SP ADR†

41,132

$

1,249,179

INDUSTRIALS 34.6%

POSCO — SP ADR†

6,700

1,007,747

Jacobs Engineering Group,

Barrick Gold Corp.

22,500

946,125

Inc.*

34,800

$

3,327,228

E.I. du Pont de Nemours

Foster Wheeler Ltd.*

21,100

3,270,922

and Co.

20,900

921,481

Fluor Corp.†

21,900

3,191,268

Dow Chemical Co.

22,400

883,008

KBR Inc.*†

62,801

2,436,679

Praxair, Inc.

9,300

825,003

Chicago Bridge & Iron, Co.

Southern Copper Corp.†

7,500

788,475

NV

37,600

2,272,544

Goldcorp, Inc.†

21,600

732,888

Diana Shipping, Inc.†

68,909

2,167,877

Air Products & Chemicals, Inc.

7,200

710,136

Shaw Group, Inc.*†

35,600

2,151,664

Alcoa, Inc.

18,700

683,485

Kirby Corp.*†

45,517

2,115,630

Agrium, Inc.

8,200

592,122

URS Corp.*

38,410

2,086,815

Newmont Mining Corp.

11,600

566,428

ABB Ltd. — SP ADR

71,400

2,056,320

Ecolab, Inc.†

11,000

563,310

Quanta Services, Inc.*†

78,181

2,051,469

Celanese Corp.

11,000

465,520

Alexander & Baldwin, Inc.†

35,802

1,849,531

PPG Industries, Inc.

6,600

463,518

Emerson Electric Co.

30,145

1,708,016

Nucor Corp.

7,800

461,916

First Solar, Inc.*

5,700

1,522,698

Teck Cominco Ltd. - Class B

12,884

460,087

DryShips, Inc.†

17,000

1,315,800

Sigma-Aldrich Corp.†

7,500

409,500

Suntech Power Holdings Co.

Huntsman Corp.

14,200

364,940

Ltd. - SP ADR*†

14,600

1,201,872

Freeport-McMoRan Copper &

Seaspan Corp.†

47,032

1,151,814

Gold, Inc.

3,343

342,457

Woodward Governor Co.

13,200

896,940

Eastman Chemical Co.†

5,200

317,668

Sunpower Corp.*†

6,600

860,574

Total Materials

24,736,634

EMCOR Group, Inc.*

33,200

784,516

TELECOMMUNICATION SERVICES 15.4%

Horizon Lines, Inc. — Class A†

40,600

756,784

China Mobile Ltd. — SP ADR†

53,400

4,638,858

Genco Shipping & Trading

Vodafone Group PLC — SP ADR

76,680

2,861,697

Ltd.†

13,281

727,268

America Movil SAB de CV —

Perini Corp.*†

17,142

710,022

SP ADR

34,500

2,117,955

Eagle Bulk Shipping, Inc.†

22,493

597,189

Vimpel-Communications —

AMETEK, Inc.

11,600

543,344

SP ADR

44,800

1,863,680

Roper Industries, Inc.†

8,600

537,844

Mobile Telesystems —

Quintana Maritime Ltd.

22,687

521,347

SP ADR†

16,500

1,679,535

Brady Corp. — Class A†

10,900

382,481

Rogers Communications,

GrafTech International Ltd.*

21,400

379,850

Inc. — Class B

24,400

1,104,100

Hubbell, Inc. — Class B

7,000

361,200

Turkcell Iletisim Hizmet AS,

Energy Conversion Devices,

Inc. — SP ADR†

40,000

1,102,800

Inc.*†

9,200

309,580

Sprint Nextel Corp.†

69,600

913,848

Belden, Inc.

6,500

289,250

SK Telecom Co. Ltd. — SP ADR

26,300

784,792

Regal-Beloit Corp.

5,500

247,225

American Tower Corp. —

American Superconductor

Class A*

17,600

749,760

Corp.*†

9,000

246,060

Philippine Long Distance

Total Industrials

45,029,621

Telephone Co. — SP ADR†

9,300

704,196

MATERIALS 19.0%

U.S. Cellular Corp.*†

6,058

509,478

BHP Billiton Ltd. — SP ADR†

25,878

1,812,495

Crown Castle International

Companhia Vale do Rio Doce

Corp.*†

12,100

503,360

— SP ADR

53,006

1,731,706

MetroPCS Communications,

Rio Tinto PLC — SP ADR

3,900

1,637,610

Inc.*†

22,900

445,405

Monsanto Co.

13,900

1,552,491

Total Telecommunication Services

19,979,464

The Mosaic Co.*

16,049

1,514,063

CONSUMER DISCRETIONARY 7.7%

ArcelorMittal†

18,400

1,423,240

Amazon.com, Inc.*†

46,228

4,282,562

Potash Corporation of

Expedia, Inc.*

60,600

1,916,172

Saskatchewan†

9,100

1,310,036

Priceline.com, Inc.*†

14,600

1,676,956

20

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

SECTOR ROTATION FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

Netflix, Inc.*†

31,500

$

838,530

REPURCHASE AGREEMENT 2.8%

Systemax, Inc.†

26,343

535,290

Repurchase Agreement (Note 5)

GSI Commerce, Inc.*†

25,991

506,824

Lehman Brothers Holdings, Inc.

Blue Nile, Inc.*†

4,712

320,699

issued 12/31/07 at 1.00%

Total Consumer Discretionary

10,077,033

due 01/02/08

$

3,698,909

$

3,698,909

INFORMATION TECHNOLOGY 7.5%

Total Repurchase Agreement

Google, Inc. — Class A*

3,900

2,696,772

(Cost $3,698,909)

3,698,909

eBay, Inc.*

45,100

1,496,869

SECURITIES LENDING COLLATERAL 24.8%

Yahoo!, Inc.*

46,900

1,090,894

Investment in Securities Lending Short Term

VeriSign, Inc.*†

19,900

748,439

Investment Portfolio Held by

Akamai Technologies, Inc.*†

15,500

536,300

U.S. Bank (Note 8)

32,234,639

32,234,639

Equinix, Inc.*†

3,900

394,173

Gmarket, Inc.*†

14,772

367,823

Total Securities Lending Collateral

Sohu.com, Inc.*

6,300

343,476

(Cost $32,234,639)

32,234,639

ValueClick, Inc.*

14,200

310,980

Total Investments 123.6%

VistaPrint Ltd.*

7,100

304,235

(Cost $143,832,661)

$ 160,872,173

Omniture, Inc.*†

9,000

299,610

Liabilities in Excess of

CNET Networks, Inc.*†

31,900

291,566

Other Assets – (23.6)%

$  (30,705,853)

SAVVIS, Inc.*†

8,800

245,608

Net Assets – 100.0%

$ 130,166,320

DealerTrack Holdings, Inc.*†

6,700

224,249

Digital River, Inc.*†

6,100

201,727

j2 Global Communications, Inc.*

8,600

182,062

Total Information Technology

9,734,783

ENERGY 7.0%

Transocean, Inc.†

10,187

1,458,269

Halliburton Co.

25,300

959,123

National-Oilwell Varco, Inc.*

11,700

859,482

Weatherford International Ltd.*

11,800

809,480

Diamond Offshore Drilling, Inc.†

5,700

809,400

Baker Hughes, Inc.

9,800

794,780

Noble Corp.

12,100

683,771

Tenaris SA — SP ADR

15,000

670,950

Smith International, Inc.

8,300

612,955

Cameron International Corp.*

10,800

519,804

ENSCO International, Inc.†

8,500

506,770

BJ Services Co.†

17,100

414,846

Total Energy

9,099,630

CONSUMER STAPLES 4.8%

Altria Group, Inc.

41,300

3,121,454

Reynolds American, Inc.

16,700

1,101,532

Loews Corp. - Carolina Group

8,900

759,170

UST, Inc.

13,400

734,320

Universal Corp.

5,900

302,198

Vector Group Ltd.

13,100

262,786

Total Consumer Staples

6,281,460

Total Common Stocks

(Cost $107,899,113)

124,938,625

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

21

SCHEDULE OF INVESTMENTS

December 31, 2007

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 55.0%

Annaly Mortgage Management,

Inc.†

1,620

$

29,452

FINANCIALS 10.4%

Genworth Financial, Inc. —

Goldman Sachs Group, Inc.

610

$

131,180

Class A†

1,150

29,268

Chittenden Corp.

3,271

116,513

AXA — SP ADR

730

28,988

First Indiana Corp.

3,591

114,912

IntercontinentalExchange, Inc.*

150

28,875

Alfa Corp.

5,292

114,678

Host Hotels & Resorts, Inc.†

1,420

24,197

Commerce Group, Inc.†

3,171

114,093

CME Group Inc.†

30

20,580

American Financial Realty Trust

13,964

111,991

American Financial Group, Inc.

620

17,906

KNBT Bancorp, Inc.†

7,222

111,363

Protective Life Corp.

400

16,408

Travelers Cos, Inc.

2,051

110,344

Jones Lang LaSalle, Inc.†

230

16,367

Sterling Financial Corp.

6,712

110,211

Fidelity National Financial, Inc.

Commerce Bancorp, Inc.†

2,871

109,500

— Class A†

1,060

15,487

U.S.B. Holding Co.

5,482

108,544

Apartment Investment &

HSBC Holdings PLC

Management Co. — Class A†

440

15,281

— SP ADR†

1,150

96,266

Taubman Centers, Inc.†

290

14,265

Allied World Assurance Company

SLM Corp.†

670

13,494

Holdings Ltd

1,680

84,286

Bank of New York Mellon Corp.

270

13,165

Charles Schwab Corp.

3,251

83,063

BRE Properties, Inc. — Class A†

280

11,348

Plum Creek Timber Co., Inc.

Franklin Resources, Inc.†

80

9,154

(REIT)†

1,781

81,997

T. Rowe Price Group, Inc.†

131

7,975

Aon Corp.

1,650

78,688

Nymex Holdings, Inc.†

50

6,681

Alleghany Corp.*†

190

76,380

Eaton Vance Corp.†

100

4,541

Marsh & McLennan Cos., Inc.

2,601

68,848

Forestar Real Estate Group, Inc.*

167

3,932

Loews Corp.

1,330

66,952

Guaranty Financial Group, Inc.*

167

2,667

Banco Santander Central Hispano

Extra Space Storage, Inc.

167

2,386

SA — SP ADR†

3,021

65,072

CIT Group, Inc.

90

2,163

JPMorgan Chase & Co.

1,420

61,983

Navigators Group, Inc.*

32

2,080

Morgan Stanley

1,010

53,641

Fannie Mae

3

120

Federated Investors, Inc. —

Old Republic International Corp.†

4

62

Class B†

1,260

51,862

Capital One Financial Corp.

1

47

UBS AG — SP ADR

1,100

50,600

Cincinnati Financial Corp.

1

40

Allstate Corp.

960

50,141

W.R. Berkley Corp.

1

30

Hartford Financial Services

Ambac Financial Group, Inc.

1

26

Group, Inc.

570

49,698

National City Corp.

1

16

Chubb Corp.

830

45,301

Total Financials

3,267,890

Deutsche Bank AG— SP ADR†

350

45,293

INFORMATION TECHNOLOGY 6.9%

ACE Ltd.

730

45,099

Alliance Data Systems Corp.*†

1,861

139,556

Ameriprise Financial, Inc.

810

44,639

NAVTEQ Corp.*

1,801

136,156

Blackrock, Inc.

200

43,360

AMIS Holdings, Inc.*

13,299

133,256

Transatlantic Holdings, Inc.

590

42,875

Visual Sciences, Inc.*

7,182

132,723

ProLogis†

620

39,296

Hewlett-Packard Co.

2,491

125,746

Allianz AG - SP ADR

1,841

39,121

Cognos Inc*

2,001

115,198

Banco Bilbao Vizcaya Argentaria

ASE Test Ltd.*

7,982

113,265

SA — SP ADR†

1,610

39,042

MoneyGram International, Inc.†

6,426

98,768

Credit Suisse Group

MEMC Electronic Materials, Inc.*

1,070

94,684

— SP ADR†

640

38,464

Novellus Systems, Inc.*†

3,241

89,354

Lloyds TSB Group PLC —

Vishay Intertechnology, Inc.*

6,412

73,161

SP ADR

980

36,897

Juniper Networks, Inc.*†

2,091

69,421

ING Groep NV — SP ADR

910

35,408

Electronic Data Systems Corp.

3,161

65,528

AFLAC, Inc.

550

34,447

EMC Corp*†

3,221

59,685

Barclays PLC — SP ADR†

850

34,315

Nokia Oyj — SP ADR†

1,550

59,504

UnumProvident Corp.†

1,440

34,258

Teradyne, Inc.*†

5,732

59,269

Prudential Financial, Inc.

330

30,703

Applied Materials, Inc.

2,921

51,877

Janus Capital Group, Inc.†

900

29,565

Nvidia Corp.*

1,460

49,669

22

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

AVX Corp.

3,631

$

48,728

Burlington Northern Santa Fe

CommScope, Inc.*

816

40,160

Corp.

610

$

50,770

Xerox Corp.

2,121

34,339

Jacobs Engineering Group,

Avnet, Inc.*

960

33,571

Inc.*†

510

48,761

Google, Inc. — Class A*

40

27,659

Foster Wheeler Ltd.*

280

43,406

MasterCard, Inc.

120

25,824

Norfolk Southern Corp.

830

41,865

Computer Sciences Corp.*

480

23,746

AGCO Corp.*

600

40,788

Polycom, Inc.*†

830

23,057

Shaw Group, Inc.*†

610

36,868

Dolby Laboratories, Inc. —

Eaton Corp.

380

36,841

Class A*

410

20,385

Waste Management, Inc.

1,120

36,590

SAP AG — SP ADR†

360

18,378

Joy Global, Inc.

550

36,201

Tellabs, Inc.*†

2,661

17,403

Steelcase, Inc. — Class A†

2,261

35,882

Affiliated Computer Services,

ITT Industries, Inc.

540

35,662

Inc. — Class A*

380

17,138

Pall Corp.

820

33,062

Intersil Corp. — Class A

660

16,157

Flowserve Corp.

310

29,822

eBay, Inc.*

460

15,267

Quanta Services, Inc.*†

1,060

27,814

Telefonaktiebolaget LM Ericsson

Ryder System, Inc.

580

27,266

— SP ADR†

590

13,776

KBR Inc.*

650

25,220

Dycom Industries, Inc.*†

510

13,592

Chicago Bridge & Iron, Co. NV†

390

23,572

Riverbed Technology, Inc.*

490

13,103

Diana Shipping, Inc.†

710

22,337

Convergys Corp.*

780

12,839

Kirby Corp.*†

470

21,846

Atmel Corp.*

2,971

12,835

URS Corp.*

389

21,134

Gartner, Inc. — Class A*†

650

11,414

ABB Ltd. — SP ADR

730

21,024

Trimble Navigation Ltd.*†

360

10,886

Deere & Co.

220

20,486

VeriSign, Inc.*†

200

7,522

Koninklijke Philips Electronics

Equinix, Inc.*†

50

5,054

NV — SP ADR

460

19,665

Gmarket, Inc.*†

160

3,984

Emerson Electric Co.

310

17,565

Sohu.com, Inc.*

70

3,816

Timken Co.†

500

16,425

ValueClick, Inc.*

150

3,285

DRS Technologies, Inc.†

280

15,196

CNET Networks, Inc.*†

330

3,016

Manitowoc Co., Inc.

300

14,649

VistaPrint Ltd.*

70

3,000

Granite Construction, Inc.

380

13,748

Varian Semiconductor Equipment

Con-way, Inc.

330

13,708

Associates, Inc.*

80

2,960

DryShips, Inc.†

170

13,158

SAVVIS, Inc.*

90

2,512

Suntech Power Holdings Co. Ltd.

DealerTrack Holdings, Inc.*†

70

2,343

— SP ADR*

150

12,348

Digital River, Inc.*†

70

2,315

Seaspan Corp.†

480

11,755

j2 Global Communications, Inc.*

90

1,905

GATX Corp.

320

11,738

Micron Technology, Inc.*†

13

94

United Rentals, Inc.*

630

11,567

Motorola, Inc.

4

64

BE Aerospace, Inc.*†

213

11,268

LSI Logic Corp.*

9

48

First Solar, Inc.*

40

10,686

Total Information Technology

2,158,995

McDermott International, Inc.*†

180

10,625

INDUSTRIALS 6.8%

SPX Corp.

100

10,285

MTC Technologies, Inc.*

5,730

134,655

Ryanair Holdings PLC —

Goodman Global, Inc.*

4,871

119,534

SP ADR*†

250

9,860

First Consulting Group, Inc.*

8,923

115,374

Woodward Governor Co.†

140

9,513

Midwest Air Group, Inc.*

7,352

108,810

Sunpower Corp.*†

70

9,127

PHH Corp.*

5,271

92,980

EMCOR Group, Inc.*

340

8,034

CSX Corp.

2,021

88,884

Horizon Lines, Inc. — Class A†

420

7,829

Trane, Inc.

1,696

79,220

Genco Shipping & Trading Ltd.†

140

7,666

Paccar, Inc.†

1,300

70,824

Perini Corp.*†

180

7,456

Precision Castparts Corp.

490

67,963

Fluor Corp.

50

7,286

Caterpillar, Inc.

900

65,304

Eagle Bulk Shipping, Inc.†

230

6,107

Terex Corp.*

930

60,980

Roper Industries, Inc.†

90

5,629

Cummins, Inc.

410

52,222

AMETEK, Inc.

120

5,621

Siemens AG — SP ADR†

330

51,929

Quintana Maritime Ltd.†

230

5,285

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

23

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Brady Corp. — Class A†

120

$

4,211

Community Health Systems,

GrafTech International Ltd.*

220

3,905

Inc.*†

390

$

14,375

Energy Conversion Devices,

Lincare Holdings, Inc.*†

340

11,954

Inc.*†

100

3,365

Teva Pharmaceutical Industries

Belden, Inc.†

70

3,115

Ltd. — SP ADR

220

10,226

American Superconductor

Stryker Corp.†

121

9,041

Corp.*†

100

2,734

Biogen Idec, Inc.*

150

8,538

Regal-Beloit Corp.

60

2,697

Mylan Laboratories, Inc.

1

14

CH Robinson Worldwide, Inc.

20

1,082

Total Health Care

2,090,905

Stericycle, Inc.*†

10

594

CONSUMER DISCRETIONARY 6.6%

FedEx Corp.

1

89

Genesco, Inc.*†

3,761

142,166

Tyco International Ltd.

1

40

Harrah’s Entertainment, Inc.

1,570

139,338

Total Industrials

2,151,527

Kellwood Co.

7,722

128,494

HEALTH CARE 6.6%

Riviera Holdings Corp.*

4,171

128,467

Baxter International, Inc.

2,391

138,798

Penn National Gaming, Inc.*

1,931

114,991

Schering-Plough Corp.

4,741

126,300

CKX, Inc.*†

9,543

114,516

Axcan Pharma, Inc.*

5,361

123,303

Clear Channel Communications,

Aspreva Pharmaceuticals Corp.*†

4,441

115,466

Inc.

3,211

110,844

E-Z-EM, Inc.*

5,552

115,093

Time Warner, Inc.

6,532

107,843

Sierra Health Services, Inc.*

2,741

115,012

Restoration Hardware, Inc.*†

16,045

105,416

Bradley Pharmaceuticals, Inc.*

5,792

114,102

Cumulus Media, Inc. — Class A*†

9,993

80,344

Radiation Therapy Services,

XM Satellite Radio Holdings,

Inc.*†

3,691

114,089

Inc.*†

6,072

74,321

GlaxoSmithKline PLC —

McDonald’s Corp.

1,210

71,281

SP ADR

1,590

80,120

DIRECTV Group, Inc.*

2,751

63,603

Novartis AG — SP ADR

1,350

73,319

Amazon.com, Inc.*

600

55,584

UnitedHealth Group, Inc.

1,140

66,348

DaimlerChrysler AG— SP ADR

480

45,903

Eli Lilly & Co.

1,230

65,670

Walt Disney Co.†

1,380

44,547

Thermo Fisher Scientific, Inc.*

1,060

61,141

Home Depot, Inc.

1,410

37,985

Sanofi-Aventis — SP ADR

1,280

58,278

Expedia, Inc.*†

1,120

35,414

Pfizer, Inc.

2,541

57,757

Comcast Corp. — Class A*†

1,931

35,260

WellPoint, Inc.*

600

52,638

Carnival Corp.

750

33,368

CIGNA Corp.

930

49,969

GameStop Corp. — Class A*

486

30,186

Aetna, Inc.

730

42,143

CTC Media, Inc.*

910

27,482

Humana, Inc.*

510

38,408

AutoZone, Inc.*

200

23,982

AstraZeneca PLC — SP ADR

860

36,825

Big Lots, Inc.*†

1,380

22,066

Waters Corp.*

440

34,791

Kohl’s Corp.*

420

19,236

DENTSPLY International, Inc.

750

33,765

Priceline.com, Inc.*†

150

17,229

McKesson Corp.

510

33,410

Discovery Holding Co. —

Visicu, Inc.*

2,331

27,669

Class A*

680

17,095

Brookdale Senior Living, Inc.†

940

26,705

Burger King Holdings, Inc.

550

15,681

Cerner Corp.*

420

23,688

Hasbro, Inc.

580

14,836

Coventry Health Care, Inc.*

380

22,515

Whirlpool Corp.

170

13,877

Quest Diagnostics, Inc.

420

22,218

Mattel, Inc.

710

13,518

Health Net, Inc.*

440

21,252

MGM MIRAGE*

150

12,603

Express Scripts, Inc.*

290

21,170

Virgin Media, Inc.

710

12,169

WellCare Health Plans, Inc.*

480

20,357

Mohawk Industries, Inc.*†

160

11,904

VCA Antech, Inc.*

460

20,346

American Eagle Outfitters, Inc.

560

11,631

Medco Health Solutions, Inc.*

190

19,266

Luxottica Group — SP ADR†

340

10,707

Alcon, Inc. — SP ADR

120

17,165

BorgWarner, Inc.

220

10,650

Invitrogen Corp.*

180

16,814

RadioShack Corp.†

630

10,622

HLTH Corp.*†

1,170

15,678

Ross Stores, Inc.

410

10,484

Shire PLC — SP ADR†

220

15,169

Dollar Tree Stores, Inc.*

400

10,368

24

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

ITT Educational Services, Inc.*

120

$

10,232

TELECOMMUNICATION SERVICES 3.4%

Wynn Resorts Ltd.†

90

10,092

SunCom Wireless Holdings, Inc.

Phillips-Van Heusen Corp.

270

9,952

— Class A*†

4,311

$

115,017

Garmin Ltd.

90

8,730

Rural Cellular Corp. — Class A*

2,591

114,237

Netflix, Inc.*†

320

8,518

Vodafone Group PLC — SP ADR

3,051

113,863

Johnson Controls, Inc.

230

8,289

Telefonica SA — SP ADR

820

80,024

Guess?, Inc.†

190

7,199

U.S. Cellular Corp.*†

840

70,644

Systemax, Inc.†

270

5,486

AT&T, Inc.

1,490

61,924

Office Depot, Inc.*

390

5,425

CenturyTel, Inc.

1,460

60,532

GSI Commerce, Inc.*†

270

5,265

Verizon Communications, Inc.

1,370

59,855

Central European Media

China Mobile Ltd. — SP ADR†

550

47,779

Enterprises Ltd. — Class A*

40

4,639

Telephone & Data Systems, Inc.

730

45,698

Blue Nile, Inc.*†

50

3,403

Deutsche Telekom AG — SP ADR

1,690

36,622

Macy’s, Inc.

1

26

BT Group PLC — SP ADR

660

35,587

Lowe’s Cos., Inc.

1

23

Covad Communications Group,

Total Consumer Discretionary

2,073,290

Inc.*

40,421

34,762

ENERGY 5.6%

NII Holdings, Inc. — Class B*†

610

29,475

US BioEnergy Corp.*†

12,873

150,743

France Telecom SA — SP ADR

720

25,654

Transocean, Inc.†

851

121,821

America Movil SAB de CV —

Grant Prideco, Inc.*

2,190

121,567

SP ADR

360

22,100

Markwest Hydrocarbon, Inc.

1,921

120,351

Telecom Italia — SP ADR†

640

19,738

BP PLC — SP ADR

1,280

93,658

Vimpel-Communications —

Cameron International Corp.*

1,820

87,597

SP ADR

460

19,136

Total SA — SP ADR

1,050

86,730

Mobile Telesystems — SP ADR†

170

17,304

Hess Corp.†

780

78,671

Rogers Communications, Inc. —

Royal Dutch Shell PLC —

Class B

250

11,313

SP ADR†

870

73,254

Turkcell Iletisim Hizmet AS, Inc. —

Cal Dive International, Inc.*†

5,118

67,762

SP ADR†

410

11,304

Anadarko Petroleum Corp.

1,020

67,004

SK Telecom Co. Ltd. — SP ADR

270

8,057

ConocoPhillips

740

65,342

American Tower Corp. —

ENSCO International, Inc.†

1,060

63,197

Class A*

180

7,668

Valero Energy Corp.

890

62,327

Philippine Long Distance

ENI-Ente Nazionale Idrocarburi

Telephone Co. — SP ADR

100

7,572

— SP ADR

760

55,047

Crown Castle International

National-Oilwell Varco, Inc.*

651

47,822

Corp.*†

130

5,408

Chesapeake Energy Corp.†

1,200

47,040

MetroPCS Communications,

Noble Corp.

820

46,338

Inc.*†

240

4,668

Cimarex Energy Co.

880

37,426

Total Telecommunication Services

1,065,941

Superior Energy Services*

860

29,601

CONSUMER STAPLES 3.2%

Newfield Exploration Co.*

550

28,985

Reddy Ice Holdings, Inc.†

4,391

111,136

Denbury Resources, Inc.*

920

27,370

Reynolds American, Inc.†

1,370

90,365

Marathon Oil Corp.

440

26,778

Safeway, Inc.

2,431

83,165

Patterson-UTI Energy, Inc.†

1,200

23,424

Molson Coors Brewing Co. —

Unit Corp.*

490

22,662

Class B

1,560

80,527

Dresser-Rand Group, Inc.*

460

17,963

Energizer Holdings, Inc.*

660

74,006

Oceaneering International, Inc.*

220

14,817

Del Monte Foods Co.

6,592

62,360

Tesoro Corp.

270

12,879

Wal-Mart Stores, Inc.

1,300

61,789

Halliburton Co.

270

10,236

Altria Group, Inc.

800

60,464

FMC Technologies, Inc.*

160

9,072

NBTY, Inc.*

1,931

52,910

Weatherford International Ltd.*

130

8,918

Unilever NV†

1,300

47,398

Diamond Offshore Drilling, Inc.†

60

8,520

Great Atlantic & Pacific Tea

Tenaris SA — SP ADR

160

7,157

Co.*†

1,403

43,956

Smith International, Inc.

90

6,646

Diageo PLC — SP ADR

500

42,915

Total Energy

1,748,725

Alberto-Culver Co.

1,510

37,055

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

25

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

PepsiAmericas, Inc.

1,020

$

33,986

NRG Energy, Inc.*†

1,510

$

65,443

Bunge, Ltd.†

210

24,446

Public Service Enterprise Group,

Pepsi Bottling Group, Inc.

590

23,281

Inc.

490

48,138

SUPERVALU, Inc.

530

19,886

PPL Corp.

750

39,067

Cadbury Schweppes PLC —

Entergy Corp.

230

27,490

SP ADR

400

19,748

Sierra Pacific Resources†

1,350

22,923

CVS Caremark Corp.

340

13,515

Reliant Energy, Inc.*

830

21,779

Dean Foods Co.

500

12,930

PG&E Corp.†

500

21,545

Hansen Natural Corp.*†

141

6,245

Duke Energy Corp.

1,040

20,977

Total Consumer Staples

1,002,083

Northeast Utilities

640

20,038

MATERIALS 2.9%

Xcel Energy, Inc.

820

18,507

Huntsman Corp.

4,741

121,844

Constellation Energy Group,

Myers Industries, Inc.†

5,732

82,942

Inc.

150

15,380

E.I. du Pont de Nemours and Co.

1,700

74,953

SCANA Corp.

320

13,488

Rio Tinto PLC — SP ADR†

160

67,184

TECO Energy, Inc.

600

10,326

United States Steel Corp.

510

61,664

Dynegy Inc.*

491

3,506

BHP Billiton Ltd. — SP ADR†

780

54,631

Total Utilities

815,392

Anglo American PLC — SP ADR†

1,771

53,785

Total Common Stocks

Alcoa, Inc.

1,150

42,033

(Cost $16,682,086)

17,286,192

Dow Chemical Co.

1,060

41,785

Steel Dynamics, Inc.†

650

38,721

EXCHANGE TRADED FUNDS 7.8%

The Mosaic Co.*

310

29,245

iShares MSCI Emerging Markets

Albemarle Corp.†

650

26,813

Index Fund†

8,242

1,238,113

Southern Copper Corp.†

230

24,180

iShares S&P GSCI Commodity

Companhia Vale do Rio Doce —

Indexed Trust*†

23,197

1,223,410

SP ADR

730

23,849

Total Exchange Traded Funds

Reliance Steel & Aluminum Co.

300

16,260

(Cost $1,970,312)

2,461,523

POSCO — SP ADR

100

15,041

FACE

Lubrizol Corp.

250

13,540

AMOUNT

Barrick Gold Corp.

310

13,036

Potash Corporation of

REPURCHASE AGREEMENTS 4.5%

Saskatchewan†

90

12,956

Repurchase Agreement (Note 5)

Cleveland-Cliffs, Inc.

110

11,088

Mizuho Financial Group, Inc

Temple-Inland, Inc.†

500

10,425

issued 12/31/07 at 1.40%

Goldcorp, Inc.†

300

10,179

due 01/02/08

$

403,915

403,915

Praxair, Inc.

100

8,871

Morgan Stanley

Owens-Illinois, Inc.*

170

8,415

issued 12/31/07 at 1.20%

Air Products & Chemicals, Inc.

80

7,890

due 01/02/08

403,915

403,915

Teck Cominco Ltd. - Class B

200

7,142

UBS Financial Services, Inc.

AK Steel Holding Corp.*

150

6,936

issued 12/31/07 at 1.14%

Agrium, Inc.

90

6,499

due 01/02/08

403,915

403,915

Freeport-McMoRan Copper &

Lehman Brothers Holdings, Inc.

Gold, Inc.

50

5,122

issued 12/31/07 at 1.00%

Celanese Corp.

120

5,078

due 01/02/08

201,079

201,079

PPG Industries, Inc.

70

4,916

Total Repurchase Agreements

Sigma-Aldrich Corp.†

80

4,368

(Cost $1,412,824)

1,412,824

Pactiv Corp.*

2

53

SECURITIES LENDING COLLATERAL 16.4%

Total Materials

911,444

Investment in Securities Lending Short Term

UTILITIES 2.6%

Investment Portfolio Held by

Energy East Corp.

4,151

112,949

U.S. Bank (Note 8)

5,153,166

5,153,166

Puget Energy, Inc.

4,081

111,942

Total Securities Lending Collateral

Aquila, Inc.*†

29,178

108,834

(Cost $5,153,166)

5,153,166

Southern Union Co.

2,291

67,264

Total Long Securities 83.7%

CenterPoint Energy, Inc.†

3,841

65,796

(Cost $25,218,388)

$ 26,313,705

26

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS SOLD SHORT†† (34.0)%

Brown-Forman Corp.

510

$

(37,796)

Great Atlantic & Pacific Tea Co.*

1,403

(43,956)

TELECOMMUNICATION SERVICES (0.3)%

Hershey Co.

1,180

(46,492)

Level 3 Communications, Inc.*

14,121

$

(42,928)

Tyson Foods, Inc. — Class A

3,340

(51,202)

Sprint Nextel Corp.

3,530

(46,349)

WM Wrigley Jr Co.

1,080

(63,234)

Total Telecommunication Services

(89,277)

Colgate-Palmolive Co.

860

(67,046)

MATERIALS (1.8)%

Sara Lee Corp.

4,520

(72,591)

Eastman Chemical Co.

120

(7,331)

Archer-Daniels-Midland Co.

1,780

(82,645)

Scotts Miracle-Gro Co. — Class A

300

(11,226)

Avon Products, Inc.

3,490

(137,960)

Louisiana-Pacific Corp.

860

(11,765)

Total Consumer Staples

(723,846)

International Flavors & Fragrances,

INDUSTRIALS (3.5)%

Inc.

270

(12,995)

CH Robinson Worldwide, Inc.

1

(54)

Ashland, Inc.

290

(13,755)

Alexander & Baldwin, Inc.

50

(2,583)

Pactiv Corp.*

612

(16,297)

AMR Corp.*

400

(5,612)

Vulcan Materials Co.

210

(16,609)

US Airways Group, Inc.*

470

(6,914)

Allegheny Technologies, Inc.

220

(19,008)

Tyco International Ltd.

211

(8,366)

Sonoco Products Co.

660

(21,569)

Avis Budget Group, Inc.*

740

(9,620)

Nucor Corp.

530

(31,387)

FedEx Corp.

111

(9,898)

Newmont Mining Corp.

660

(32,228)

UTi Worldwide, Inc.

660

(12,936)

Monsanto Co.

370

(41,325)

Hubbell, Inc. — Class B

260

(13,416)

Westlake Chemical Corp.

2,390

(45,386)

YRC Worldwide, Inc.*

860

(14,698)

Weyerhaeuser Co.

660

(48,668)

ChoicePoint, Inc.*

420

(15,297)

Ecolab, Inc.

1,000

(51,210)

Graco, Inc.

490

(18,257)

Sealed Air Corp.

2,220

(51,371)

Brink’s Co.

330

(19,714)

Crown Holdings, Inc.*

2,490

(63,868)

Monster Worldwide, Inc.*

680

(22,032)

Bemis Co., Inc.

3,240

(88,711)

WESCO International, Inc.*

600

(23,784)

Total Materials

(584,709)

Fastenal Co.

600

(24,252)

UTILITIES (2.2)%

Dun & Bradstreet Corp.

280

(24,816)

Dynegy, Inc. - Class A

1

(7)

Cintas Corp.

800

(26,896)

Equitable Resources, Inc.

270

(14,386)

HNI Corp.

780

(27,347)

DPL, Inc.

530

(15,714)

Ingersoll-Rand Co. — Class A

650

(30,206)

Exelon Corp.

240

(19,594)

Rockwell Collins, Inc.

550

(39,584)

AES Corp.*

1,410

(30,160)

Corporate Executive Board Co.

700

(42,070)

Oneok, Inc.

690

(30,891)

Robert Half International, Inc.

1,650

(44,616)

Allegheny Energy, Inc.

530

(33,713)

Owens Corning, Inc.*

2,610

(52,774)

Consolidated Edison, Inc.

750

(36,638)

Pitney Bowes, Inc.

1,460

(55,538)

NiSource, Inc.

2,000

(37,780)

Masco Corp.

2,780

(60,076)

Aqua America, Inc.

2,240

(47,488)

General Electric Co.

1,820

(67,467)

Pepco Holdings, Inc.

1,960

(57,487)

Expeditors International

Ameren Corp.

1,120

(60,715)

Washington, Inc.

1,530

(68,360)

Pinnacle West Capital Corp.

1,490

(63,191)

United Parcel Service, Inc. —

OGE Energy Corp.

1,880

(68,225)

Class B

1,190

(84,157)

Hawaiian Electric Industries, Inc.

3,410

(77,646)

Southwest Airlines Co.

9,000

(109,800)

Great Plains Energy, Inc.

3,170

(92,944)

USG Corp.*

4,560

(163,202)

Total Utilities

(686,579)

Total Industrials

(1,104,342)

CONSUMER STAPLES (2.3)%

HEALTH CARE (3.5)%

Hansen Natural Corp.

1

(44)

Stryker Corp.

1

(75)

Constellation Brands, Inc. —

PDL BioPharma, Inc.*

20

(350)

Class A*

290

(6,856)

Mylan, Inc.

311

(4,373)

Rite Aid Corp.*

7,530

(21,009)

Warner Chilcott*

600

(10,638)

Whole Foods Market, Inc.

690

(28,152)

Health Management Associates,

Walgreen Co.

850

(32,368)

Inc. — Class A

1,910

(11,422)

Bare Escentuals, Inc.*

1,340

(32,495)

Advanced Medical Optics, Inc.*

530

(13,001)

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

27

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Forest Laboratories, Inc.*

390

$

(14,215)

Eastman Kodak Co.

1,000

$

(21,870)

Intuitive Surgical, Inc.*

50

(16,225)

Liberty Media Corp. — Capital*

190

(22,133)

Sepracor, Inc.*

620

(16,275)

Coach, Inc.*

730

(22,323)

Omnicare, Inc.

790

(18,020)

Marriott International, Inc. —

King Pharmaceuticals, Inc.*

1,930

(19,763)

Class A

730

(24,951)

Celgene Corp.*

480

(22,181)

Pulte Homes, Inc.

2,390

(25,191)

Amylin Pharmaceuticals, Inc.*

710

(26,270)

Centex Corp.

1,010

(25,513)

Vertex Pharmaceuticals, Inc.*

1,230

(28,573)

H&R Block, Inc.

1,770

(32,869)

Varian Medical Systems, Inc.*

560

(29,209)

International Game Technology

770

(33,826)

Hospira, Inc.*

870

(37,097)

General Motors Corp.

1,840

(45,798)

Boston Scientific Corp.*

3,400

(39,542)

Best Buy Co., Inc.

890

(46,859)

CR Bard, Inc.

490

(46,452)

Saks, Inc.*

2,280

(47,333)

Genzyme Corp.*

670

(49,875)

CBS Corp.

1,800

(49,050)

Allergan, Inc.

780

(50,107)

DreamWorks Animation SKG,

Tenet Healthcare Corp.*

11,811

(60,000)

Inc. — Class A*

2,010

(51,335)

Bristol-Myers Squibb Co.

2,290

(60,731)

Interpublic Group of

Gilead Sciences, Inc.*

1,490

(68,555)

Cos., Inc.*

6,430

(52,147)

Amgen, Inc.*

1,500

(69,660)

Starbucks Corp.*

2,700

(55,269)

Merck & Co., Inc.

1,270

(73,800)

Ford Motor Co.*

10,131

(68,182)

Abbott Laboratories

1,320

(74,118)

Sirius Satellite Radio, Inc.*

41,112

(124,569)

Millennium Pharmaceuticals,

Washington Post Co. — Class B

240

(189,943)

Inc.*

5,160

(77,297)

Total Consumer Discretionary

(1,214,609)

Hillenbrand Industries, Inc.

1,410

(78,579)

ENERGY (4.2)%

Johnson & Johnson

1,350

(90,045)

Western Refining, Inc.

20

(484)

Total Health Care

(1,106,448)

Teekay Corp.

10

(532)

CONSUMER DISCRETIONARY (3.9)%

Cheniere Energy, Inc.*

30

(979)

GameStop Corp.

3

(186)

Tetra Technologies, Inc.*

2,530

(39,392)

MDC Holdings, Inc.

10

(371)

BJ Services Co.

1,910

(46,337)

KB Home

130

(2,808)

Massey Energy Co.

1,330

(47,548)

Goodyear Tire & Rubber Co.*

120

(3,387)

Peabody Energy Corp.

790

(48,696)

Carmax, Inc.*

180

(3,555)

W&T Offshore, Inc.

1,630

(48,835)

Circuit City Stores, Inc.

1,290

(5,418)

Quicksilver Resources, Inc.*

870

(51,843)

Gannett Co., Inc.

170

(6,630)

Nabors Industries Ltd.*

1,910

(52,315)

Chico’s FAS, Inc.*

770

(6,953)

Baker Hughes, Inc.

650

(52,715)

Pool Corp.

390

(7,734)

Forest Oil Corp.*

1,060

(53,890)

Coldwater Creek, Inc.*

1,240

(8,296)

Arch Coal, Inc.

1,300

(58,409)

Warner Music Group Corp.

1,540

(9,333)

Cal Dive International, Inc.

5,118

(67,762)

Lennar Corp. — Class A

620

(11,092)

Southwestern Energy Co.*

1,270

(70,764)

AnnTaylor Stores Corp.*

440

(11,246)

Pioneer Natural Resources Co.

1,470

(71,795)

Macy’s, Inc.

471

(12,185)

Sunoco, Inc.

1,020

(73,889)

Foot Locker, Inc.

920

(12,567)

Apache Corp.

740

(79,580)

Lowe’s Cos., Inc.

571

(12,916)

Murphy Oil Corp.

1,020

(86,537)

Scientific Games Corp. —

Markwest Energy Partners LP

2,740

(92,557)

Class A*

400

(13,300)

Transocean, Inc.

741

(106,074)

Harman International

VeraSun Energy Corp.*

11,591

(177,110)

Industries, Inc.

190

(14,005)

Total Energy

(1,328,043)

Wendy’s International, Inc.

560

(14,470)

INFORMATION TECHNOLOGY (5.6)%

Apollo Group, Inc. — Class A*

210

(14,732)

BEA Systems, Inc.*

110

(1,736)

Career Education Corp.*

610

(15,335)

Micron Technology, Inc.*

413

(2,994)

DR Horton, Inc.

1,220

(16,067)

LSI Logic Corp.*

719

(3,818)

Toll Brothers, Inc.*

820

(16,449)

Ciena Corp.*

210

(7,163)

Urban Outfitters, Inc.*

670

(18,264)

Cypress Semiconductor Corp.*

210

(7,566)

OfficeMax, Inc.

900

(18,594)

QLogic Corp.*

670

(9,514)

Wyndham Worldwide Corp.

830

(19,555)

28

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Cognizant Technology

UDR, Inc.

890

$

(17,666)

Solutions Corp. — Class A*

510

$

(17,310)

Conseco, Inc.*

1,410

(17,710)

Motorola, Inc.

1,194

(19,152)

Webster Financial Corp.

570

(18,223)

National Instruments Corp.

590

(19,665)

NYSE Euronext

210

(18,432)

Jabil Circuit, Inc.

1,520

(23,210)

Capital One Financial Corp.

411

(19,424)

Sanmina-SCI Corp.*

13,891

(25,282)

Kilroy Realty Corp.

390

(21,434)

Lexmark International, Inc. —

Astoria Financial Corp.

940

(21,874)

Class A*

970

(33,814)

Developers Diversified Realty

Paychex, Inc.

1,050

(38,031)

Corp.

580

(22,208)

Activision, Inc.*

1,390

(41,283)

Regency Centers Corp.

380

(24,506)

Akamai Technologies, Inc.*

1,240

(42,904)

Countrywide Financial Corp.

2,830

(25,300)

Yahoo!, Inc.*

1,860

(43,264)

Brown & Brown, Inc.

1,090

(25,615)

Acxiom Corp.

3,900

(45,747)

CB Richard Ellis Group, Inc. —

Unisys Corp.*

10,421

(49,291)

Class A*

1,190

(25,644)

Advanced Micro Devices, Inc.*

7,980

(59,850)

Zions Bancorporation

610

(28,481)

Synopsys, Inc.*

2,310

(59,898)

Huntington Bancshares, Inc.

1,930

(28,487)

Adobe Systems, Inc.*

1,410

(60,249)

First American Corp.

840

(28,661)

Network Appliance, Inc.*

2,470

(61,651)

Popular, Inc.

2,750

(29,150)

Intuit, Inc.*

2,030

(64,168)

AvalonBay Communities, Inc.

310

(29,183)

Intel Corp.

2,790

(74,381)

Lazard — Class A

760

(30,917)

Novell, Inc.*

10,841

(74,478)

Kimco Realty Corp.

920

(33,488)

Tech Data Corp.*

2,020

(76,194)

Washington Mutual, Inc.

2,630

(35,794)

Salesforce.com, Inc.*

1,220

(76,482)

St Joe Co.

1,070

(37,996)

JDS Uniphase Corp.*

6,580

(87,514)

XL Capital

780

(39,242)

Omniture, Inc.*

3,800

(126,502)

Federal Realty Invs Trust

490

(40,253)

ON Semiconductor Corp.*

16,570

(147,142)

New York Community Bancorp,

Euronet Worldwide, Inc.*

5,060

(151,800)

Inc.

2,300

(40,434)

Electronic Arts, Inc.*

3,580

(209,108)

M&T Bank Corp.

500

(40,785)

Total Information Technology

(1,761,161)

Gramercy Capital Corp.

1,880

(45,703)

FINANCIALS (6.7)%

Everest Re Group

460

(46,184)

T Rowe Price Group, Inc.

1

(61)

Simon Property Group, Inc.

580

(50,379)

Westamerica Bancorporation

20

(891)

Progressive Corp.

2,650

(50,774)

Legg Mason, Inc.

40

(2,926)

Fifth Third Bancorp

2,040

(51,265)

CapitalSource, Inc.

210

(3,694)

AmeriCredit Corp.*

4,070

(52,055)

Brandywine Realty Trust

220

(3,945)

Regions Financial Corp.

2,370

(56,050)

AMBAC Financial Group, Inc.

161

(4,149)

Macerich Co.

840

(59,690)

Old Republic International

Sovereign Bancorp, Inc.

5,280

(60,192)

Corp.

304

(4,685)

Moody’s Corp.

1,710

(61,047)

SEI Investments Co.

160

(5,147)

Keycorp

2,770

(64,957)

Thornburg Mortgage, Inc.

840

(7,762)

Allied Capital Corp.

3,130

(67,295)

iStar Financial, Inc.

320

(8,336)

Leucadia National Corp.

1,490

(70,179)

Federal National Mortgage

PNC Financial Services Group, Inc.

1,150

(75,498)

Association

293

(11,714)

PartnerRe

920

(75,928)

Forest City Enterprises, Inc. —

People’s United Financial, Inc.

4,650

(82,770)

Class A

270

(11,999)

Toronto-Dominion Bank

1,320

(92,334)

National City Corp.

751

(12,361)

National Penn Bancshares, Inc.

8,270

(125,208)

Cincinnati Financial Corp.

321

(12,692)

Total Financials

(2,094,300)

First Horizon National Corp.

700

(12,705)

Total Common Stocks Sold Short

WR Berkley Corp.

431

(12,848)

(Proceeds $10,884,388)

(10,693,314)

PMI Group, Inc.

990

(13,147)

Total Short Sales (34.0)%

E*Trade Financial Corp.*

3,760

(13,348)

(Proceeds $10,884,388)

$  (10,693,314)

Whitney Holding Corp.

530

(13,859)

Other Assets in Excess

Arthur J Gallagher & Co.

630

(15,240)

of Liabilities – 50.3%

$  15,816,140

Capitol Federal Financial

550

(17,050)

MBIA, Inc.

930

(17,326)

Net Assets – 100.0%

$  31,436,531

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

29

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

ABSOLUTE RETURN STRATEGIES FUND

UNREALIZED

UNREALIZED

GAIN (LOSS)

GAIN (LOSS)

CONTRACTS

(NOTE 1)

CONTRACTS

(NOTE 1)

FOREIGN CURRENCY FUTURES

FOREIGN CURRENCY FUTURES

CONTRACTS PURCHASED

CONTRACTS SOLD SHORT

March 2008 Australian Dollar

March 2008 Swedish Krona

Futures Contracts

Futures Contracts

(Aggregate Market Value

(Aggregate Market Value

of Contracts $785,340)

9

$

(6,011)

of Contracts $923,760)

3

$

12,713

March 2008 New Zealand Dollar

March 2008 Swiss Franc

Futures Contracts

Futures Contracts

(Aggregate Market Value

(Aggregate Market Value

of Contracts $759,400)

10

(12,179)

of Contracts $773,325)

7

7,024

March 2008 British Pound

March 2008 Japanese Yen

Futures Contracts

Futures Contracts

(Aggregate Market Value

(Aggregate Market Value

of Contracts $741,938)

6

(22,742)

of Contracts $791,438)

7

593

(Total Aggregate Market Value of

(Total Aggregate Market Value of

Contracts $2,286,678)

$

(40,932)

Contracts $2,488,523)

$

20,330

FUTURES CONTRACTS PURCHASED

FUTURES CONTRACTS SOLD SHORT

March 2008 S&P 500 Index

March 2008 S&P 500 Index

Mini Futures Contracts

Mini Futures Contracts

(Aggregate Market Value

(Aggregate Market Value

of Contracts $4,644,675)

63

$

23,672

of Contracts $884,700)

12

$

558

March 2008 Russell 2000

March 2008 U.S. Dollar Index

Index Mini Futures Contracts

Futures Contracts

(Aggregate Market Value

(Aggregate Market Value

of Contracts $847,000)

11

7,792

of Contracts $3,758,300)

49

(26,177)

March 2008 S&P MidCap 400 Index

(Total Aggregate Market Value of

Mini Futures Contracts

Contracts $4,643,000)

$

(25,619)

(Aggregate Market Value

of Contracts $1,293,150)

15

(188)

NOTIONAL

March 2008 U.S. Dollar 10 Year

PRINCIPAL

Treasury Note Futures Contracts

CREDIT DEFAULT SWAP AGREEMENT

(Aggregate Market Value

PROTECTION SOLD

of Contracts $3,855,281)

34

(18,910)

Dow Jones CDX North American

March 2008 Nikkei 225

Investment Grade Swap

Index Futures Contracts

Agreement, Series 7

(Aggregate Market Value

Protection Premium Rate 0.40%

of Contracts $1,971,450)

26

(124,262)

Terminating 06/20/12

20,000,000

$

(11,668)

(Total Aggregate Market Value of

Contracts $12,611,556)

$

(111,896)

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

††

Cash was pledged as short security collateral at December 31, 2007.

ADR — American Depository Receipt.

REIT — Real Estate Investment Trust.

30

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

COMMODITIES STRATEGY FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

EXCHANGE TRADED FUNDS 23.2%

SECURITIES LENDING COLLATERAL 5.0%

iShares S&P GSCI Commodity

Investment in Securities Lending Short Term

Indexed Trust*†

192,148

$ 10,133,885

Investment Portfolio Held by

Total Exchange Traded Funds

U.S. Bank (Note 8)

$2,202,768

$

2,202,768

(Cost $9,231,287)

10,133,885

Total Securities Lending Collateral

(Cost $2,202,768)

2,202,768

FACE

AMOUNT

Total Investments 103.4%

(Cost $42,443,950)

$ 45,125,649

STRUCTURED NOTES†† 27.3%

Credit Suisse,

Liabilities in Excess of

Goldman Sachs Commodity

Other Assets – (3.4)%

$  (1,502,056)

Index Total Return

Net Assets – 100.0%

$ 43,623,593

Linked Notes at 5.34%

due 09/30/08

$7,779,389

10,877,531

Swedish Export Credit Corp.,

Goldman Sachs Commodity

Index Total Return

Linked Notes at 4.59%

due 11/14/08

1,000,000

1,034,190

Total Structured Notes

(Cost $10,132,620)

11,911,721

FEDERAL AGENCY DISCOUNT NOTES 4.6%

Fannie Mae

4.31% due 01/11/08**

1,000,000

998,922

Federal Farm Credit Bank

4.25% due 01/08/08**

1,000,000

999,292

Total Federal Agency Discount Notes

(Cost $1,998,214)

1,998,214

REPURCHASE AGREEMENTS 43.3%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 12/31/07 at 1.40%

due 01/02/08

5,397,368

5,397,368

Morgan Stanley

issued 12/31/07 at 1.20%

due 01/02/08

5,397,368

5,397,368

UBS Financial Services, Inc.

issued 12/31/07 at 1.14%

due 01/02/08

5,397,368

5,397,368

Lehman Brothers Holdings, Inc.

issued 12/31/07 at 1.00%

due 01/02/08

2,686,957

2,686,957

Total Repurchase Agreements

(Cost $18,879,061)

18,879,061

*

Non-Income Producing Security.

**

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

††

Structured Notes are leveraged, providing an exposure to the underlying benhmark of three times the face amount. The total exposure to the

Goldman Sachs Commodity index is $26,338,167 as of December 31, 2007 — See Note 2.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

31

SCHEDULE OF INVESTMENTS

December 31, 2007

HEDGED EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 40.9%

Protective Life Corp.

120

$

4,922

Fidelity National Financial, Inc. —

FINANCIALS 7.8%

Class A†

331

4,836

HSBC Holdings PLC — SP ADR†

630

$

52,737

Apartment Investment &

Goldman Sachs Group, Inc.

190

40,859

Management Co. — Class A†

130

4,515

Banco Santander Central

Taubman Centers, Inc.†

90

4,427

Hispano SA — SP ADR†

1,660

35,756

Bank of New York Mellon Corp.

90

4,388

Travelers Cos, Inc.

631

33,948

BRE Properties, Inc. — Class A†

90

3,648

UBS AG — SP ADR

600

27,600

Franklin Resources, Inc.†

30

3,433

Allied World Assurance

T. Rowe Price Group, Inc.†

50

3,044

Company Holdings Ltd

530

26,590

Nymex Holdings, Inc.†

20

2,672

Charles Schwab Corp.

1,030

26,316

Eaton Vance Corp.†

40

1,816

Plum Creek Timber Co.,

Forestar Real Estate Group,

Inc. (REIT)†

560

25,782

Inc.*

50

1,180

Aon Corp.

520

24,799

Guaranty Financial Group, Inc.*

50

800

Deutsche Bank AG — SP ADR†

190

24,588

CIT Group, Inc.

21

505

Alleghany Corp.*†

60

24,120

Total Financials

819,561

Allianz AG — SP ADR

1,010

21,462

INDUSTRIALS 5.7%

Banco Bilbao Vizcaya

Siemens AG — SP ADR†

180

28,325

Argentaria SA — SP ADR†

880

21,340

CSX Corp.

621

27,312

Marsh & McLennan Cos., Inc.

800

21,176

Jacobs Engineering Group, Inc.*†

240

22,946

Loews Corp.

420

21,143

Paccar, Inc.†

400

21,792

Credit Suisse Group — SP ADR†

350

21,035

Foster Wheeler Ltd.*

140

21,703

Lloyds TSB Group PLC —

Precision Castparts Corp.

150

20,805

SP ADR†

530

19,955

Caterpillar, Inc.

280

20,317

ING Groep NV — SP ADR

500

19,455

Terex Corp.*

290

19,015

JPMorgan Chase & Co.

440

19,206

Shaw Group, Inc.*

280

16,923

Barclays PLC — SP ADR†

470

18,974

Cummins, Inc.

130

16,558

Morgan Stanley

310

16,464

Burlington Northern Santa Fe

Federated Investors, Inc. —

Corp.

190

15,814

Class B†

390

16,052

Quanta Services, Inc.*†

520

13,645

AXA — SP ADR

400

15,884

KBR Inc.*

350

13,580

Allstate Corp.

301

15,721

Norfolk Southern Corp.

260

13,114

Hartford Financial Services

AGCO Corp.*

190

12,916

Group, Inc.

180

15,694

Chicago Bridge & Iron, Co. NV†

210

12,692

Ameriprise Financial, Inc.

260

14,329

Diana Shipping, Inc.†

380

11,955

Chubb Corp.

250

13,645

Eaton Corp.

120

11,634

ACE Ltd.

220

13,592

Kirby Corp.*†

250

11,620

Transatlantic Holdings, Inc.

180

13,081

ABB Ltd. — SP ADR

400

11,520

Blackrock, Inc.

60

13,008

Waste Management, Inc.

351

11,467

ProLogis†

190

12,042

URS Corp.*

210

11,409

UnumProvident Corp.†

450

10,706

Joy Global, Inc.

170

11,189

AFLAC, Inc.

170

10,647

Steelcase, Inc. — Class A†

700

11,109

IntercontinentalExchange, Inc.*

50

9,625

Koninklijke Philips Electronics

Janus Capital Group, Inc.†

290

9,527

NV — SP ADR

250

10,688

Annaly Mortgage Management,

ITT Industries, Inc.

160

10,566

Inc.†

520

9,454

Pall Corp.

260

10,483

Prudential Financial, Inc.

100

9,304

Fluor Corp.

70

10,200

Genworth Financial, Inc. —

Emerson Electric Co.

170

9,632

Class A†

351

8,933

Flowserve Corp.

90

8,658

Host Hotels & Resorts, Inc.†

440

7,498

Ryder System, Inc.

180

8,462

CME Group Inc.†

10

6,860

First Solar, Inc.*

30

8,014

American Financial Group, Inc.

190

5,487

Deere & Co.

80

7,450

Jones Lang LaSalle, Inc.†

70

4,981

DryShips, Inc.†

90

6,966

32

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

HEDGED EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Suntech Power Holdings Co.

Superior Energy Services*

260

$

8,949

Ltd. — SP ADR*†

80

$

6,586

Transocean, Inc.†

60

8,589

Seaspan Corp.†

260

6,367

Marathon Oil Corp.

140

8,520

Ryanair Holdings PLC — SP ADR*†

140

5,522

Denbury Resources, Inc.*

280

8,330

Sunpower Corp.*†

40

5,216

Unit Corp.*

150

6,937

Timken Co.†

150

4,928

Patterson-UTI Energy, Inc.†

351

6,852

DRS Technologies, Inc.†

90

4,884

Dresser-Rand Group, Inc.*

150

5,857

BE Aerospace, Inc.*†

90

4,761

Halliburton Co.

140

5,307

Woodward Governor Co.†

70

4,757

Weatherford International Ltd.*

70

4,802

Manitowoc Co., Inc.

90

4,395

Oceaneering International, Inc.*

70

4,715

Granite Construction, Inc.

120

4,342

Tesoro Corp.

90

4,293

Horizon Lines, Inc. — Class A†

230

4,287

Diamond Offshore Drilling, Inc.†

30

4,260

EMCOR Group, Inc.*

180

4,253

Tenaris SA — SP ADR

90

4,026

Con-way, Inc.

100

4,154

Smith International, Inc.

50

3,693

Perini Corp.*†

100

4,142

FMC Technologies, Inc.*

50

2,835

Genco Shipping & Trading Ltd.

70

3,833

Plains Exploration & Production

GATX Corp.

100

3,668

Co.*

1

54

Alexander & Baldwin, Inc.

70

3,616

Total Energy

497,610

McDermott International, Inc.*†

60

3,542

HEALTH CARE 4.7%

United Rentals, Inc.*

190

3,488

GlaxoSmithKline PLC — SP ADR†

870

43,839

AMETEK, Inc.

70

3,279

Baxter International, Inc.

740

42,957

Eagle Bulk Shipping, Inc.†

120

3,186

Novartis AG — SP ADR†

740

40,189

Roper Industries, Inc.†

50

3,127

Schering-Plough Corp.

1,480

39,427

SPX Corp.

30

3,086

Sanofi-Aventis — SP ADR

700

31,871

Quintana Maritime Ltd.†

130

2,987

UnitedHealth Group, Inc.

351

20,428

GrafTech International Ltd.*

120

2,130

Eli Lilly & Co.

380

20,288

Brady Corp. — Class A†

60

2,105

AstraZeneca PLC — SP ADR†

470

20,125

Belden, Inc.†

40

1,780

Thermo Fisher Scientific, Inc.*

330

19,034

Energy Conversion Devices, Inc.*†

50

1,683

Pfizer, Inc.

781

17,752

American Superconductor

WellPoint, Inc.*

180

15,791

Corp.*†

50

1,367

CIGNA Corp.

290

15,582

Regal-Beloit Corp.

30

1,349

Aetna, Inc.

220

12,701

CH Robinson Worldwide, Inc.

10

541

Humana, Inc.*

160

12,050

Total Industrials

593,840

Waters Corp.*

140

11,070

ENERGY 4.7%

McKesson Corp.§

160

10,482

BP PLC — SP ADR

700

51,219

DENTSPLY International, Inc.

230

10,355

Total SA — SP ADR

580

47,908

Alcon, Inc. — SP ADR

70

10,013

Royal Dutch Shell PLC —

Shire PLC — SP ADR†

120

8,274

SP ADR†

480

40,416

Brookdale Senior Living, Inc.†

290

8,239

National-Oilwell Varco, Inc.*

550

40,403

Cerner Corp.*†

130

7,332

ENI-Ente Nazionale Idrocarburi —

Coventry Health Care, Inc.*

120

7,110

SP ADR

410

29,696

Quest Diagnostics, Inc.

130

6,877

Cameron International Corp.*

600

28,878

Express Scripts, Inc.*

90

6,570

Hess Corp.†

240

24,206

WellCare Health Plans, Inc.*

151

6,404

ENSCO International, Inc.

350

20,867

Health Net, Inc.*

130

6,279

Anadarko Petroleum Corp.

311

20,430

VCA Antech, Inc.*

140

6,192

ConocoPhillips§

230

20,309

Medco Health Solutions, Inc.*

60

6,084

Valero Energy Corp.

270

18,908

Invitrogen Corp.*

60

5,605

Noble Corp.

280

15,823

Teva Pharmaceutical Industries

Grant Prideco, Inc.*

280

15,543

Ltd. — SP ADR†

120

5,578

Chesapeake Energy Corp.†

371

14,543

HLTH Corp.*†

360

4,824

Cimarex Energy Co.

270

11,483

Community Health Systems,

Newfield Exploration Co.*

170

8,959

Inc.*†

120

4,423

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

33

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

HEDGED EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Lincare Holdings, Inc.*†

100

$

3,516

Digital River, Inc.*†

40

$

1,323

Stryker Corp.†

40

2,989

Varian Semiconductor Equipment

Biogen Idec, Inc.*

50

2,846

Associates, Inc.*

30

1,110

Total Health Care

493,096

j2 Global Communications, Inc.*†

50

1,059

INFORMATION TECHNOLOGY 4.3%

Total Information Technology

454,119

Hewlett-Packard Co.

761

38,415

TELECOMMUNICATION SERVICES 3.4%

Nokia Oyj — SP ADR†

850

32,631

Vodafone Group PLC — SP ADR

1,670

62,324

MEMC Electronic Materials,

Telefonica SA — SP ADR

450

43,916

Inc.*

340

30,087

China Mobile Ltd. — SP ADR†

300

26,061

Novellus Systems, Inc.*†

1,000

27,570

U.S. Cellular Corp.*

280

23,548

Vishay Intertechnology, Inc.*

1,971

22,489

Deutsche Telekom AG —

Juniper Networks, Inc.*†

660

21,912

SP ADR

930

20,153

Electronic Data Systems Corp.

971

20,129

BT Group PLC — SP ADR

360

19,411

EMC Corp*†

1,011

18,734

AT&T, Inc.

461

19,159

Teradyne, Inc.*†

1,763

18,229

CenturyTel, Inc.

451

18,698

Applied Materials, Inc.

900

15,984

Verizon Communications, Inc.§

421

18,394

Nvidia Corp.*

460

15,649

Telephone & Data Systems, Inc.

230

14,398

AVX Corp.

1,120

15,030

France Telecom SA — SP ADR

400

14,252

Google, Inc. — Class A*

20

13,830

America Movil SAB de CV —

Xerox Corp.

651

10,540

SP ADR

190

11,664

Avnet, Inc.*

300

10,491

Telecom Italia — SP ADR†

350

10,794

SAP AG — SP ADR†

200

10,210

Vimpel-Communications —

Alliance Data Systems Corp.*†

120

8,999

SP ADR

250

10,400

CommScope, Inc.*

180

8,858

NII Holdings, Inc. — Class B*†

190

9,181

MasterCard, Inc.

40

8,608

Mobile Telesystems — SP ADR†

90

9,161

eBay, Inc.*

250

8,297

Rogers Communications, Inc. —

Telefonaktiebolaget LM Ericsson —

Class B

140

6,335

SP ADR†

320

7,472

Turkcell Iletisim Hizmet AS, Inc. —

Computer Sciences Corp.*

150

7,420

SP ADR†

220

6,065

Polycom, Inc.*

260

7,223

SK Telecom Co. Ltd. — SP ADR

150

4,476

NAVTEQ Corp.*

90

6,804

American Tower Corp. —

Dolby Laboratories, Inc. —

Class A*

100

4,260

Class A*

130

6,464

Philippine Long Distance Telephone

Affiliated Computer Services,

Co. — SP ADR

50

3,786

Inc. — Class A*

120

5,412

Crown Castle International

Tellabs, Inc.*†

800

5,232

Corp.*†

70

2,912

Intersil Corp. — Class A

200

4,896

MetroPCS Communications,

Dycom Industries, Inc.*†

160

4,264

Inc.*†

130

2,529

VeriSign, Inc.*

110

4,137

Total Telecommunication Services

361,877

Riverbed Technology, Inc.*

150

4,011

CONSUMER DISCRETIONARY 3.2%

Convergys Corp.*

240

3,950

Time Warner, Inc.

2,011

33,202

Atmel Corp.*

910

3,931

Amazon.com, Inc.*

300

27,792

Gartner, Inc. — Class A*†

210

3,688

DaimlerChrysler AG— SP ADR†

260

24,864

Trimble Navigation Ltd.*†

110

3,326

McDonald’s Corp.

380

22,386

Sohu.com, Inc.*

40

2,181

DIRECTV Group, Inc.*

850

19,652

Equinix, Inc.*†

20

2,021

Expedia, Inc.*†

490

15,494

Gmarket, Inc.*†

80

1,992

Walt Disney Co.†

420

13,557

ValueClick, Inc.*

80

1,752

Home Depot, Inc.

431

11,611

VistaPrint Ltd.*

40

1,714

Comcast Corp. — Class A*†

590

10,773

Omniture, Inc.*†

50

1,665

Carnival Corp.

230

10,233

CNET Networks, Inc.*†

180

1,645

GameStop Corp. — Class A*

160

9,937

SAVVIS, Inc.*

50

1,396

Priceline.com, Inc.*†

80

9,189

DealerTrack Holdings, Inc.*†

40

1,339

CTC Media, Inc.*

280

8,456

34

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

HEDGED EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

AutoZone, Inc.*

60

$

7,194

Reliance Steel & Aluminum Co.

90

$

4,878

Harrah’s Entertainment, Inc.

80

7,100

Praxair, Inc.

50

4,435

Big Lots, Inc.*†

430

6,876

Lubrizol Corp.

80

4,333

Luxottica Group — SP ADR†

190

5,983

Air Products & Chemicals, Inc.

40

3,945

Kohl’s Corp.*

130

5,954

Teck Cominco Ltd. — Class B

110

3,928

Discovery Holding Co. —

Agrium, Inc.

50

3,610

Class A*

220

5,531

Temple-Inland, Inc.†

150

3,128

Burger King Holdings, Inc.

170

4,847

Freeport-McMoRan Copper & Gold,

Hasbro, Inc.

180

4,604

Inc.

30

3,073

Netflix, Inc.*†

170

4,525

Cleveland-Cliffs, Inc.

30

3,024

MGM MIRAGE*

50

4,201

PPG Industries, Inc.

40

2,809

Mattel, Inc.

220

4,189

Celanese Corp.

60

2,539

Whirlpool Corp.

50

4,081

Owens-Illinois, Inc.*

50

2,475

BorgWarner, Inc.

80

3,873

AK Steel Holding Corp.*

50

2,312

Virgin Media, Inc.

220

3,771

Sigma-Aldrich Corp.†

40

2,184

Mohawk Industries, Inc.*†

50

3,720

Huntsman Corp.

80

2,056

American Eagle Outfitters, Inc.

170

3,531

Total Materials

305,013

ITT Educational Services, Inc.*

40

3,411

CONSUMER STAPLES 2.8%

RadioShack Corp.†

200

3,372

Reynolds American, Inc.†

420

27,703

Dollar Tree Stores, Inc.*

130

3,370

Unilever NV†

710

25,887

Wynn Resorts Ltd.

30

3,364

Safeway, Inc.

751

25,692

Ross Stores, Inc.

130

3,324

Molson Coors Brewing Co. —

Systemax, Inc.†

150

3,048

Class B†

490

25,294

Phillips-Van Heusen Corp.

80

2,949

Energizer Holdings, Inc.*

210

23,547

Garmin Ltd.

30

2,910

Diageo PLC — SP ADR

270

23,174

GSI Commerce, Inc.*†

140

2,730

Del Monte Foods Co.

2,030

19,204

Johnson Controls, Inc.

70

2,523

Wal-Mart Stores, Inc.

401

19,059

Guess?, Inc.†

60

2,273

Altria Group, Inc.

250

18,895

Blue Nile, Inc.*†

30

2,042

NBTY, Inc.*

600

16,440

Office Depot, Inc.*

110

1,530

Alberto-Culver Co.

461

11,313

Central European Media

Cadbury Schweppes PLC —

Enterprises Ltd. — Class A*

10

1,160

SP ADR

220

10,861

Total Consumer Discretionary

335,132

PepsiAmericas, Inc.

320

10,662

MATERIALS 2.9%

Bunge, Ltd.

70

8,149

Rio Tinto PLC — SP ADR†

90

37,791

Pepsi Bottling Group, Inc.

180

7,103

Anglo American PLC — SP ADR†

970

29,459

SUPERVALU, Inc.

160

6,003

BHP Billiton Ltd. — SP ADR†

420

29,417

CVS Caremark Corp.

110

4,372

E.I. du Pont de Nemours and

Dean Foods Co.

160

4,138

Co.

570

25,131

Hansen Natural Corp.*†

40

1,772

United States Steel Corp.

160

19,346

Total Consumer Staples

289,268

Alcoa, Inc.

420

15,351

UTILITIES 1.4%

Dow Chemical Co.

380

14,980

Southern Union Co.

700

20,552

Companhia Vale do Rio Doce —

NRG Energy, Inc.*†

470

20,370

SP ADR

400

13,068

CenterPoint Energy, Inc.†

1,181

20,231

The Mosaic Co.*

130

12,264

Public Service Enterprise Group,

Steel Dynamics, Inc.†

200

11,914

Inc.

160

15,718

Southern Copper Corp.†

100

10,513

PPL Corp.

240

12,502

POSCO — SP ADR

60

9,025

Entergy Corp.

70

8,366

Albemarle Corp.†

200

8,250

Sierra Pacific Resources†

420

7,132

Potash Corporation of

Reliant Energy, Inc.*

260

6,822

Saskatchewan†

50

7,198

Duke Energy Corp.

321

6,475

Barrick Gold Corp.

170

7,148

PG&E Corp.†

150

6,463

Goldcorp, Inc.†

160

5,429

Northeast Utilities

200

6,262

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

35

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

HEDGED EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Xcel Energy, Inc.

250

$

5,642

Louisiana-Pacific Corp.

250

$

(3,420)

Constellation Energy Group, Inc.

50

5,126

International Flavors & Fragrances,

SCANA Corp.

100

4,215

Inc.

80

(3,850)

TECO Energy, Inc.

180

3,098

Ashland, Inc.

90

(4,269)

Dynegy Inc.*

169

1,207

Vulcan Materials Co.

60

(4,745)

Total Utilities

150,181

Pactiv Corp.*

189

(5,033)

Total Common Stocks

Allegheny Technologies, Inc.

70

(6,048)

(Cost $4,028,804)

4,299,697

Sonoco Products Co.

200

(6,536)

Nucor Corp.

130

(7,698)

EXCHANGE TRADED FUNDS 6.4%

Newmont Mining Corp.

160

(7,813)

iShares MSCI Emerging Markets

Monsanto Co.

70

(7,818)

Index Fund†

4,450

668,835

Ecolab, Inc.

270

(13,827)

Total Exchange Traded Funds

Westlake Chemical Corp.

730

(13,863)

(Cost $569,039)

668,835

Weyerhaeuser Co.

190

(14,011)

Sealed Air Corp.

670

(15,504)

FACE

Crown Holdings, Inc.*

730

(18,724)

AMOUNT

Bemis Co., Inc.

980

(26,832)

REPURCHASE AGREEMENTS 28.8%

Total Materials

(164,581)

Repurchase Agreement (Note 5)

UTILITIES (1.7)%

Mizuho Financial Group, Inc.

Great Plains Energy, Inc.

120

(3,518)

issued 12/31/07 at 1.40%

Equitable Resources, Inc.

80

(4,262)

due 01/02/08

$

865,285

865,285

DPL, Inc.

160

(4,744)

Morgan Stanley

Exelon Corp.

70

(5,715)

issued 12/31/07 at 1.20%

AES Corp.*

410

(8,770)

due 01/02/08

865,285

865,285

Oneok, Inc.

200

(8,954)

UBS Financial Services, Inc.

Allegheny Energy, Inc.

160

(10,178)

issued 12/31/07 at 1.14%

Consolidated Edison, Inc.

230

(11,236)

due 01/02/08

865,285

865,285

NiSource, Inc.

610

(11,523)

Lehman Brothers Holdings, Inc.

Aqua America, Inc.

660

(13,992)

issued 12/31/07 at 1.00%

Pepco Holdings, Inc.

580

(17,011)

due 01/02/08

430,761

430,761

Ameren Corp.

330

(17,889)

Total Repurchase Agreements

Pinnacle West Capital Corp.

450

(19,085)

(Cost $3,026,616)

3,026,616

OGE Energy Corp.

570

(20,685)

SECURITIES LENDING COLLATERAL 13.5%

Hawaiian Electric Industries, Inc.

1,030

(23,453)

Investment in Securities Lending Short Term

Total Utilities

(181,015)

Investment Portfolio Held by

CONSUMER STAPLES (1.9)%

U.S. Bank (Note 8)

1,418,493

1,418,493

Constellation Brands, Inc. —

Total Securities Lending Collateral

Class A*

90

(2,128)

(Cost $1,418,493)

1,418,493

Rite Aid Corp.*

2,280

(6,361)

Total Long Securities 89.6%

Whole Foods Market, Inc.

210

(8,568)

(Cost $9,042,952)

$

9,413,641

Bare Escentuals, Inc.*

400

(9,700)

Walgreen Co.

270

(10,282)

SHARES

Brown-Forman Corp.

160

(11,858)

COMMON STOCKS SOLD SHORT†† (26.0)%

Hershey Co.

360

(14,184)

Tyson Foods, Inc. — Class A

970

(14,870)

TELECOMMUNICATION SERVICES (0.2)%

WM Wrigley Jr Co.

321

(18,794)

Sprint Nextel Corp.

861

(11,305)

Colgate-Palmolive Co.

251

(19,568)

Level 3 Communications, Inc.*

4,271

(12,984)

Sara Lee Corp.

1,330

(21,360)

Archer-Daniels-Midland Co.

540

(25,072)

Total Telecommunication Services

(24,289)

Avon Products, Inc.

1,031

(40,755)

MATERIALS (1.6)%

Total Consumer Staples

(203,500)

Eastman Chemical Co.

20

(1,222)

Scotts Miracle-Gro Co. — Class A

90

(3,368)

36

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

HEDGED EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

ENERGY (2.5)%

CONSUMER DISCRETIONARY (3.2)%

Western Refining, Inc.

10

$

(242)

Goodyear Tire & Rubber Co.*

30

$

(847)

Cheniere Energy, Inc.*

10

(327)

KB Home

40

(864)

Tetra Technologies, Inc.*

760

(11,833)

Carmax, Inc.*

50

(988)

BJ Services Co.

540

(13,100)

Circuit City Stores, Inc.

390

(1,638)

Baker Hughes, Inc.

170

(13,787)

Chico’s FAS, Inc.*

230

(2,077)

Massey Energy Co.

400

(14,300)

Gannett Co., Inc.

60

(2,340)

W&T Offshore, Inc.

490

(14,680)

Pool Corp.

120

(2,380)

Peabody Energy Corp.

240

(14,794)

Coldwater Creek, Inc.*

370

(2,475)

Quicksilver Resources, Inc.*

261

(15,553)

Warner Music Group Corp.

470

(2,848)

Forest Oil Corp.*

310

(15,760)

AnnTaylor Stores Corp.*

130

(3,323)

Nabors Industries Ltd.*

580

(15,886)

Lennar Corp. — Class A

190

(3,399)

Arch Coal, Inc.

390

(17,523)

Macy’s, Inc.

140

(3,622)

Southwestern Energy Co.*

371

(20,672)

XM Satellite Radio Holdings,

Pioneer Natural Resources Co.

430

(21,001)

Inc. — Class A*

311

(3,807)

Sunoco, Inc.

300

(21,732)

Foot Locker, Inc.

280

(3,825)

Apache Corp.

220

(23,659)

Scientific Games Corp. —

Murphy Oil Corp.

300

(25,452)

Class A*

120

(3,990)

Total Energy

(260,301)

Wendy’s International, Inc.

160

(4,134)

HEALTH CARE (3.1)%

Apollo Group, Inc. — Class A*

60

(4,209)

Mylan, Inc.

100

(1,406)

Lowe’s Cos., Inc.

190

(4,298)

Warner Chilcott*

170

(3,014)

Harman International Industries,

Intuitive Surgical, Inc.*

10

(3,245)

Inc.

60

(4,423)

Health Management Associates,

Career Education Corp.*

180

(4,525)

Inc. — Class A

580

(3,468)

Sirius Satellite Radio, Inc.*

1,533

(4,645)

Advanced Medical Optics, Inc.*

160

(3,925)

Toll Brothers, Inc.*

240

(4,814)

Forest Laboratories, Inc.*

120

(4,374)

DR Horton, Inc.

370

(4,873)

Sepracor, Inc.*

190

(4,988)

Urban Outfitters, Inc.*

200

(5,452)

Omnicare, Inc.

240

(5,474)

OfficeMax, Inc.

270

(5,578)

King Pharmaceuticals, Inc.*

580

(5,939)

Wyndham Worldwide Corp.

240

(5,654)

Celgene Corp.*

141

(6,516)

Coach, Inc.*

210

(6,422)

Amylin Pharmaceuticals, Inc.*

210

(7,770)

Eastman Kodak Co.

300

(6,561)

Vertex Pharmaceuticals, Inc.*

370

(8,595)

Liberty Media Corp. — Capital*

60

(6,989)

Varian Medical Systems, Inc.*

170

(8,867)

Pulte Homes, Inc.

710

(7,483)

Hospira, Inc.*

260

(11,086)

Marriott International, Inc. —

Boston Scientific Corp.*

1,030

(11,979)

Class A

220

(7,520)

CR Bard, Inc.

140

(13,272)

Centex Corp.

300

(7,578)

Allergan, Inc.

231

(14,840)

H&R Block, Inc.

520

(9,656)

Genzyme Corp.*

200

(14,888)

International Game Technology

230

(10,104)

Tenet Healthcare Corp.*

3,514

(17,851)

General Motors Corp.

541

(13,465)

Bristol-Myers Squibb Co.

681

(18,060)

Saks, Inc.*

670

(13,909)

Gilead Sciences, Inc.*

441

(20,290)

Best Buy Co., Inc.

270

(14,216)

Amgen, Inc.*

450

(20,898)

CBS Corp.

530

(14,443)

Merck & Co., Inc.

370

(21,501)

DreamWorks Animation SKG,

Abbott Laboratories

390

(21,899)

Inc. — Class A*

590

(15,069)

Millennium Pharmaceuticals,

Interpublic Group of Cos., Inc.*

1,901

(15,417)

Inc.*

1,521

(22,785)

Starbucks Corp.*

811

(16,601)

Hillenbrand Industries, Inc.

410

(22,849)

Ford Motor Co.*

2,980

(20,055)

Johnson & Johnson

410

(27,347)

Washington Post Co. — Class B

70

(55,400)

Total Health Care

(327,126)

Total Consumer Discretionary

(331,916)

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

37

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

HEDGED EQUITY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

INDUSTRIALS (3.2)%

Activision, Inc.*

411

$

(12,207)

AMR Corp.*

120

$

(1,684)

Acxiom Corp.

1,180

(13,841)

US Airways Group, Inc.*

140

(2,059)

Unisys Corp.*

3,072

(14,531)

Tyco International Ltd.

70

(2,776)

Synopsys, Inc.*

680

(17,632)

Avis Budget Group, Inc.*

221

(2,872)

Advanced Micro Devices, Inc.*

2,381

(17,858)

Hubbell, Inc. — Class B

60

(3,096)

Adobe Systems, Inc.*

421

(17,989)

FedEx Corp.

40

(3,567)

Network Appliance, Inc.*

750

(18,720)

UTi Worldwide, Inc.

200

(3,920)

Intuit, Inc.*

610

(19,282)

ChoicePoint, Inc.*

120

(4,370)

Intel Corp.

820

(21,861)

YRC Worldwide, Inc.*

260

(4,443)

Novell, Inc.*

3,201

(21,991)

Graco, Inc.

150

(5,589)

Salesforce.com, Inc.*

360

(22,568)

Brink’s Co.

100

(5,974)

Tech Data Corp.*

600

(22,632)

Monster Worldwide, Inc.*

200

(6,480)

JDS Uniphase Corp.*

1,961

(26,081)

Dun & Bradstreet Corp.

80

(7,090)

Electronic Arts, Inc.*

1,071

(62,557)

WESCO International, Inc.*

180

(7,135)

Total Information Technology

(399,884)

Fastenal Co.

180

(7,276)

FINANCIALS (4.8)%

HNI Corp.

230

(8,064)

IndyMac Bancorp, Inc.

1

(6)

Cintas Corp.

240

(8,069)

Westamerica Bancorporation

10

(445)

Rockwell Collins, Inc.

160

(11,515)

Legg Mason, Inc.

10

(732)

Trane, Inc.

270

(12,612)

CapitalSource, Inc.

60

(1,055)

Corporate Executive Board Co.

210

(12,621)

Brandywine Realty Trust

70

(1,255)

Robert Half International, Inc.

500

(13,520)

AMBAC Financial Group, Inc.

50

(1,289)

Owens Corning, Inc.*

780

(15,772)

Old Republic International

Pitney Bowes, Inc.

431

(16,395)

Corp.

99

(1,526)

Masco Corp.

830

(17,936)

SEI Investments Co.

51

(1,641)

General Electric Co.

540

(20,018)

Thornburg Mortgage, Inc.

260

(2,402)

Expeditors International

iStar Financial, Inc.

100

(2,605)

Washington, Inc.

461

(20,598)

Federal National Mortgage

United Parcel Service, Inc. —

Association

79

(3,158)

Class B

360

(25,459)

Forest City Enterprises, Inc. —

Southwest Airlines Co.

2,701

(32,952)

Class A

80

(3,555)

USG Corp.*

1,360

(48,674)

First Horizon National Corp.

210

(3,812)

Total Industrials

(332,536)

National City Corp.

240

(3,950)

INFORMATION TECHNOLOGY (3.8)%

Cincinnati Financial Corp.

100

(3,954)

Global Payments, Inc.

2

(85)

PMI Group, Inc.

300

(3,984)

BEA Systems, Inc.*

30

(473)

E*Trade Financial Corp.*

1,140

(4,047)

Micron Technology, Inc.*

157

(1,138)

WR Berkley Corp.

140

(4,173)

LSI Logic Corp.*

238

(1,264)

Whitney Holding Corp.

160

(4,184)

Ciena Corp.*

60

(2,047)

Arthur J Gallagher & Co.

190

(4,596)

Cypress Semiconductor Corp.*

61

(2,198)

Capitol Federal Financial

160

(4,960)

QLogic Corp.*

200

(2,840)

UDR, Inc.

261

(5,181)

Cognizant Technology Solutions

MBIA, Inc.

280

(5,216)

Corp. — Class A*

150

(5,091)

NYSE Euronext

60

(5,266)

National Instruments Corp.

170

(5,666)

Conseco, Inc.*

430

(5,401)

MoneyGram International, Inc.

370

(5,687)

Webster Financial Corp.

170

(5,435)

Motorola, Inc.

389

(6,240)

Kilroy Realty Corp.

110

(6,046)

Jabil Circuit, Inc.

460

(7,024)

Capital One Financial Corp.

130

(6,144)

Sanmina-SCI Corp.*

4,150

(7,553)

Developers Diversified Realty

Yahoo!, Inc.*

430

(10,002)

Corp.

170

(6,509)

Lexmark International, Inc. —

Astoria Financial Corp.

280

(6,516)

Class A*

290

(10,109)

Regency Centers Corp.

110

(7,094)

Paychex, Inc.

311

(11,264)

CB Richard Ellis Group, Inc. —

Akamai Technologies, Inc.*

331

(11,453)

Class A*

350

(7,543)

38

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

HEDGED EQUITY FUND

MARKET

UNREALIZED

VALUE

GAIN (LOSS)

SHARES

(NOTE 1)

CONTRACTS

(NOTE 1)

People’s United Financial, Inc.

430

$

(7,654)

FUTURES CONTRACTS PURCHASED

Countrywide Financial Corp.

860

(7,688)

March 2008 S&P 500 Index

Brown & Brown, Inc.

330

(7,755)

Mini Futures Contracts

AvalonBay Communities, Inc.

90

(8,473)

(Aggregate Market Value

First American Corp.

250

(8,530)

of Contracts $2,580,375)

35

$

14,651

Huntington Bancshares, Inc.

580

(8,561)

March 2008 Russell 2000 Index

Popular, Inc.

830

(8,798)

Mini Futures Contracts

Zions Bancorporation

190

(8,871)

(Aggregate Market Value

Lazard — Class A

220

(8,950)

of Contracts $539,000)

7

7,330

Kimco Realty Corp.

271

(9,864)

March 2008 S&P MidCap 400 Index

Washington Mutual, Inc.

800

(10,888)

Mini Futures Contracts

St Joe Co.

320

(11,363)

(Aggregate Market Value

Federal Realty Invs Trust

140

(11,501)

of Contracts $517,260)

6

2,657

XL Capital

230

(11,571)

March 2008 Nikkei 225 Index

New York Community Bancorp,

Futures Contracts

Inc.

680

(11,954)

(Aggregate Market Value

M&T Bank Corp.

150

(12,236)

of Contracts $834,075)

11

(52,572)

Everest Re Group

130

(13,052)

(Total Aggregate Market Value of

Simon Property Group, Inc.

170

(14,766)

Contracts $4,470,710)

$

(27,934)

Fifth Third Bancorp

600

(15,078)

Progressive Corp.

800

(15,328)

SLM Corp.

780

(15,709)

AmeriCredit Corp.*

1,250

(15,988)

Regions Financial Corp.

720

(17,028)

Macerich Co.

250

(17,765)

Sovereign Bancorp, Inc.

1,570

(17,898)

Moody’s Corp.

510

(18,207)

Allied Capital Corp.

920

(19,780)

Leucadia National Corp.

441

(20,771)

PartnerRe

270

(22,283)

Total Financials

(501,990)

Total Common Stocks Sold Short

(Proceeds $2,832,340)

(2,727,138)

Total Short Sales (26.0)%

(Proceeds $2,832,340)

$  (2,727,138)

Other Assets in Excess

of Liabilities – 36.4%

$

3,822,418

Net Assets – 100.0%

$  10,508,921

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

††

Cash was pledged as short security collateral at December 31, 2007.

§

All or a portion of this security is pledged as short security collateral at December 31, 2007.

ADR — American Depository Receipt.

REIT — Real Estate Investment Trust.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

39

SCHEDULE OF INVESTMENTS

December 31, 2007

REAL ESTATE FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.6%

Jones Lang LaSalle, Inc.†

4,165

$

296,381

Mack-Cali Realty Corp.

8,696

295,664

Brookfield Asset Management,

Liberty Property Trust

10,191

293,603

Inc. — Class A

26,211

$

934,946

Potlatch Corp.

6,438

286,105

Simon Property Group, Inc.†

10,091

876,504

Maguire Properties, Inc.†

9,090

267,882

ProLogis†

12,990

823,306

Kilroy Realty Corp.†

4,847

266,391

Public Storage, Inc.

9,951

730,503

BRE Properties, Inc. — Class A†

6,563

265,998

Vornado Realty Trust†

7,964

700,434

National Retail Properties, Inc.†

11,199

261,833

Boston Properties, Inc.†

7,211

662,042

BioMed Realty Trust, Inc.†

11,181

259,064

Plum Creek Timber Co., Inc.

Equity One, Inc.†

11,017

253,722

(REIT)†

13,768

633,879

Highwoods Properties, Inc.

8,608

252,903

Equity Residential†

17,188

626,846

Washington Real Estate

HCP, Inc.†

17,095

594,564

Investment Trust†

8,020

251,908

General Growth Properties, Inc.†

14,238

586,321

First Industrial Realty Trust, Inc.†

7,271

251,577

KIMCO Realty Corp.†

15,991

582,072

Post Properties, Inc.

7,088

248,931

Annaly Mortgage Management,

DCT Industrial Trust, Inc.

26,580

247,460

Inc.†

31,632

575,070

Home Properties, Inc.†

5,511

247,168

Host Hotels & Resorts, Inc.†

32,649

556,339

HRPT Properties Trust

31,325

242,142

Ventas, Inc.†

11,853

536,348

Healthcare Realty Trust, Inc.

9,456

240,088

AvalonBay Communities, Inc.†

5,602

527,372

DiamondRock Hospitality Co.†

15,743

235,830

Brookfield Properties Corp.

26,565

511,376

American Financial Realty Trust

28,607

229,428

AMB Property Corp.

8,648

497,779

MFA Mortgage Investments, Inc.

24,635

227,874

Federal Realty Investment Trust†

5,428

445,910

Entertainment Properties Trust

4,815

226,305

Macerich Co.†

6,162

437,872

Corporate Office Properties

CB Richard Ellis Group, Inc. —

Trust SBI†

7,156

225,414

Class A*†

19,969

430,332

Brandywine Realty Trust†

12,490

223,946

Rayonier, Inc.

8,999

425,113

CBL & Associates Properties, Inc.

9,339

223,295

SL Green Realty Corp.†

4,542

424,495

Tanger Factory Outlet Centers,

Regency Centers Corp.†

6,511

419,894

Inc.†

5,888

222,036

Health Care REIT, Inc.†

9,287

415,036

Omega Healthcare Investors,

Developers Diversified Realty

Inc.†

13,735

220,447

Corp.†

10,156

388,873

Redwood Trust, Inc.†

6,310

216,054

Alexandria Real Estate Equities,

Equity Lifestyle Properties, Inc.†

4,686

214,010

Inc.†

3,711

377,297

Strategic Hotels & Resorts, Inc.

12,680

212,136

Duke Realty Corp.†

14,100

367,728

LaSalle Hotel Properties†

6,504

207,478

CapitalSource, Inc.†

20,843

366,628

Mid-America Apartment

Nationwide Health Properties,

Communities, Inc.

4,837

206,782

Inc.†

11,608

364,143

Cousins Properties, Inc.†

9,168

202,613

The St. Joe Co.†

10,120

359,361

Pennsylvania Real Estate

Forest City Enterprises, Inc. —

Investment Trust

6,790

201,527

Class A†

8,061

358,231

Thornburg Mortgage, Inc.†

21,717

200,665

Apartment Investment &

Extra Space Storage, Inc.†

13,620

194,630

Management Co. — Class A†

9,887

343,375

Acadia Realty Trust†

7,480

191,563

Realty Income Corp.†

12,658

342,019

Sunstone Hotel Investors, Inc.†

10,320

188,753

iStar Financial, Inc.†

12,974

337,973

FelCor Lodging Trust, Inc.†

11,544

179,971

Hospitality Properties Trust†

10,425

335,893

Colonial Properties Trust†

7,854

177,736

Digital Realty Trust, Inc.†

8,485

325,569

Lexington Realty Trust†

12,076

175,585

Taubman Centers, Inc.†

6,546

321,998

Gramercy Capital Corp.†

6,980

169,684

Douglas Emmett, Inc.†

13,775

311,453

Ashford Hospitality Trust, Inc.†

23,595

169,648

Camden Property Trust†

6,468

311,434

Newcastle Investment Corp.†

11,542

149,584

UDR, Inc.†

15,688

311,407

RAIT Financial Trust†

17,230

148,523

Weingarten Realty Investors†

9,709

305,251

Parkway Properties, Inc.

4,000

147,920

Essex Property Trust, Inc.†

3,116

303,779

NorthStar Realty Finance Corp.†

16,415

146,422

Senior Housing Properties Trust

13,251

300,533

Capital Trust, Inc. — Class A†

4,480

137,312

40

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

REAL ESTATE FUND

MARKET

VALUE

SHARES

(NOTE 1)

Medical Properties Trust Inc.†

13,030

$

132,776

Anthracite Capital, Inc.†

17,594

127,381

U-Store-It Trust

13,865

127,003

Glimcher Realty Trust†

8,803

125,795

Friedman Billings Ramsey Group,

Inc. — Class A

39,890

125,255

Total Common Stocks

(Cost $26,640,724)

31,627,499

FACE

AMOUNT

SECURITIES LENDING COLLATERAL 43.5%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

$13,823,811

13,823,811

Total Securities Lending Collateral

(Cost $13,823,811)

13,823,811

Total Investments 143.1%

(Cost $40,464,535)

$  45,451,310

Liabilities in Excess of

Other Assets – (43.1)%

$ (13,694,726)

Net Assets – 100.0%

$  31,756,584

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

REIT — Real Estate Investment Trust.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

41

SCHEDULE OF INVESTMENTS

December 31, 2007

STRENGTHENING DOLLAR 2x STRATEGY FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 25.0%

Federal Home Loan Bank*

4.23% due 01/03/08

$500,000

$

499,941

Freddie Mac*

4.26% due 01/08/08

500,000

499,645

Total Federal Agency Discount Notes

(Cost $999,586)

999,586

REPURCHASE AGREEMENTS 46.3%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 12/31/07 at 1.40%

due 01/02/08

530,807

530,807

Morgan Stanley

issued 12/31/07 at 1.20%

due 01/02/08

530,807

530,807

UBS Financial Services, Inc.

issued 12/31/07 at 1.14%

due 01/02/08

530,807

530,807

Lehman Brothers Holdings, Inc.

issued 12/31/07 at 1.00%

due 01/02/08

264,249

264,249

Total Repurchase Agreements

(Cost $1,856,670)

1,856,670

Total Investments 71.3%

(Cost $2,856,256)

$ 2,856,256

Other Assets in Excess

of Liabilities – 28.7%

$ 1,149,399

Net Assets – 100.0%

$ 4,005,655

UNREALIZED

GAIN

UNITS

(NOTE 1)

CURRENCY INDEX SWAP AGREEMENT†

February 2008 U.S. Dollar Index Swap,

Terminating 02/29/08**

(Notional Market Value

$8,195,074)

106,804

$

115,959

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

**

Price Return based on U.S. Dollar Index +/- financing at a variable rate.

†

Cash was pledged as currency index swap collateral at December 31, 2007.

42

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

WEAKENING DOLLAR 2x STRATEGY FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 14.7%

Fannie Mae*

4.31% due 01/11/08

$1,000,000

$

998,922

Federal Farm Credit Bank*

4.25% due 01/08/08

1,000,000

999,292

Total Federal Agency Discount Notes

(Cost $1,998,214)

1,998,214

REPURCHASE AGREEMENTS 56.9%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 12/31/07 at 1.40%

due 01/02/08

2,207,460

2,207,460

Morgan Stanley

issued 12/31/07 at 1.20%

due 01/02/08

2,207,460

2,207,460

UBS Financial Services, Inc.

issued 12/31/07 at 1.14%

due 01/02/08

2,207,460

2,207,460

Lehman Brothers Holdings, Inc.

issued 12/31/07 at 1.00%

due 01/02/08

1,098,935

1,098,935

Total Repurchase Agreements

(Cost $7,721,315)

7,721,315

Total Investments 71.6%

(Cost $9,719,529)

$

9,719,529

Other Assets in Excess

of Liabilities – 28.4%

$

 3,859,310

Net Assets – 100.0%

$ 13,578,839

UNREALIZED

LOSS

UNITS

(NOTE 1)

CURRENCY INDEX SWAP AGREEMENT

SOLD SHORT†

February 2008 U.S. Dollar Index Swap,

Terminating 02/29/08**

(Notional Market Value

$27,446,353)

357,696

$

(249,350)

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

**

Price Return based on U.S. Dollar Index +/- financing at a variable rate.

†

Cash was pledged as currency index swap collateral at December 31, 2007.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

43

STATEMENTS OF ASSETS AND LIABILITIES

Absolute

Multi-Cap

Sector

Return

Core Equity

Rotation

Strategies

Fund

Fund

Fund

ASSETS

Investment Securities* (Notes 1, 2 and 8)

$ 7,402,344

$157,173,264

$24,900,881

Repurchase Agreements* (Note 5)

6,236

3,698,909

1,412,824

Segregated Cash with Broker

—

—

9,355,004

Deposits with Brokers for Securities Sold Short

—

—

10,884,388

Receivable for Credit Default/Currency Index Swaps Settlement (Note1)

—

—

416,844

Receivable for Securities Sold (Note 1)

—

—

670,990

Receivable for Fund Shares Sold

—

1,731,576

482,973

Investment Income Receivable (Note 1)

14,586

90,396

81,874

Other Assets

745

—

—

Total Assets

7,423,911

162,694,145

48,205,778

LIABILITIES

Short Sales at Market Value** (Notes 1 and 2)

—

—

10,693,314

Payable to cover Short Sale

—

—

6,299

Payable for Credit Default/Currency Index Swaps Settlement (Note 1)

—

—

571,199

Unrealized Losses on Credit Default Swap Settlement

—

—

11,668

Variation Margin on Futures Contracts Settlement (Note 1)

—

—

123,256

Payable upon Return of Securities Loaned (Note 8)

1,151,213

32,234,639

5,153,166

Payable for Securities Purchased (Note 1)

—

—

162,476

Payable for Fund Shares Redeemed

1,058

81,972

182

Investment Advisory Fees Payable (Note 3)

2,246

92,825

30,904

Transfer Agent and Administrative Fees Payable (Note 3)

1,384

25,785

—

Distribution and Service Fees Payable (Note 3)

1,384

25,785

—

Portfolio Accounting Fees Payable (Note 3)

554

10,314

—

Custody Fees Payable

166

3,723

—

Overdraft Due to Custodian Bank

—

—

—

Short Sales Dividends Payable

—

—

16,783

Other Liabilities

6,128

52,782

—

Total Liabilities

1,164,133

32,527,825

16,769,247

NET ASSETS

$ 6,259,778

$130,166,320

$31,436,531

NET ASSETS CONSIST OF

Paid-In Capital

6,534,598

112,984,488

31,857,010

Undistributed Net Investment Income (Loss)

16,207

—

135,808

Accumulated Net Realized Gain (Loss) on Investments, Securities

Sold Short, Credit Default Swaps, Currency Index Swaps and

Futures Contracts

(383,843)

142,320

(1,672,893)

Net Unrealized Appreciation (Depreciation) on Investments, Securities

Sold Short, Credit Default Swaps, Currency Index Swaps and

Futures Contracts

92,816

17,039,512

1,116,606

NET ASSETS

$ 6,259,778

$130,166,320

$31,436,531

SHARES OUTSTANDING

254,037

8,493,588

1,211,340

NET ASSET VALUES

$24.64

$15.33

$25.95

*

The cost of investments is $7,315,764, $143,832,661, $25,218,388, $42,443,950, $9,042,952, $40,464,535, $2,856,256, and $9,719,529,

respectively.

**

The proceeds from short sales is $0, $0, $10,884,388, $0, $2,832,340, $0, $0, and $0, respectively.

44

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

December 31, 2007

Strengthening

Weakening

Commodities

Hedged

Dollar 2x

Dollar 2x

Strategy

Equity

Real Estate

Strategy

Strategy

Fund

Fund

Fund

Fund

Fund

$ 26,246,588

$

6,387,025

$45,451,310

$

999,586

$

1,998,214

18,879,061

3,026,616

—

1,856,670

7,721,315

—

2,221,043

—

1,210,319

4,441,543

—

2,832,340

—

—

—

—

—

—

29,382

—

—

206,598

315,361

—

—

640,871

16,676

275

40,940

68,536

114,441

25,235

323,379

125

520

—

—

—

—

—

45,880,961

14,715,533

46,090,325

4,137,022

14,230,128

—

2,727,138

—

—

—

—

1,879

—

—

—

—

—

—

—

586,610

—

—

—

—

—

—

42,199

—

—

—

2,202,768

1,418,493

13,823,811

—

—

—

—

—

—

—

39

3,567

373,932

122,686

40,662

17,889

9,878

21,926

3,880

10,146

7,998

—

6,449

1,078

2,818

7,998

—

6,449

1,078

2,818

3,199

—

2,580

431

1,127

960

—

774

129

338

—

—

52,018

—

—

—

3,458

—

—

—

16,517

—

45,802

2,085

6,770

2,257,368

4,206,612

14,333,741

131,367

651,289

$ 43,623,593

$10,508,921

$31,756,584

$4,005,655

$13,578,839

44,430,516

10,953,304

29,657,297

4,039,051

13,864,849

742,556

199,366

175,005

(149,355)

(36,660)

(4,231,178)

(1,091,706)

(3,062,493)

—

—

2,681,699

447,957

4,986,775

115,959

(249,350)

$ 43,623,593

$10,508,921

$31,756,584

$4,005,655

$13,578,839

1,834,146

411,446

924,536

199,017

474,725

$23.78

$25.54

$34.35

$20.13

$28.60

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

45

STATEMENTS OF OPERATIONS

Absolute

Multi-Cap

Sector

Return

Core Equity

Rotation

Strategies

Fund

Fund

Fund

INVESTMENT INCOME

Interest† (Note 1)

$

25,102

$

63,348

$1,158,804

Income from Securities Lending, net (Note 8)

4,154

91,828

24,034

Dividends, Net of Foreign Tax Withheld* (Note 1)

137,200

1,260,502

369,016

Other Income

—

—

37,996

Total Income

166,456

1,415,678

1,589,850

EXPENSES

Investment Advisory Fees (Note 3)

48,195

866,664

414,321

Transfer Agent and Administrative Fees (Note 3)

22,902

240,740

—

Portfolio Accounting Fees (Note 3)

9,161

96,296

—

Short Sales Dividend Expense

—

—

187,716

Trustees’ Fees**

722

7,383

—

Service Fees (Note 3)

22,902

240,740

—

Custody Fees

2,706

32,095

—

Miscellaneous

9,759

73,012

5,739

Total Expenses

116,347

1,556,930

607,776

Less Expenses Waived by Advisor

—

—

—

Total Waived Expenses

—

—

—

Net Expenses

116,347

1,556,930

607,776

Net Investment Income (Loss)

50,109

(141,252)

982,074

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)

Net Realized Gain (Loss) on:

Investment Securities

55,516

6,536,938

(1,938,590)

Credit Default/Currency Index Swaps

—

—

(218,970)

Futures Contracts

48,320

—

(117,198)

Securities Sold Short

—

—

974,298

Total Net Realized Gain (Loss)

103,836

6,536,938

(1,300,460)

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(545,006)

10,979,956

727,982

Credit Default/Currency Index Swaps

—

—

(12,902)

Futures Contracts

16,363

—

(78,296)

Securities Sold Short

—

—

585,925

Net Change in Unrealized Appreciation (Depreciation)

(528,643)

10,979,956

1,222,709

Net Gain (Loss) on Investments

(424,807)

17,516,894

(77,751)

Net Increase (Decrease) in Net Assets from Operations

$ (374,698)

$17,375,642

$

904,323

*

Foreign tax withheld of $9, $39,510, $3,377, $0, $2,043, $3,701, $0, and $0, respectively.

**

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

†

Includes rebate income on proceeds for securities sold short of $0, $0, $559,069, $0, $317,632, $0, $0, and $0, respectively.

46

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

Year Ended December 31, 2007

Strengthening

Weakening

Commodities

Hedged

Dollar 2x

Dollar 2x

Strategy

Equity

Real Estate

Strategy

Strategy

Fund

Fund

Fund

Fund

Fund

$1,176,629

$ 618,139

$

11,718

$ 164,198

$

472,234

6,428

11,044

60,376

—

—

—

149,048

1,593,724

—

—

—

—

—

—

—

1,183,057

778,231

1,665,818

164,198

472,234

184,435

177,048

492,911

30,174

91,184

61,478

—

144,974

8,382

25,329

24,591

—

57,989

3,353

10,132

—

97,442

—

—

—

1,900

—

5,826

242

714

61,478

—

144,974

8,382

25,329

6,396

—

18,650

917

2,613

24,682

3,664

62,195

2,897

10,946

364,960

278,154

927,519

54,347

166,247

(50,069)

—

—

—

—

(50,069)

—

—

—

—

314,891

278,154

927,519

54,347

166,247

868,166

500,077

738,299

109,851

305,987

2,653,291

247,309

5,595,169

—

—

—

—

—

(570,238)

1,286,126

—

(467,728)

—

—

—

—

(650,288)

—

—

—

2,653,291

(870,707)

5,595,169

(570,238)

1,286,126

3,443,547

73,412

(14,164,706)

—

—

—

—

—

102,303

(180,374)

—

36,183

—

—

—

—

382,535

—

—

—

3,443,547

492,130

(14,164,706)

102,303

(180,374)

6,096,838

(378,577)

(8,569,537)

(467,935)

1,105,752

$6,965,004

$ 121,500

$

(7,831,238)

$(358,084)

$1,411,739

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

47

STATEMENTS OF CHANGES IN NET ASSETS

Multi-Cap

Sector Rotation

Core Equity Fund

Fund

Year

Year

Year

Year

Ended

Ended

Ended

Ended

December 31,

December 31,

December 31,

December 31,

2007

2006

2007

2006

FROM OPERATIONS

Net Investment Income (Loss)

$

50,109

$

15,400

$

(141,252)

$

(126,456)

Net Realized Gain (Loss) on Investments

103,836

151,195

6,536,938

5,627,444

Net Change in Unrealized Appreciation (Depreciation) on Investments

(528,643)

617,455

10,979,956

289,785

Net Increase (Decrease) in Net Assets from Operations

(374,698)

784,050

17,375,642

5,790,773

Distributions to Shareholders from: (Note 1)

Net Investment Income

(47,289)

(3,413)

—

—

Realized Gain on Investments

(627,576)

(6,750)

(9,242,522)

(4,280,033)

Total Distributions to Shareholders

(674,865)

(10,163)

(9,242,522)

(4,280,033)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

17,377,068

14,532,365

86,281,041

95,534,124

Value of Shares Purchased through Dividend Reinvestment

674,865

10,163

9,242,522

4,280,033

Cost of Shares Redeemed

(19,100,510)

(9,818,903)

(61,162,925)

(75,486,583)

Net Increase (Decrease) in Net Assets From Share Transactions

(1,048,577)

4,723,625

34,360,638

24,327,574

Net Increase (Decrease) in Net Assets

(2,098,140)

5,497,512

42,493,758

25,838,314

NET ASSETS — BEGINNING OF PERIOD

8,357,918

2,860,406

87,672,562

61,834,248

NET ASSETS — END OF PERIOD

6,259,778

8,357,918

130,166,320

87,672,562

Undistributed Net Investment Income—End of Period

$

16,207

$

12,850

$

—

$

—

48

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

Absolute Return

Commodities

Strategies Fund

Strategy Fund

Hedged Equity Fund

Year

Year

Year

Year

Year

Year

Ended

Ended

Ended

Ended

Ended

Ended

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

2007

2006

2007

2006

2007

2006

$

982,074

$

326,527

$

868,166

$

569,111

$

500,077

$

210,541

(1,300,460)

455,279

2,653,291

(5,955,204)

(870,707)

368,711

1,222,709

(104,036)

3,443,547

(879,450)

492,130

(48,383)

904,323

677,770

6,965,004

(6,265,543)

121,500

530,869

(1,160,768)

(247,851)

—

—

(481,106)

(166,122)

(299,606)

(315,037)

—

—

(155,142)

(314,395)

(1,460,374)

(562,888)

—

—

(636,248)

(480,517)

58,867,136

29,498,924

58,614,571

98,028,421

31,887,844

25,389,088

1,460,374

562,888

—

—

636,248

480,517

(50,892,241)

(10,942,535)

(42,225,252)

(99,680,653)

(34,837,609)

(15,958,684)

9,435,269

19,119,277

16,389,319

(1,652,232)

(2,313,517)

9,910,921

8,879,218

19,234,159

23,354,323

(7,917,775)

(2,828,265)

9,961,273

22,557,313

3,323,154

20,269,270

28,187,045

13,337,186

3,375,913

31,436,531

22,557,313

43,623,593

20,269,270

10,508,921

13,337,186

$

135,808

$

84,835

$

742,556

$

6,206

$

199,366

$

47,435

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

49

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

Strengthening Dollar

Real Estate Fund

2x Strategy Fund

Year

Year

Year

Year

Ended

Ended

Ended

Ended

December 31,

December 31,

December 31,

December 31,

2007

2006

2007

2006

FROM OPERATIONS

Net Investment Income

$

738,299

$

858,406

$

109,851

$

81,514

Net Realized Gain (Loss) on Investments

5,595,169

462,193

(570,238)

(361,215)

Net Change in Unrealized Appreciation (Depreciation) on Investments

(14,164,706)

12,941,333

102,303

5,612

Net Increase (Decrease) in Net Assets from Operations

(7,831,238)

14,261,932

(358,084)

(274,089)

Distributions to Shareholders from: (Note 1)

Net Investment Income

(801,864)

(1,247,745)

—

(23,111)

Realized Gain on Investments

(3,999,999)

(2,424,876)

—

—

Total Distributions to Shareholders

(4,801,863)

(3,672,621)

—

(23,111)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

138,815,523

373,442,790

41,147,482

23,302,911

Value of Shares Purchased through Dividend Reinvestment

4,801,863

3,672,621

—

23,111

Cost of Shares Redeemed

(182,408,436)

(333,598,261)

(39,850,297)

(21,211,936)

Net Increase (Decrease) in Net Assets From Share Transactions

(38,791,050)

43,517,150

1,297,185

2,114,086

Net Increase (Decrease) in Net Assets

(51,424,151)

54,106,461

939,101

1,816,886

NET ASSETS — BEGINNING OF PERIOD

83,180,735

29,074,274

3,066,554

1,249,668

NET ASSETS — END OF PERIOD

31,756,584

83,180,735

4,005,655

3,066,554

Undistributed Net Investment Income (Loss) - End of Period

$

175,005

$

238,570

$

(149,355)

$

(80,756)

50

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

Weakening Dollar

2x Strategy Fund

Year

Year

Ended

Ended

December 31,

December 31,

2007

2006

$

305,987

$

271,823

1,286,126

462,780

(180,374)

(59,597)

1,411,739

675,006

(1,887,531)

(397,475)

—

(6,122)

(1,887,531)

(403,597)

46,842,262

52,997,120

1,887,531

403,597

(45,830,646)

(45,470,997)

2,899,147

7,929,720

2,423,355

8,201,129

11,155,484

2,954,355

13,578,839

11,155,484

$

(36,660)

$

256,672

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

51

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Increase

Net Realized

(Decrease)

NET ASSET

Net

and

in Net Asset

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

Value

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Operating

Income

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

Expenses

Expenses

(Loss)

Rate

omitted)

Multi-Cap Core Equity Fund

December 31, 2007

$28.60

$ .16

$ (1.63)

$ (1.47)

$ (.17)

$ (2.32)

$ (2.49)

$ (3.96)

$24.64

(5.26)%

1.27%

1.27%

1.27%

0.55%

245%

$

6,260

December 31, 2006

25.04

.08

3.52

3.60

(.01)

(.03)

(.04)

3.56

28.60

14.36%

1.43%

1.43%

1.43%

0.29%

171%

8,358

December 31, 2005*

25.00

.01

.03

.04

—

—

—

.04

25.04

0.16%

1.67%**

1.67%**

1.67%**

0.33%**

8%

2,860

Sector Rotation Fund

December 31, 2007

13.47

(.02)

3.10

3.08

—

(1.22)

(1.22)

1.86

15.33

22.75%

1.61%

1.61%

1.61%

(0.15)%

277%

130,166

December 31, 2006

12.68

(.02)

1.48

1.46

—

(.67)

(.67)

.79

13.47

11.47%

1.64%

1.64%

1.64%

(0.16)%

353%

87,673

December 31, 2005

11.16

(.02)

1.54

1.52

—

—

—

1.52

12.68

13.62%

1.70%

1.70%

1.70%

(0.20)%

281%

61,834

December 31, 2004

10.08

(.05)

1.13

1.08

—

—

—

1.08

11.16

10.71%

1.63%

1.63%

1.63%

(0.52)%

333%

27,747

December 31, 2003

7.76

(.07)

2.39

2.32

—

—

—

2.32

10.08

29.97%

1.70%

1.70%

1.70%

(0.78)%

401%

20,594

Absolute Return Strategies Fund

December 31, 2007

26.20

.74

.27

1.01

(1.00)

(.26)

(1.26)

(.25)

25.95

3.84%

1.69%

1.69%

1.17%††

2.72%

421%

31,437

December 31, 2006

25.20

.80

.87

1.67

(.30)

(.37)

(.67)

1.00

26.20

6.64%

1.70%

1.70%

1.16%††

3.08%

309%

22,557

December 31, 2005*

25.00

.05

.15

.20

—

—

—

.20

25.20

0.80%

1.45%**

1.45%**

1.20%**††

2.28%**

19%

3,323

Commodities Strategy Fund

December 31, 2007

18.15

.71

4.92

5.63

—

—

—

5.63

23.78

31.02%

1.48%

1.28%

1.28%

3.52%

346%

43,624

December 31, 2006

22.10

.50

(4.45)

(3.95)

—

—

—

(3.95)

18.15

(17.87)%

1.50%

1.31%

1.31%

2.34%

109%

20,269

December 31, 2005*

25.00

.14

(2.98)

(2.84)

(.06)

—

(.06)

(2.90)

22.10

(11.34)%

1.64%**

1.64%**

1.64%**

2.41%**

—

28,187

Hedged Equity Fund

December 31, 2007

26.34

.88

(.03)

.85

(1.25)

(.40)

(1.65)

(.80)

25.54

3.16%

1.81%

1.81%

1.18%††

3.25%

413%

10,509

December 31, 2006

25.21

.84

1.23

2.07

(.33)

(.61)

(.94)

1.13

26.34

8.20%

1.93%

1.93%

1.15%††

3.21%

360%

13,337

December 31, 2005*

25.00

.04

.20

.24

(.03)

—

(.03)

.21

25.21

0.94%

1.96%**

1.96%**

1.19%**††

1.62%**

10%

3,376

Real Estate Fund

December 31, 2007

50.25

.63

(10.02)

(9.39)

(1.09)

(5.42)

(6.51)

(15.90)

34.35

(19.12)%

1.60%

1.60%

1.60%

1.28%

226%

31,757

December 31, 2006

40.30

.72

11.68

12.40

(.83)

(1.62)

(2.45)

9.95

50.25

30.72%

1.60%

1.60%

1.60%

1.54%

532%

83,181

December 31, 2005

38.02

.71

2.01

2.72

(.44)

—

(.44)

2.28

40.30

7.15%

1.59%

1.59%

1.59%

1.84%

774%

29,074

December 31, 2004

30.25

1.02

7.79

8.81

(.14)

(.90)

(1.04)

7.77

38.02

29.54%

1.59%

1.59%

1.59%

3.06%

1,139%

26,915

December 31, 2003

24.96

.94

6.62

7.56

(.85)

(1.42)

(2.27)

5.29

30.25

30.31%

1.64%

1.64%

1.64%

3.26%

1,478%

12,183

Strenghthening Dollar 2x Strategy Fund

December 31, 2007

22.59

.70

(3.16)

(2.46)

—

—

—

(2.46)

20.13

(10.89)%

1.61%

1.61%

1.61%

3.26%

—

4,006

December 31, 2006

25.62

.79

(3.51)

(2.72)

(.31)

—

(.31)

(3.03)

22.59

(10.63)%

1.65%

1.65%

1.65%

3.33%

—

3,067

December 31, 2005*

25.00

.14

.65

.79

(.17)

—

(.17)

.62

25.62

3.16%

1.78%**

1.78%**

1.78%**

2.11%**

—

1,250

Weakening Dollar 2x Strategy Fund

December 31, 2007

27.51

.89

4.15

5.04

(3.95)

—

(3.95)

1.09

28.60

18.12%

1.64%

1.64%

1.64%

3.02%

—

13,579

December 31, 2006

24.31

.93

3.14

4.07

(.86)

(.01)

(.87)

3.20

27.51

16.72%

1.65%

1.65%

1.65%

3.46%

—

11,155

December 31, 2005*

25.00

.15

(.78)

(.63)

(.06)

—

(.06)

(.69)

24.31

(2.53)%

1.76%**

1.76%**

1.76%**

2.28%**

—

2,954

*

Since the commencement of operations:

September 30, 2005 – Commodities Strategy Fund, Strenthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund;

November 29, 2005 – Absolute Return Strategies Fund, Hedged Equity Fund, and Multi-Cap Core Equity Fund.

**

Annualized

†

Calculated using the average daily shares outstanding for the year.

††

Operating Expenses exclude short dividends expense.

†††

Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

NOTES TO FINANCIAL STATEMENTS

1.

Organization and Significant Accounting Policies

Structured notes are valued in accordance with the terms of

Organization

their agreement at the value of the underlying index close,

The Rydex Variable Trust (the “Trust”), a Delaware business

usually 4:00 p.m., adjusted for any interest accruals and

trust, is registered with the SEC under the Investment

financing charges. If the securities comprising the

Company Act of 1940 (the “1940 Act”) as a non-diversified,

underlying index cease trading before a Fund’s close of

open-ended investment company and is authorized to issue

business, the index will be fair valued with the use of an

an unlimited number of no par value shares. The Trust offers appropriate market indicator.

shares of its Funds to insurance companies for their variable

Traditional open-end investment companies (“Mutual

annuity and variable life insurance contracts.

Funds”) are valued at their NAV as of the close of business,

At December 31, 2007, the Trust consisted of fifty-five

usually 4:00 p.m. on the valuation date. Exchange Traded

separate Funds: twenty-three Benchmark Funds, one Money

Funds (“ETFs”) and closed-end investment companies are

Market Fund, eight Alternative Strategy Funds, seventeen

valued at the last quoted sales price.

Sector Funds, three Essential Portfolio Funds and three CLS

The value of domestic equity index and credit default swap

AdvisorOne Funds. This report covers the Alternative

agreements entered into by a Fund is accounted for using

Strategy Funds (the “Funds”), while the Benchmark Funds,

the unrealized gain or loss on the agreements that is

the Money Market Fund, the Sector Funds, the Essential

determined by marking the agreements to the last quoted

Portfolio Funds and the CLS AdvisorOne Funds are

value of the index that the swap pertains to at the close of contained in separate reports.

the NYSE, usually 4:00 p.m. The swap’s market value is then

Rydex Investments provides advisory, transfer agent and

adjusted to include dividends accrued, financing charges

administrative services, and accounting services to the Trust.

and/or interest associated with the swap agreements.

Rydex Distributors, Inc. (the “Distributor”) acts as principal

The value of foreign equity index and currency index

underwriter for the Trust. Both Rydex Investments and the

swap agreements entered into by a Fund is accounted for

Distributor are affiliated entities.

using the unrealized gain or loss on the agreements that

Significant Accounting Policies

is determined by marking the agreements to the price at

which orders are being filled at the close of the NYSE,

The following significant accounting policies are in conformity usually 4:00 p.m. In the event that no order is filled at

with U.S. generally accepted accounting principles and are

4:00 p.m., the security dealer provides a fair value quote

consistently followed by the Trust. All time references are

at which the swap agreement is valued. The swap’s

based on Eastern Time. The information contained in these

market value is then adjusted to include dividends

notes may not apply to every Fund in the Trust.

accrued, financing charges and/or interest associated

A. Equity securities listed on an exchange (New York Stock

with the swap agreements.

Exchange (“NYSE”) or American Stock Exchange) are

Investments, for which market quotations are not readily

valued at the last quoted sales price as of the close of

available, are fair valued as determined in good faith by

business on the NYSE, usually 4:00 p.m. on the valuation

Rydex Investments under the direction of the Board of

date. Equity securities listed on the NASDAQ market

Trustees using methods established or ratified by the Board

system are valued at the NASDAQ Official Closing Price,

of Trustees. These methods include, but are not limited to:

usually as of 4:00 p.m. on the valuation date. Listed options

(i) general information as to how these securities and assets held by the Trust are valued at the Official Settlement Price trade; (ii) in connection with futures contracts and options listed by the exchange, usually as of 4:00 p.m. In the event thereupon, and other derivative investments, information as

that a settlement price is not available, fair valuation is

to how (a) these contracts and other derivative investments

enacted. Over-the-counter options held by the Trust are

trade in the futures or other derivative markets, respectively,

valued using the average bid price obtained from one or

and (b) the securities underlying these contracts and other

more security dealers. The value of futures contracts

derivative investments trade in the cash market; and (iii)

purchased and sold by the Trust is accounted for using the

other information and considerations, including current

unrealized gain or loss on the contracts that is determined

values in related-markets.

by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the last

B. Securities transactions are recorded on the trade date for quoted sales price, usually as of 4:00 p.m. on the valuation financial reporting purposes. Realized gains and losses from date. In the event that the exchange for a specific futures

securities transactions are recorded using the identified cost contract closes earlier than 4:00 p.m., the futures contract is basis. Proceeds from lawsuits related to investment holdings valued at the Official Settlement Price of the exchange.

are recorded as realized gains in the respective Fund.

However, the underlying securities from which the futures

Dividend income is recorded on the ex-dividend date, net

contract value is derived are monitored until 4:00 p.m. to

of applicable taxes withheld by foreign countries. Interest

determine if fair valuation would provide a more accurate

income, including amortization of premiums and accretion

valuation. Short-term securities, if any, are valued at

of discount, is accrued on a daily basis.

amortized cost, which approximates market value.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

53

NOTES TO FINANCIAL STATEMENTS (continued)

C. Distributions of net investment income and net realized

specified future delivery date and at a specific price. Upon capital gains are recorded on the ex-dividend date and

entering into a contract, a Fund deposits and maintains as

are determined in accordance with income tax regulations

collateral such initial margin as required by the exchange on which may differ from U.S. generally accepted accounting

which the transaction is effected. Pursuant to the contract,

principles. These differences are primarily due to differing the Fund agrees to receive from or pay to the broker an

treatments for items such as deferral of wash sales and

amount of cash equal to the daily fluctuation in value of the post-October losses and regulated futures contracts and

contract. Such receipts or payments are known as variation

options. Net investment income and loss, net realized

margin and are recorded by the Fund as unrealized gains or

gains and losses, and net assets are not affected by

losses. When the contract is closed, the Fund records a

these differences.

realized gain or loss equal to the difference between the

D. When a Fund engages in a short sale of an equity or

value of the contract at the time it was opened and the

fixed income security, an amount equal to the proceeds is

value at the time it was closed.

reflected as an asset and an equivalent liability. The amount

G. The Trust may enter into domestic equity index and

of the liability is subsequently marked-to-market to reflect domestic currency index swap agreements, which are over-

the market value of the short sale. The Fund maintains a

the-counter contracts in which one party agrees to make

segregated account of cash and/or securities as collateral

periodic payments based on the change in market value of

for short sales. The Fund is exposed to market risk based

a specified equity security, basket of equity securities,

on the amount, if any, that the market value of the security equity index or domestic currency index, in return for

exceeds the market value of the securities in the

periodic payments based on a fixed or variable interest rate segregated account. Fees, if any, paid to brokers to borrow

or the change in market value of a different equity security,

securities in connection with short sales are considered part basket of equity securities, equity index or domestic

of the cost of short sale transactions. In addition, the Fund currency index. Swap agreements are used to obtain

must pay out the dividend rate of the equity or coupon

exposure to an equity or market without owning or taking

rate of the treasury obligation to the lender and records

physical custody of securities. The swap agreements are

this as an expense. Short dividends or interest expense is a marked-to-market daily based upon quotations from market

cost associated with the investment objective of short sales makers and the change, if any, is recorded as unrealized

transactions, rather than an operational cost associated

gain or loss. Payments received or made as a result of an

with the day-to-day management of any mutual fund. The

agreement or termination of the agreement are recognized

Funds may also receive rebate income from the broker

as realized gains or losses.

resulting from the investment of the proceeds from

The Trust may enter into credit default swap agreements

securities sold short.

where one party, the protection buyer, makes an upfront or

E. Upon the purchase of an option by a Fund, the premium

periodic payments to a counterparty, the protection seller,

paid is recorded as an investment, the value of which is

in exchange for the right to receive a contingent payment.

marked-to-market daily. When a purchased option expires,

The maximum amount of the payment may equal the

that Fund will realize a loss in the amount of the cost of the notional amount, at par, of the underlying index or security option. When a Fund enters into a closing sale transaction,

as a result of a related credit event. Upfront payments

that Fund will realize a gain or loss depending on whether

received or made by a Fund, are amortized over the

the proceeds from the closing sale transaction are greater

expected life of the agreement. Periodic payments received

or less than the cost of the option. When a Fund exercises a or paid by a Fund are recorded as realized gains or losses.

put option, that Fund will realize a gain or loss from the sale

The credit default contracts are marked-to-market daily

of the underlying security and the proceeds from such sale

based upon quotations from market makers and the

will be decreased by the premium originally paid. When a

change, if any, is recorded as unrealized gain or loss.

Fund exercises a call option, the cost of the security

Payments received or made as a result of a credit event or

purchased by that Fund upon exercise will be increased by

termination of the contract are recognized, net of a

the premium originally paid. When a Fund writes (sells) an

proportional amount of the upfront payment, as realized

option, an amount equal to the premium received is

gains or losses.

entered in that Fund’s accounting records as an asset and

H. The Trust may invest in structured notes, which are over-

equivalent liability. The amount of the liability is

the-counter contracts linked to the performance of an

subsequently marked-to-market to reflect the current value

underlying benchmark such as interest rates, equity

of the option written. When a written option expires, or if a markets, equity indices, commodities indices, corporate

Fund enters into a closing purchase transaction, that Fund

credits or foreign exchange markets. A structured note is a

realizes a gain (or loss if the cost of a closing purchase

type of bond in which an issuer borrows money from

transaction exceeds the premium received when the option

investors and pays back the principal, adjusted for

was sold).

performance of the underlying benchmark, at a specified

F. The Trust may enter into stock and bond index futures

maturity date. In addition, the contract may require periodic contracts and options on such futures contracts. Futures

interest payments. Structured notes are used to obtain

contracts are contracts for delayed delivery of securities at a exposure to a market without owning or taking physical

54

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

custody of securities or commodities. Fluctuations in value

M. The preparation of financial statements in conformity

of the structured notes are recorded as unrealized gains and with U.S. generally accepted accounting principles requires

losses in the accompanying financial statements. Coupon

management to make estimates and assumptions that affect

payments are recorded as income while net payments are

the reported amount of assets and liabilities and disclosure recorded as net realized gains or losses.

of contingent assets and liabilities at the date of the

I. Investment securities and other assets and liabilities

financial statements and the reported amounts of revenues

denominated in foreign currencies are translated into U.S.

and expenses during the reporting period. Actual results

dollar amounts at the date of valuation. Purchases and sales could differ from these estimates.

of investment securities and income and expense items

2.

Financial Instruments

denominated in foreign currencies are translated into U.S.

As part of its investment strategy, the Trust may utilize short dollar amounts on the respective dates of such transactions.

sales and a variety of derivative instruments, including

The Trust does not isolate that portion of the results of

options, futures, options on futures, structured notes, and

operations resulting from changes in foreign exchange rates

swap agreements. These investments involve, to varying

on investments from the fluctuations arising from changes in degrees, elements of market risk and risks in excess of the

market prices of securities held. Such fluctuations are

amounts recognized in the Statements of Assets and

included with the net realized and unrealized gain and loss

Liabilities.

from investments.

Throughout the normal course of business, the Funds enter

Reported net realized foreign exchange gains or losses arise into contracts that contain a variety of representations and from sales of foreign currencies and currency gains or losses warranties which provide general indemnifications. The

realized between the trade and settlement dates on

Funds’ maximum exposure under these arrangements is

investment transactions. Net unrealized exchange gains and

unknown, as this would involve future claims that may be

losses arise from changes in the fair values of assets and

made against the Funds and/or their affiliates that have not liabilities other than investments in securities at the fiscal yet occurred. However, based on experience, the Funds

period end, resulting from changes in exchange rates.

expect the risk of loss to be remote.

J. The Trust may enter into forward currency contracts

Short sales are transactions in which a Fund sells an equity primarily to hedge against foreign currency exchange rate

or fixed income security it does not own. If the security sold risks on its non-U.S. dollar denominated investment

short decreases in price between the time the Fund sells the securities. When entering into a forward currency contract, a security and closes its short position, that Fund will realize a

Fund agrees to receive or deliver a fixed quantity of foreign gain on the transaction. Conversely, if the security increases currency for an agreed-upon price on an agreed future

in price during the period, that Fund will realize a loss on date. These contracts are valued daily and the

the transaction. The risk of such price increases is the

corresponding unrealized gain or loss on the contracts, as

principal risk of engaging in short sales.

measured by the difference between the forward foreign

exchange rates at the dates of entry into the contracts and

The risk associated with purchasing options is limited to the the forward rates at the reporting date, is included in the

premium originally paid. The risk in writing a covered call

Statement of Assets and Liabilities. Realized and unrealized option is that a Fund may forego the opportunity for profit

gains and losses are included in the Statement of

if the market price of the underlying security increases and

Operations.

the option is exercised. The risk in writing a covered put

option is that a Fund may incur a loss if the market price of

K. Certain U.S. Government and Agency Obligations are

the underlying security decreases and the option is

traded on a discount basis; the interest rates shown on the

exercised. In addition, there is the risk that a Fund may not

Schedules of Investments reflect the discount rates paid at

be able to enter into a closing transaction because of an

the time of purchase by the Funds. Other securities bear

illiquid secondary market or, for over-the-counter options,

interest at the rates shown, payable at fixed dates through

because of the counterparty’s inability to perform.

maturity. The Funds may also purchase American

Depository Receipts, U.S. Government securities, and enter

There are several risks in connection with the use of futures into repurchase agreements.

contracts. Risks may be caused by an imperfect correlation

between movements in the price of the instruments and the

L. The Funds may leave cash overnight in their cash account

price of the underlying securities. In addition, there is the with the custodian, U.S. Bank. Periodically, a Fund may have risk that a Fund may not be able to enter into a closing

cash due to custodian bank as an overdraft balance. A fee is transaction because of an illiquid secondary market.

incurred on this overdraft, calculated by multiplying the

overdraft by a rate based on the federal funds rate.

There are several risks associated with the use of structured

Segregated cash with the broker is held as collateral for

notes. Structured securities are leveraged, thereby

investments in derivative instruments such as futures

providing an exposure to the underlying benchmark of

contracts and equity index swap agreements.

three times the face amount and increasing the volatility of each note relative to the change in the underlying linked

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

55

NOTES TO FINANCIAL STATEMENTS (continued)

financial instrument. A highly liquid secondary market may

3.

Fees And Other Transactions With Affiliates

not exist for the structured notes a Fund invests in, which

Under the terms of an investment advisory contract, the

may make it difficult for that Fund to sell the structured

Trust pays Rydex Investments investment advisory fees

notes it holds at an acceptable price or to accurately value calculated at an annualized rate of 0.85% of the average

them. In addition, structured notes are subject to the risk

daily net assets of the Real Estate Fund; 0.90% of the

that the counterparty to the instrument, or issuer, might not average daily net assets of the Sector Rotation Fund, the

pay interest when due or repay principal at maturity of the

Strengthening Dollar 2x Strategy Fund and the Weakening

obligation. Although the Trust will not invest in any

Dollar 2x Strategy Fund; and 1.15% of the average daily net

structured notes unless Rydex Investments believes that the

assets of the Absolute Return Strategies Fund and the

issuer is creditworthy, a Fund does bear the risk of loss of

Hedged Equity Fund.

the amount expected to be received in the event of the

default or bankruptcy of the issuer.

Also under the terms of the investment advisory contract,

the Trustees voted to implement a performance adjustment

There are several risks associated with the use of swap

for the Multi-Cap Core Equity Fund. The Trust pays Rydex

agreements that are different from those associated with

Investments investment advisory fees calculated at a basic

ordinary portfolio securities transactions, due to the fact

annual fee rate of 0.70% of the average daily net assets of

they could be considered illiquid. Although the Trust will

this Fund, adding or subtracting a performance rate up to

not enter into any swap agreement unless Rydex

0.20%. The basic annual fee rate, along with the

Investments believes that the other party to the

performance adjustment allows the total fee to increase to a transaction is creditworthy, the Funds bear the risk of loss maximum of 0.90% or decrease to a minimum of 0.50%,

of the amount expected to be received under a swap

depending on the investment performance of the Fund

agreement in the event of the default or bankruptcy of

relative to the Russell 3000 Index (the “Index”). The

the agreement counterparty.

performance comparison will be made for a rolling 12-

There are several risks associated with credit default swaps.

month period, with performance adjustments made at the

Credit default swaps involve the exchange of a fixed-rate

end of each month. Because the performance adjustment is

premium for protection against the loss in value of an

applied relative to the performance of the Index, Rydex

underlying debt instrument in the event of a defined credit

Investments could receive a positive performance

event (such as payment default or bankruptcy). Under the

adjustment even during periods where the Fund’s

terms of the swap, one party acts as a “guarantor,”

performance is negative. At December 31, 2007, the

receiving a periodic payment that is a fixed percentage

effective management fee was 0.50% of the Fund’s average

applied to a notional principal amount. In return, the party daily net assets.

agrees to purchase the notional amount of the underlying

Effective May 1, 2006, Rydex Investments has contractually

instrument, at par, if a credit event occurs during the term agreed to waive its 0.75% investment advisory fee to the

of the swap. A Fund may enter into credit default swaps in

extent necessary to limit the ordinary operating expenses of which that Fund or its counterparty acts as guarantor. By

the Commodities Strategy Fund (but excluding interest

acting as the guarantor of a swap, that Fund assumes the

expenses, brokerage commissions and extraordinary

market and credit risk of the underlying instrument,

expenses) to not more than 1.29% per annum of the average

including liquidity and loss of value.

monthly net assets of the Fund (the “Contractual Fee

In conjunction with the use of short sales, options, futures,

Waiver”). The Contractual Fee Waiver may not be modified

options on futures, and swap agreements, the Funds are

or eliminated prior to May 1, 2008, except with the approval required to maintain collateral in various forms. The Funds

of the Board of Trustees. There is no guarantee that the

use, where appropriate, depending on the financial

contractual fee waiver will continue beyond May 1, 2008.

instrument utilized and the broker involved, margin deposits

As part of its agreement with the Trust, Rydex Investments

at the broker, cash and/or securities segregated at the

will pay all expenses of the Absolute Return Strategies Fund custodian bank, discount notes, or the repurchase

and Hedged Equity Fund, including the cost of transfer

agreements allocated to each Fund.

agency, custody, fund administration, legal, audit and other

The risks inherent in the use of short sales, options, futures services, except interest expense, taxes (expected to be de

contracts, options on futures contracts, structured notes,

minimis), brokerage commissions and other expenses

and swap agreements, include i) adverse changes in the

connected with execution of portfolio transactions, short

value of such instruments; ii) imperfect correlation between dividend expenses, and extraordinary expenses. For the

the price of the instruments and movements in the price of

year ended December 31, 2007, Rydex Investments paid

the underlying securities, indices, or futures contracts; iii)

expenses in the amounts of $31,374 and $18,630,

the possible absence of a liquid secondary market for any

respectively.

particular instrument at any time; and iv) the potential of

Rydex Investments provides transfer agent and

counterparty default. The Trust has established strict

administrative services to the Funds for fees calculated at an counterparty credit guidelines and enters into transactions

annualized rate of 0.25% of the average daily net assets of

only with financial institutions of investment grade or better.

each Fund. Fees related to the Absolute Return Strategies

and Hedged Equity Funds are paid by Rydex Investments,

as previously noted.

56

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Rydex Investments provides accounting services to the Trust calculated at an annualized rate of 0.10% on the first $250 million of the average daily net assets, 0.075% on the next $250 million of the average daily net assets, 0.05% on the next $250 million of the average daily net assets, and 0.03% on the average daily net assets over $750 million of each Fund. Fees related to the

Absolute Return Strategies and Hedged Equity Funds are paid by Rydex Investments, as previously noted.

Rydex Investments engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses vary from

Fund to Fund and are allocated to the Funds based on relative net assets. Any of these expenses allocated to the Absolute

Return Strategies and Hedged Equity Funds are paid by Rydex Investments, as previously noted. Organizational and setup costs for new funds are paid by the Trust.

The Trust has adopted an Investor Services Plan for which the Distributor and other firms that provide shareholder services

(“Service Providers”) may receive compensation. The Trust will pay fees to the Distributor at an annual rate not to exceed 0.25%

of average daily net assets. The Distributor, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.

Certain officers and trustees of the Trust are also officers of Rydex Investments.

4.

Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders. Therefore, no

Federal income tax provision has been recorded.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from

U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for derivatives, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.

Permanent book and tax basis differences, if any, will result in reclassifications. This includes net operating losses not utilized during the current period and capital loss carry forward expired. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year. Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2007, the following Fund offset net realized capital gains with capital losses from previous years:

Fund

Amount

Commodities Strategy Fund

$2,514,498

The tax character of distributions paid during 2007 was as follows:

Ordinary

Long-Term

Total

Fund

Income

Capital Gain

Distributions

Multi-Cap Core Equity Fund

$    459,022

$     215,843

$     674,865

Sector Rotation Fund

6,533,253

2,709,269

9,242,522

Absolute Return Strategies Fund

1,347,557

112,817

1,460,374

Commodities Strategy Fund

—

—

—

Hedged Equity Fund

544,568

91,680

636,248

Real Estate Fund

2,801,863

2,000,000

4,801,863

Strengthening Dollar 2x Strategy Fund

—

—

—

Weakening Dollar 2x Strategy Fund

1,887,531

—

1,887,531

The tax character of distributions paid during 2006 was as follows:

Ordinary

Long-Term

Total

Fund

Income

Capital Gain

Distributions

Multi-Cap Core Equity Fund

$      10,163

$            —

$       10,163

Sector Rotation Fund

422,244

3,857,789

4,280,033

Absolute Return Strategies Fund

418,938

143,950

562,888

Commodities Strategy Fund

—

—

—

Hedged Equity Fund

398,736

81,781

480,517

Real Estate Fund

2,161,579

1,511,042

3,672,621

Strengthening Dollar 2x Strategy Fund

23,111

—

23,111

Weakening Dollar 2x Strategy Fund

400,475

3,122

403,597

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

57

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at December 31, 2007, was as follows:

Undistributed

Undistributed

Net Unrealized

Ordinary

Long-Term

Appreciation/

Capital Loss

Fund

Income

Capital Gain

Depreciation

Carryforward

Multi-Cap Core Equity Fund

$

20,121

$

854

$

(3,491)

$

—

Sector Rotation Fund

172,577

118,549

16,890,706

—

Absolute Return Strategies Fund

135,808

—

661,694

(114,736)1

Commodities Strategy Fund

742,556

—

2,325,191

(3,874,670)2

Hedged Equity Fund

199,366

—

353,388

(324,447)1

Real Estate Fund

583,038

1,164,058

352,191

—

Strengthening Dollar 2x Strategy Fund

—

—

—

—

Weakening Dollar 2x Strategy Fund

—

—

—

—

Capital Loss Carryforward amounts may be limited due to Treasury Regulations.

1 Expires in 2015.

2 Expires in 2014.

At December 31, 2007, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Tax

Tax

Net

Tax

Unrealized

Unrealized

Unrealized

Fund

Cost

Gain

Loss

Gain (Loss)

Multi-Cap Core Equity Fund

$

7,412,071

$

512,329

$

(515,820)

$

(3,491)

Sector Rotation Fund

143,981,467

20,353,456

(3,462,750)

16,890,706

Absolute Return Strategies Fund

25,831,417

1,286,602

(804,314)

482,288

Commodities Strategy Fund

42,800,456

2,325,191

—

2,325,191

Hedged Equity Fund

9,165,455

455,972

(207,786)

248,186

Real Estate Fund

45,099,119

2,175,729

(1,823,538)

352,191

Strengthening Dollar 2x Strategy Fund

2,856,256

—

—

—

Weakening Dollar 2x Strategy Fund

9,719,529

—

—

—

Post-October Losses Deferred

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2007, $292,304, $1,103,245, and $672,690 of realized capital losses, and $33,396 and $286,010 of realized currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until

2008 for Multi-Cap Core Equity Fund, Absolute Return Strategies Fund, Hedged Equity Fund, Strengthening Dollar 2x Fund, and

Weakening Dollar 2x Fund, respectively.

5. Repurchase Agreements

The Trust transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Trust’s custodian and is evaluated daily to ensure that its market value exceeds by, at a minimum, 102% of the delivery value of the repurchase agreement at maturity. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of December 31, 2007, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Mizuho Financial Group, Inc.

1.40% due 01/02/08

$100,000,000

$100,000,000

$100,007,778

Morgan Stanley

1.20% due 01/02/08

100,000,000

100,000,000

100,006,667

UBS Financial Services, Inc.

1.14% due 01/02/08

100,000,000

100,000,000

100,006,333

Lehman Brothers Holdings, Inc.

1.00% due 01/02/08

76,214,183

76,214,183

76,218,418

$376,214,183

$376,239,196

58

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2007, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Dates

Range of Rates

Par Value

Market Value

U.S. Treasury Notes

11/15/08 - 11/15/16

3.375% - 4.750%

$193,110,000

$197,169,227

TIP Notes

01/15/09 - 07/15/17

1.875% - 4.250%

141,445,000

165,690,117

Federal Home Loan Bank

08/05/09 - 09/09/16

5.000% - 5.375%

7,755,000

8,203,002

TIP Bonds

01/15/25

2.375%

5,920,000

6,890,030

Federal Discount Note

02/29/08

0.000%

3,950,000

3,922,350

U.S. Treasury Bills

02/14/08 - 02/21/08

0.000%

1,883,000

1,875,790

$383,750,516

In the event of counterparty default, the Trust has the right to collect the collateral to offset losses incurred. There is potential loss to the Trust in the event the Trust is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Trust seeks to assert its rights. The

Trust’s investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the credit-

worthiness of those banks and dealers with which the Trust enters into repurchase agreements to evaluate potential risks.

6.

Securities Transactions

During the year ended December 31, 2007, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments, were:

Absolute

Multi-Cap

Sector

Return

Commodities

Core Equity

Rotation

Strategies

Strategy

Fund

Fund

Fund

Fund

Purchases

$21,348,772

$285,460,935

$103,148,556

$48,513,494

Sales

$21,642,747

$266,427,863

$

94,483,204

$41,622,313

Strengthening

Weakening

Hedged

Dollar

Dollar

Equity

Real Estate

2x Strategy

2x Strategy

Fund

Fund

Fund

Fund

Purchases

$38,003,412

$132,377,805

$

—

$

—

Sales

$40,455,341

$173,918,714

$

—

$

—

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

59

NOTES TO FINANCIAL STATEMENTS (continued)

7.

Share Transactions

The Trust is authorized to distribute an unlimited number of no par value shares. Transactions in shares for the periods presented were:

Purchased through

Net Shares

Shares Purchased

Dividend Reinvestment

Shares Redeemed

Purchased (Redeemed)

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

2007

2006

2007

2006

2007

2006

2007

2006

Multi-Cap Core Equity Fund

593,772

536,267

26,962

357

(658,918)

(358,656)

(38,184)

177,968

Sector Rotation Fund

5,545,419

7,047,157

594,757

317,039

(4,156,364)

(5,730,038)

1,983,812

1,634,158

Absolute Return Strategies Fund

2,178,075

1,127,925

56,017

21,509

(1,883,864)

(420,205)

350,228

729,229

Commodities Strategy Fund

2,868,931

4,551,504

—

—

(2,151,804)

(4,709,776)

717,127

(158,272)

Hedged Equity Fund

1,166,016

961,138

24,651

18,243

(1,285,651)

(606,870)

(94,984)

372,511

Real Estate Fund

2,845,450

8,118,053

135,036

72,624

(3,711,330)

(7,256,824)

(730,844)

933,853

Strengthening Dollar 2x Strategy Fund

1,926,266

975,434

—

1,031

(1,862,970)

(889,524)

63,296

86,941

Weakening Dollar 2x Strategy Fund

1,565,858

1,962,862

65,042

14,602

(1,561,649)

(1,693,518)

69,251

283,946

NOTES TO FINANCIAL STATEMENTS (continued)

8.

Portfolio Securities Loaned

The Trust may lend its securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Trust acts as the lender, U.S. Bank acts as the agent, and other approved registered broker dealers act as the borrowers. The Trust receives cash collateral, valued at 100% of the value of the securities on loan, which is initially held in a segregated account at U.S. Bank. Under the terms of the Trust’s securities lending agreement with U.S. Bank,

cash collateral may be invested by U.S. Bank in certain high quality, liquid investments. At December 31, 2007, the cash collateral investments consisted of mutual funds. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates risk, the Trust could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Trust has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following represents a breakdown of the collateral, its rates, and maturities:

MUTUAL FUND

Issuer

Shares

Market Value

Mount Vernon Securities Lending Trust

55,984,090

$  55,984,090

Total Mutual Fund

$  55,984,090

At December 31, 2007, the following Funds participated in securities lending and received cash collateral:

Fund

Cash Collateral

Value of Securities Loaned

Multi-Cap Core Equity Fund

$

1,151,213

$

1,105,445

Sector Rotation Fund

32,234,639

30,961,666

Absolute Return Strategies Fund

5,153,166

4,955,561

Commodities Strategy Fund

2,202,768

2,151,370

Hedged Equity Fund

1,418,493

1,363,138

Real Estate Fund

13,823,811

13,441,991

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

61

NOTES TO FINANCIAL STATEMENTS (concluded)

9.

New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for

Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured,

presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund net asset value calculations as late as a fund’s last net asset value calculation in the first required financial statement reporting period.

Management adopted FIN 48 on June 29, 2007. There is no material impact to the financial statements or disclosures thereto as a result of the adopting of this pronouncement.

The Funds file U.S. federal income tax returns and returns in various foreign jurisdictions in which it invests. While the statute of limitations remains open to examine the Fund’s U.S. federal income tax returns filed for the fiscal years 2004 to 2007, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances,

but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Funds’ financial statements.

10. Subsequent Event

At the close of business on January 17, 2008, Rydex NV, Inc., comprised of Rydex Investments, together with several other Rydex entities, was acquired by Security Benefit Corporation (“Security Benefit”), a financial services firm that provides a broad variety of financial programs to investors in the advisor, banking, education, government, institutional, and qualified plan markets (the

“Transaction”). As a result of the Transaction’s completion, Rydex Investments and the Distributor are wholly-owned subsidiaries of

Security Benefit. While the Transaction has no material impact on the Funds or their shareholders, it resulted in a change of control of Rydex Investments, which in turn caused the termination of the investment advisory agreement between Rydex

Investments and the Funds.

A new investment advisory agreement between Rydex Investments and the Funds was approved under substantially the same terms as the previous investment advisory agreement (the “New Agreement”). This New Agreement was approved by shareholders, via proxy, and took effect upon the closing of the Transaction.

The Transaction has no impact on the day-to-day operations of Rydex Investments, the fees payable to Rydex Investments under the New Agreement, or the persons responsible for the management of the Funds.

62

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Variable Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Cap Core Equity Fund, Sector Rotation Fund, Absolute Return Strategies Fund,

Commodities Strategy Fund (formerly Commodities Fund), Hedged Equity Fund, Real Estate Fund, Strengthening Dollar

2x Strategy Fund (formerly Dynamic Strengthening Dollar Fund) and Weakening Dollar 2x Strategy Fund (formerly

Dynamic Weakening Dollar Fund), (eight series of Rydex Variable Trust, hereafter referred to as the “Funds”) at December

31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our respon-

sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).

Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 26, 2008

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

63

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund

% Qualifying

Multi-Cap Core Equity Fund

23.18%

Sector Rotation Fund

8.14%

Absolute Return Strategies Fund

18.47%

Hedged Equity Fund

12.43%

The Funds’ distributions to shareholders included:

Multi-Cap

Sector

Absolute Return

Core Equity

Rotation

Strategies

Fund

Fund

Fund

From short-term capital gains:

$411,733

$6,533,253

$186,789

From long-term capital gains, subject to

the 15% rate gains category:

215,843

2,709,269

112,817

Hedged

Real

Equity

Estate

Fund

Fund

From short-term capital gains:

$63,462

$2,000,000

From long-term capital gains, subject to

the 15% rate gains category:

91,680

2,000,000

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the

Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended

June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form

N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the

SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.

Rydex Investments Board Review and Approval of the Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) requires that the initial approval of, as well as the continuation of, a fund’s investment advisory agreement be specifically approved by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. In addition, the Securities and Exchange Commission (the “SEC”) takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Rydex Variable Trust Board of Trustees (the “Board”) generally calls and holds one meeting each year that is dedicated to considering whether to renew the investment advisory agreements between Rydex

Variable Trust (the “Trust”) and PADCO Advisors II, Inc., which does business under the name Rydex Investments (“Rydex

Investments”), (the “Current Agreements”) with respect to existing funds in the Trust, including the funds discussed in this Annual

Report (each a “Fund” and collectively, the “Funds”), and to reviewing certain other agreements pursuant to which Rydex

Investments provides investment advisory services to certain other registered investment companies. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Rydex Investments, including information about

Rydex Investments’ affiliates, personnel and operations. The Board also receives data provided by third parties. This information is

64

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and performance. The Board also receives a memorandum from Fund counsel regarding the responsibilities of the Board for the approval of investment advisory agreements. In addition, the Independent

Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of fund management, and participate in question and answer sessions with representatives of Rydex Investments.

At a Special Meeting of the Board held on July 10, 2007, and subsequently, during the Board’s regular quarterly meeting held on

August 27 and 28, 2007 (the “Annual Renewal Meeting” and together with the July 10, 2007 Meeting, the “Meetings”), the

Board considered and voted in favor of new investment advisory agreements for Rydex Variable Trust (each, a “New Agreement”

and collectively, the “New Agreements”), which, subject to their approval by each Fund’s shareholders, will enable Rydex

Investments to continue to serve as investment adviser to each Fund after the completion of the acquisition of Rydex Investments’

parent, Rydex Holdings, Inc. (the “Transaction”). During the Annual Renewal Meeting, the Board also considered and approved the selection of Rydex Investments and the continuance of the Current Agreements for an additional one-year period or until the closing of the Transaction, based on its review of qualitative and quantitative information provided by Rydex Investments.

Board Considerations in Approving the New Investment Advisory Agreements and the Continuation of the Current

Investment Advisory Agreements

In preparation for the Annual Renewal Meeting, the Board requested and received written materials from Rydex Investments about: (a) the quality of Rydex Investments’ investment management and other services; (b) Rydex Investments’ investment management personnel; (c) Rydex Investments’ operations and financial condition; (d) Rydex Investments’ brokerage practices

(including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that Rydex Investments charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of Rydex Investments’ profitability from its Fund-related operations; (h) Rydex Investments’ compliance systems; (i) Rydex Investments’ policies on and compliance procedures for personal securities transactions; (j) Rydex Investments’ reputation, expertise and resources in domestic financial markets; and (k) Fund performance compared with similar mutual funds. Certain of these considerations are discussed in more detail below.

In its deliberations at the Annual Renewal Meeting, the Board did not identify any single piece of information that was all-

important or controlling. Based on the Board’s deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Current

Agreements and New Agreements were fair and reasonable; (b) concluded that Rydex Investments’ fees were reasonable in light of the services that Rydex Investments provides to the Funds; (c) agreed to renew each Current Agreement for an additional one-

year term; and (d) agreed to approve the New Agreements for an initial term of two years.

In approving the New Agreements and the continuation of the Current Agreements at the Annual Renewal Meeting, the Board,

including the Independent Trustees, advised by independent counsel, considered the factors discussed below.

Nature, Extent, and Quality of Services Provided by Rydex Investments

At the Annual Renewal Meeting, the Board reviewed the scope of services to be provided by Rydex Investments under each Current Agreement and noted that there would be no significant differences between the scope of services required to be provided by Rydex Investments for the past year and the scope of services required to be provided by Rydex Investments for the upcoming year. In reviewing the scope of services provided to the Funds by

Rydex Investments, the Board reviewed and discussed Rydex Investments’ investment experience, noting that Rydex

Investments and its affiliates have committed significant resources over time to the support of the Funds. The Board also considered Rydex Investments’ compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that Rydex Investments provides information regarding the portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered Rydex Investments’ investment processes and strategies, and matters related to Rydex Investments’ portfolio transaction policies and procedures. With respect to those Funds that invest in unaffiliated ETFs in reliance on exemptive orders pursuant to Section 12(d)(1), the Board considered and determined that the advisory fees charged under the Current Agreements are based on services provided that will be in addition to, rather than duplicative of, the services provides under the investment advisory agreement of any ETF in which the Funds are invested. In particular, the Board recognized that Rydex Investments must manage a Fund’s investment in an unaffiliated ETF in the same manner as other investments in the Fund’s portfolio in order to ensure that the Fund achieves its investment objective. Thus, a Fund’s investment in an unaffiliated

ETF does not alleviate Rydex Investments’ duties and responsibilities as investment adviser to the Fund. The Board

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65

OTHER INFORMATION (Unaudited) (continued)

also noted the substantial volume of portfolio trades and shareholder transaction activity, in general, processed by

Rydex Investments due to the unlimited exchange policy of the majority of the Funds. The Board further noted that the Funds have consistently met their investment objectives since their respective inception dates. Based on this review, the Board concluded that the nature, extent, and quality of services to be provided by Rydex Investments to the Funds under the Current Agreements were appropriate and continued to support the Board’s original selection of

Rydex Investments as investment adviser to the Funds.

Fund Expenses and Performance of the Funds and Rydex Investments

At the Annual Renewal Meeting, the Board reviewed statistical information prepared by Rydex Investments regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other funds registered under the 1940 Act determined by Rydex Investments to comprise each Fund’s applicable peer group. Because few funds seek to provide unlimited exchange privileges similar to those of the majority of the Funds, each Fund’s applicable peer group is generally limited to the funds of two unaffiliated mutual fund families. In addition, the Board reviewed statistical information prepared by Rydex Investments relating to the performance of each Fund, as well as each Fund’s ability to successfully track its benchmark over time, and a comparison of each Fund’s performance to funds with similar investment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market trends. The Board further noted that despite the unique nature of the Funds, the peer fund information presented to the Board was meaningful because the peer funds’ investment objectives and strategies were closely aligned with those of the Funds. The Board noted that most of the Funds either outperformed their peer funds or performed in line with them over relevant periods. The Board also noted that the investment advisory fees for the Funds were equivalent to those of their peers and that the overall expenses for the Funds were only slightly higher than the total expenses of the peer funds, due in part to differing share classes and distribution fees. Based on this review, the

Board concluded that the investment advisory fees and expense levels and the historical performance of the Funds, as managed by Rydex Investments, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Current Agreements.

Costs of Services Provided to the Funds and Profits Realized by Rydex Investments and its Affiliates

At the Annual Renewal Meeting, the Board reviewed information about the profitability of the Funds to Rydex

Investments based on the advisory fees payable under the Current Agreements for the last calendar year. Rydex

Investments also presented the Board with material discussing its methodology for determining the level of advisory fees assessable to the Funds. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to

Rydex Investments. The Board also reviewed information regarding direct revenue received by Rydex Investments and ancillary revenue received by Rydex Investments and/or its affiliates in connection with the services provided to the

Funds by Rydex Investments (as discussed below) and/or its affiliates. The Board also discussed Rydex Investments’

profit margin as reflected in Rydex Investments’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits to be realized by Rydex

Investments and its affiliates under the Current Agreements and from other relationships between the Funds and

Rydex Investments and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

Economies of Scale

In connection with its review of the Funds’ profitability analysis at the Annual Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels.

The Board noted that neither the Current Agreements nor the New Agreements for the Funds provided for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Funds. The Board also noted that though Rydex Investments’ assets under management were significant, the amount is spread among more than 100 Funds. Further limiting the realization of economies of scale, is the ability of shareholders of many of the

Funds to engage in unlimited trading. The Board also reviewed and considered Rydex Investments’ historic profitability as investment adviser to the Funds and determined that reductions in advisory fees or additions of breakpoints were not warranted at this juncture. Based on this review, the Board, recognizing its responsibility to consider this issue at least annually, determined that the economies of scale, if any, were de minimis.

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

Other Benefits to Rydex Investments and/or its Affiliates

At the Annual Renewal Meeting, in addition to evaluating the services provided by Rydex Investments, the Board also considered the nature, extent, quality and cost of the administrative, distribution, and shareholder services performed by Rydex Investments’ affiliates under separate agreements. The Board noted that Rydex Investments reports its use of soft dollars to the Board on a quarterly basis, as well as any portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or Rydex Investments pursuant to Rule 17e-1 under the 1940 Act. Based on its review,

the Board concluded that the nature and quality of the services provided by Rydex Investments’ affiliates to the Trust will benefit the Funds’ shareholders, and that any ancillary benefits would not be disadvantageous to the Funds’

shareholders, particularly in light of the Board’s view that the Funds’ shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment strategies and services.

Additional Considerations in Approving the New Agreements

On June 18, 2007, the Trustees met with representatives of Security Benefit and the management of Rydex Investments for the purpose of learning more about Security Benefit and the proposed Transaction. Immediately following the announcement that

Rydex and Security Benefit entered into a purchase and sale agreement, the Trustees requested that Rydex Investments provide the Board with additional information pertaining to the effect of the proposed change of control on Rydex Investments’ personnel and operations and the terms of the New Agreements. Rydex Investments presented its response to the Board’s request for additional information prior to and at a Special Meeting of the Boards of Trustees held on July 10, 2007. Rydex Investments provided the Board with oral and written information to help the Board evaluate the impact of the change of control on Rydex

Investments, Rydex Investments’ ability to continue to provide investment advisory services to the Funds under the New

Agreements, and informed the Board that the contractual rate of Rydex Investments’ fees will not change under the New

Agreements. Rydex Investments also affirmed that the terms of the New Agreements were the same in all material respects to those of the Current Agreements.

The Trustees deliberated on the approval of each New Agreement in light of the information provided. The Board determined that the terms of the New Agreements set forth materially similar rights, duties and obligations on Rydex Investments with regard to the services to be provided to the Trust, and provided at least the same level of protection to the Trust, the Funds and the

Funds’ shareholders as the Current Agreements. The Board also noted that Rydex Investments’ fees for their services to the Funds under each New Agreement would be the same as their fees under the corresponding Current Agreement. The Board further noted that all considerations, determinations and findings related to the approval of the continuation of the Current Agreements,

as discussed above, were equally relevant to their approval of the New Agreements along with the additional factors relevant to the proposed change in control discussed below.

Nature, Extent and Quality of Services Provided by Rydex Investments; Performance of the Funds

The Board noted that Rydex Investments was taking appropriate steps to maintain its associates through the closing of the Transaction by, in part, keeping them informed of the potential Transaction and awarding key personnel with incentives to emphasize their value to Rydex Investments. As a result of these efforts, it is anticipated that the key investment and management personnel servicing the Funds will remain with Rydex Investments following the

Transaction and that the investment and management services provided to the Funds by Rydex Investments will not change. The Board also considered Rydex Investments’ and Security Benefit’s representations to the Board that

Security Benefit intends for Rydex Investments to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the Transaction should have no impact on the day-to-day operations of

Rydex Investments, or the persons responsible for the management of the Funds. Based on this review, the Board concluded that the range and quality of services provided by Rydex Investments to the Funds were appropriate and were expected to continue under the New Agreements, and that there was no reason to expect the consummation of the Transaction to have any adverse effect on the services provided by Rydex Investments and its affiliates or the future performance of the Funds.

Fund Expenses

The Board also considered the fact that the fees payable to Rydex Investments and other expenses of the Funds would be the same under the New Agreements as they are under the Current Agreements, and on this basis, the

Board concluded that these fees and expenses continued to be satisfactory for the purposes of approving the New

Agreements. More detailed information regarding the fees under the New Agreements is contained in the Proxy

Statement and accompanying materials dated September 6, 2007.

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67

OTHER INFORMATION

(Unaudited)

(concluded)

Costs of Services Provided to the Funds and Profits Realized by Rydex Investments and its Affiliates

Because Rydex Investments’ fees under the New Agreements are the same as those assessed under the Current

Agreements, the Board concluded that the profits to be realized by Rydex Investments and its affiliates under the New

Agreements and from other relationships between the Funds and Rydex Investments and/or its affiliates, if any, should remain within the range the Board considered reasonable and appropriate. The Board further noted that, although it is not possible to predict how the Transaction may affect Rydex Investments’ future profitability from its relationship with the Funds, this matter would be given further consideration on an annual basis going forward.

Economies of Scale

The Board further considered the potential economies of scale that may result from the Transaction, and concluded that the extent of such economies of scale could not be predicted in advance of the closing of the Transaction.

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and

Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

Carl G. Verboncoeur*

Rydex Series Funds – 2004

147

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Chief Executive Officer and Treasurer of Rydex Specialized Products, LLC (2005 to

present); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present); Executive Vice President of

Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

147

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Secretary of Rydex Specialized Products, LLC (2005 to present); Vice President of

Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic

Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners

SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present); Chief Operating Officer of Rydex Investments and

Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

John O. Demaret

Rydex Series Funds – 1997

139

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

139

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company,

registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management

Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

139

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller

Rydex Series Funds – 2005

139

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

THE RYDEX VARIABLE TRUST ANNUAL REPORT

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69

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

139

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

139

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

139

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

––––––––––––––––––––––––––––––

Year of Birth

––––––––––––––––––––––––

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005

Vice President and Treasurer (1963)

to present); Vice President and Treasurer of Rydex Series Funds,

Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust

(2003 to present); Senior Vice President of Rydex Investments

(2003 to present); Vice President and Treasurer of Rydex Capital

Partners SPhinX Fund (2003 to 2006); Vice President of

Accounting of Rydex Investments (2000 to 2003)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable

Chief Compliance Officer and

Trust, and Rydex Dynamic Funds (2004 to present); Secretary of

Secretary (1966)

Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic

Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments

(2000 to present); Secretary of Rydex Capital Partners SPhinX

Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust,

Assistant Treasurer (1966)

Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Vice

President of Rydex Investments (2004 to present); Director of

Accounting of Rydex Investments (2003 to 2004); Vice President

of Mutual Funds, State Street Bank & Trust (2000 to 2003)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex

Controller (1974)

Dynamic Funds, Rydex ETF Trust (2006 to present); Director of

Fund Administration of Rydex Investments (2001 to present)

* Officers of the Fund are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.

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9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800.820.0888

RVAALTS-ANN-2-1207x1208